                     A N N U A L  R E P O R T

                        DECEMBER 31, 1997



                           [PICTURE]

              THE ENTERPRISE GROUP OF FUNDS, INC.

                 THE ENTERPRISE GROUP OF FUNDS, INC.





                     Enterprise Growth Portfolio

                     Enterprise Equity Portfolio

               Enterprise Growth and Income Portfolio

                 Enterprise Equity Income Portfolio

             Enterprise Capital Appreciation Portfolio

             Enterprise Small Company Growth Portfolio

              Enterprise Small Company Value Portfolio

              Enterprise International Growth Portfolio

             Enterprise Government Securities Portfolio

                 Enterprise High-Yield Bond Portfolio

                Enterprise Tax-Exempt Income Portfolio

                     Enterprise Managed Portfolio

                  Enterprise Money Market Portfolio

                               TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                      ---------
The Enterprise Growth Portfolio
  Manager's Comments................................................................................          3
  Portfolio of Investments..........................................................................          6
The Enterprise Equity Portfolio
  Manager's Comments................................................................................          7
  Portfolio of Investments..........................................................................         10
The Enterprise Growth and Income Portfolio
  Manager's Comments................................................................................         12
  Portfolio of Investments..........................................................................         15
The Enterprise Equity Income Portfolio
  Manager's Comments................................................................................         17
  Portfolio of Investments..........................................................................         20
The Enterprise Capital Appreciation Portfolio
  Manager's Comments................................................................................         23
  Portfolio of Investments..........................................................................         26
The Enterprise Small Company Growth Portfolio
  Manager's Comments................................................................................         28
  Portfolio of Investments..........................................................................         31
The Enterprise Small Company Value Portfolio
  Manager's Comments................................................................................         33
  Portfolio of Investments..........................................................................         37
The Enterprise International Growth Portfolio
  Manager's Comments................................................................................         40
  Portfolio of Investments..........................................................................         44
The Enterprise Government Securities Portfolio
  Manager's Comments................................................................................         49
  Portfolio of Investments..........................................................................         52
The Enterprise High-Yield Bond Portfolio
  Manager's Comments................................................................................         54
  Portfolio of Investments..........................................................................         57
The Enterprise Tax-Exempt Income Portfolio
  Manager's Comments................................................................................         62
  Portfolio of Investments..........................................................................         65
The Enterprise Managed Portfolio
  Manager's Comments................................................................................         68
  Portfolio of Investments..........................................................................         72
The Enterprise Money Market Portfolio
  Manager's Comments................................................................................         74
  Portfolio of Investments..........................................................................         76
Statement of Assets and Liabilities.................................................................         78
Statement of Operations.............................................................................         80
Statement of Changes in Net Assets..................................................................         82
Financial Highlights................................................................................         86
Notes to Financial Statements.......................................................................        112

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their cost.

ENTERPRISE
GROUP OF FUNDS
--------------------------------------------------------------------------------

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:

    Investors in U.S. stock mutual funds enjoyed another stellar year in 1997 as the longest bull run in stock-market history continued. For the year, the average diversified U.S. stock fund returned 24.36 percent, according to Lipper Analytical Services, Inc. The good news extended to the bond market, as well, which recorded an impressive rally during the second half of the year. Lipper concluded that the average taxable-bond fund gained 8.67 percent in 1997, while the average tax-free bond fund recorded 8.24 percent in total returns, which include price changes and reinvested dividends.

1997 IN REVIEW

    Stocks, as measured by the S&P 500 Composite Index, achieved an improbable third consecutive rise of more than 20 percent in 1997. The S&P 500 gained 33.4 percent, inclusive of reinvested dividends and interest, which marked the 15th calendar-year advance for the index in the past 16 years. Nearly ideal economic conditions in the U.S. -- solid earnings gains and low unemployment combined with almost non-existent inflationary pressure -- spurred the Dow Jones Industrial Average to a 24.9 percent rise and the Nasdaq Composite Index to a
22.3 percent gain. Even small-cap stocks, as measured by the Russell 2000 Index, showed marked improvement from 1996 by gaining 22.4 percent.

    The headiness caused by all of this good news was tempered by a volatile fourth quarter marked by the record one-day drop of 554 points by the Dow on October 27. Although the fourth quarter barely detracted from the gains of the first three quarters -- the average U.S. stock fund declined just 1.54 percent according to Lipper -- it served as a reminder to investors of the value of long-term investment planning and portfolio diversification. Much of the volatility stemmed from the ongoing financial uncertainty in Southeast Asia, where several economies suffered the effects of wild stock market swings caused by weak currencies and bad loans by financial institutions.

    During the second half of 1997, the "Asian flu" spread throughout Thailand, Indonesia, the Philippines, Hong Kong, South Korea and Malaysia. As Japan, traditionally the region's financial leader, struggled to turn around its own economy, the leadership for an Asian bailout fell to the U.S. and the International Monetary Fund.

    In the fixed income arena, several factors cheered bond investors. Falling inflation, little action by the Federal Reserve, a budget deficit shrinking faster than predicted and a flattening yield curve raised prices on almost all types of bonds. The yield on the 30-year Treasury bond, traditionally a bellwether for the fixed income markets, hit a 1997 high of 7.2 percent in April before closing the year below the psychologically important 6 percent barrier at
5.92 percent.

LOOKING TO 1998

    We believe, as do our portfolio managers, that although the financial problems in Southeast Asia will have an as-yet-undetermined effect on the profits of some U.S. corporations, the overall strength of the American economy may provide a scenario for further positive returns for U.S. stocks in 1998. We must emphasize, however, that an expectation of the level of returns we have experienced during the past three years is an unrealistic one in light of the historical record. Past results do not guarantee future performance. Long-term investors may potentially reduce their dependence upon short-term results by exercising patience and examining the allocation of their investment portfolios with professional financial advisors.

    The Enterprise Group of Funds earned an outstanding vote of recognition within the mutual fund industry in the DALBAR 1997 Broker/Dealer General Opinion Survey, being ranked No. 1 overall among small mutual fund complexes. As a result, we earned the prestigious DALBAR Crystal Pyramid Award for 1997. This was the 11th

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      1
annual survey conducted by DALBAR, Inc., which provides research and publications to financial services institutions. The survey focused on the investment performance, marketing support and operations support delivered by mutual fund families. For the purposes of the survey, small mutual fund complexes were defined as those whose assets under management were $8 billion or less.

    Effective July 17, Enterprise made available to its shareholders two new portfolios, the Enterprise Growth and Income Portfolio and the Enterprise Small Company Growth Portfolio. These portfolios emerged from Retirement System Fund Inc. when Enterprise acquired the advisory services for that fund from Retirement System Investors Inc., which had served as investment adviser to the funds since their inception in May 1991. Retirement System Investors continues to manage the Enterprise Growth and Income Portfolio, which offers a blend of large-cap value and large-cap growth investment styles. Pilgrim Baxter & Associates, Ltd., now manages the Enterprise Small Company Growth Portfolio.

    During 1997, the Enterprise Growth, Growth and Income, Capital Appreciation, Small Company Value and Government Securities Portfolios, in particular, received favorable media recognition relative to their mutual fund peer groups due to their performance. We will continue in 1998 and beyond to provide investors with a wide selection of mutual funds to cover the spectrum of investment needs.

    1998 will also mark the 30th anniversary of the Enterprise Growth Portfolio, subadvised by Montag & Caldwell, Inc. The Enterprise Growth Portfolio continues to receive industry recognition for its long-term investment performance.

    We are proud of our success to date and appreciate your confidence in The Enterprise Group of Funds as we continue our primary mission of adding value to your investment portfolio by providing you with access to some of the most accomplished institutional investment firms in the industry.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President and Chief Executive Officer

2                     THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE GROWTH PORTFOLIO

MONTAG & CALDWELL, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Montag & Caldwell served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1967. Montag & Caldwell manages approximately $15.5 billion for institutional clients, and its normal investment minimum is $40 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth Portfolio is to seek appreciation of capital primarily through investments in common stocks.

INVESTMENT PHILOSOPHY

The equity selection process is a low-risk, growth stock approach. Valuation is the key selection criterion that makes its investment style risk-averse. Montag & Caldwell also emphasizes growth characteristics because it is seeking not only companies with shares that are attractively priced but also those that may experience strong earnings growth relative to other companies.

1997 PERFORMANCE REVIEW

As anticipated, 1997 proved to be a volatile year for the stock market but equities still managed to produced positive returns for the third straight year. After enduring a weak first quarter the stock market rebounded strongly during the middle quarters, only to languish in the fourth quarter as Asia's economic ills dominated investor concerns. During the year, the portfolio benefited initially from its exposure to consumer, health care and technology holdings, which responded to nearly perfect investment conditions: moderate economic growth, lower-than-expected inflation, corporate profits growing at a healthy rate, and interest rates remaining steady to lower. Late weakness in many of these positions, reflecting their exposure to the Asian financial uncertainty, caused a consolidation of portfolio gains, however.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-A              ONE YEAR             FIVE YEAR            TEN YEAR
Average Annual With Load                                25.53%        20.59%                     17.92%
Average Annual Without Load                             31.76%        21.77%                     18.50%
S&P 500*                                                33.36%        20.27%                     18.06%
Lipper Growth Fund Index**                              28.08%        17.08%                     16.08%
                                             Enterprise Growth
                                                   Portfolio-A       S&P 500   Lipper Growth Fund Index
12/31/87                                             $9,525.32    $10,000.00                 $10,000.00
1988                                                $10,696.93    $11,661.00                 $11,413.00
1989                                                $13,162.58    $15,356.37                 $14,548.15
1990                                                $12,863.79    $14,878.79                 $13,761.10
1991                                                $18,239.56    $19,412.35                 $18,760.50
1992                                                $19,417.84    $20,891.58                 $20,191.93
1993                                                $21,474.19    $22,997.45                 $22,610.92
1994                                                $21,261.59    $23,301.01                 $22,255.93
1995                                                $29,761.98    $32,057.53                 $29,522.49
1996                                                $39,464.39    $39,417.94                 $34,683.02
1997                                                $51,998.27    $52,567.77                 $44,422.02

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      3

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-B         ONE YEAR        INCEPTION
Annualized Return With CDSC                   27.15%        32.34%
Annualized Return Without CDSC                31.15%        33.27%
S&P 500*                                      33.36%        29.47%
Lipper Growth Fund Index**                    28.08%        24.88%
*From 5/1/95-12/31/97
                                   Enterprise Growth                  Lipper Growth
                                         Portfolio-B       S&P 500       Fund Index
5/1/95                                    $10,000.00    $10,000.00       $10,000.00
1995                                      $12,465.80    $12,162.34       $12,030.00
1996                                      $16,421.20    $14,948.98       $14,132.84
1997                                      $21,136.40    $19,935.95       $18,101.35

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE GROWTH PORTFOLIO-C             INCEPTION
Cumulative Return With CDSC                             20.91%
Cumulative Return Without CDSC                          21.91%
S&P 500*                                                22.56%
Lipper Growth Fund Index**                              23.10%
*From 5/1/97-12/31/97
                                             Enterprise Growth
                                                   Portfolio-C       S&P 500   Lipper Growth Fund Index
5/1/97                                              $10,000.00    $10,000.00                 $10,000.00
1997                                                $12,090.60    $12,256.00                 $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
                                            ONE YEAR             INCEPTION
Enterprise Growth Portfolio-Y                           32.40%        39.16%
S&P 500*                                                33.36%        37.24%
Lipper Growth Fund Index**                              28.08%        30.81%
*From 8/31/96-12/31/97
                                             Enterprise Growth
                                                   Portfolio-Y       S&P 500   Lipper Growth Fund Index
8/31/96                                             $10,000.00    $10,000.00                 $10,000.00
1996                                                $11,738.41    $11,439.00                 $11,172.00
1997                                                $15,541.65    $15,255.05                 $14,309.10

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

4                     THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

Stock market returns may be respectable, but more subdued, in 1998. The prospects for sustained growth in the economy and corporate profits, along with low inflation and steady to lower bond yields, potentially suggest a continued good fundamental setting for equities. Tempering this favorable outlook may be lower corporate profit gains and stock market valuations that accurately reflect these good economic fundamentals.

The outlook for the shares of high-quality growth companies remains bright. Most of these companies operate globally and while there may be weakness in the developing economies of the world, such as Southeast Asia, other economies may be making good progress. The tendency for strength in some economic regions to offset weakness in other areas, combined with dynamic global opportunities and competitive advantages, have enabled these companies to produce consistently solid earnings growth during the years. In the year ahead, the more predictable and above-average earnings gains of these companies may be particularly attractive as overall corporate profit growth slows.

Montag & Caldwell particularly favors the shares of multinational consumer and health care companies with strong product offerings that are value-added and proprietary in nature. Such products are generally used each day. Even in a U.S. recession, demand remains relatively strong for products such as soft drinks, detergents, blades and razors, as well as for pharmaceuticals. While the portfolio's technology commitments have been reduced due to valuation, product transition and macroeconomic issues, the outlook is still good for technology spending as companies seek to position themselves better for the dynamic and challenging global market environment.

Lastly, the outlook may be especially promising for these globally exposed companies in the second half of 1998. By then, foreign economies in both developed and developing parts of the world should be improving and, at the same time, currency translations from a strong U.S. dollar may have a less negative impact on reported sales and earnings. In the meantime, the shares of these companies may hold their own as relative earnings and valuation positions improve in a moderating corporate profit environment with steady to lower bond yields.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      5

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 96.20%                                AMOUNT         VALUE
-------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.23%
-------------------------------------------------------------------------------
Interpublic Group of Companies Inc................       280,000   $ 13,947,500
Manpower Inc......................................       400,000     14,100,000
                                                                   ------------
                                                                     28,047,500
CAPITAL GOODS & SERVICES -- 3.10%
-------------------------------------------------------------------------------
General Electric Company..........................       280,000     20,545,000
COMPUTER HARDWARE -- 10.76%
-------------------------------------------------------------------------------
3Com Corporation (Rts) (a)........................       220,000      7,686,250
Adaptec Inc. (a)..................................       290,000     10,766,250
Cisco Systems Inc. (a)............................       510,000     28,432,500
Compaq Computer
Corporation (a)...................................       330,000     18,624,375
Seagate Technology (a)............................       300,000      5,775,000
                                                                   ------------
                                                                     71,284,375
COMPUTER SERVICES -- 2.51%
-------------------------------------------------------------------------------
Solectron Corporation (a).........................       400,000     16,625,000
COMPUTER SOFTWARE -- 7.94%
-------------------------------------------------------------------------------
Electronic Arts (a)...............................       400,000     15,125,000
Microsoft Corporation (a).........................       200,000     25,850,000
Oracle System Corporation (a).....................       520,000     11,602,500
                                                                   ------------
                                                                     52,577,500
CONGLOMERATES -- 3.63%
-------------------------------------------------------------------------------
Cendant Corporation...............................       700,000     24,062,500
CONSUMER NON-DURABLES -- 9.99%
-------------------------------------------------------------------------------
Gillette Company..................................       280,000     28,122,500
Mattel Inc........................................       335,200     12,486,200
Procter & Gamble Company..........................       320,000     25,540,000
                                                                   ------------
                                                                     66,148,700
ENTERTAINMENT & LEISURE -- 3.21%
-------------------------------------------------------------------------------
Walt Disney Company...............................       215,000     21,298,438
FINANCE -- 3.23%
-------------------------------------------------------------------------------
American Express Company..........................       240,000     21,420,000
FOOD & BEVERAGES & TOBACCO -- 6.69%
-------------------------------------------------------------------------------
Coca-Cola Company.................................       440,000     29,315,000
Pioneer Hi Bred International
Inc...............................................       140,000     15,015,000
                                                                   ------------
                                                                     44,330,000
HEALTH CARE -- 3.24%
-------------------------------------------------------------------------------
Medtronic Inc.....................................       410,000     21,448,125

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
-------------------------------------------------------------------------------
HOTELS & RESTAURANTS -- 5.60%
-------------------------------------------------------------------------------
Cracker Barrel Old Country Store..................       225,000   $  7,509,375
Marriott International Inc........................       220,000     15,235,000
McDonald's Corporation............................       300,000     14,325,000
                                                                   ------------
                                                                     37,069,375
INSURANCE -- 3.04%
-------------------------------------------------------------------------------
American International Group Inc..................       185,000     20,118,750
MEDICAL INSTRUMENTS -- 2.51%
-------------------------------------------------------------------------------
Boston Scientific Corporation.....................       362,600     16,634,275
PHARMACEUTICALS -- 17.27%
-------------------------------------------------------------------------------
Bristol Myers Squibb Company......................       267,500     25,312,187
Johnson & Johnson.................................       400,000     26,350,000
Eli Lilly & Company...............................       300,000     20,887,500
Merck & Company Inc...............................       190,000     20,187,500
Pfizer Inc........................................       290,300     21,645,494
                                                                   ------------
                                                                    114,382,681
RETAIL -- 5.27%
-------------------------------------------------------------------------------
Gap Inc...........................................       420,000     14,883,750
Home Depot Inc....................................       340,000     20,017,500
                                                                   ------------
                                                                     34,901,250
TECHNOLOGY -- 2.18%
-------------------------------------------------------------------------------
Intel Corporation.................................       205,300     14,422,325
TELECOMMUNICATIONS -- 1.80%
-------------------------------------------------------------------------------
Ericsson L M Tel Company (ADR)....................       320,000     11,940,000
                                                                   ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $470,569,547)..................................    637,255,794
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.12%
-------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
5.00% due 01/02/98
Collateral: U.S. Treasury Note $20,890,000, 5.625%
due 10/31/99 Value $21,045,568....................  $ 20,630,000     20,630,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $20,630,000)...................................     20,630,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $491,199,547)..................................   $657,885,794
OTHER ASSETS LESS LIABILITIES -- 0.68%..........................      4,523,154
                                                                   ------------
NET ASSETS -- 100%..............................................   $662,408,948
-------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts

See notes to financial statements.

6                     THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE EQUITY PORTFOLIO

OPCAP ADVISORS
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became investment adviser to this Enterprise fund on May 1, 1997. Oppenheimer Capital manages approximately $61 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Portfolio is long-term capital appreciation primarily from investments in securities of companies that are believed by the portfolio manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

INVESTMENT PHILOSOPHY

OpCap Advisors' investment process uses a fundamental, bottom-up process of value investing. The security selection process focuses on well-positioned companies that generate high returns on assets and free cash flow, have strong barriers to competition, have managements oriented to shareholder interests and sell at reasonable valuation levels. A complete qualitative review of the business relative to its peers and its history is the key to the process. OpCap seeks securities whose undervaluation is great enough to provide significant upside reward with modest downside risk.

1997 PERFORMANCE REVIEW

As the stock market rose in 1997, OpCap maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the portfolio's net assets were allocated 87 percent to common stocks and 13 percent to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at favorable prices. The portfolio's large cash position should serve shareholders well if the Asian financial crisis continues to buffet the stock market.

The portfolio achieved satisfactory results in 1997. OpCap achieved these results by being disciplined in its philosophy of investing in superior companies that have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders. Some of its more recent additions to the portfolio included the common stocks of ACE Ltd., AFLAC Inc., EXEL Ltd., Polaroid Corp., and UCAR International. OpCap liquidated portfolio positions in Allegheny Teledyne Inc., Anheuser Busch Companies Inc., Boeing Co., Commscope Inc. and Computer Associates International.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      7

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-A        INCEPTION
Average Annual With Load                      15.52%
Average Annual Without Load                   21.30%
S&P 500*                                      22.56%
Lipper Growth Fund Index**                    23.10%
*From 5/1/97-12/31/97
                                          Enterprise                  Lipper Growth
                                  Equity Portfolio-A       S&P 500       Fund Index
5/1/97                                     $9,523.81    $10,000.00       $10,000.00
1997                                      $11,552.00    $12,256.00       $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-B        INCEPTION
Annualized Return With CDSC                  15.80%
Annualized Return Without CDSC               20.80%
S&P 500*                                     22.56%
Lipper Growth Fund Index**                   23.10%
*From 5/1/97-12/31/97
                                  Enterprise Equity                  Lipper Growth
                                        Portfolio-B       S&P 500       Fund Index
5/1/97                                   $10,000.00    $10,000.00       $10,000.00
1997                                     $11,580.30    $12,256.00       $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDING DECEMBER 31, 1997
 ENTERPRISE EQUITY PORTFOLIO-C             INCEPTION
Cumulative Return With CDSC                            19.89%
Cumulative Return Without CDSC                         20.89%
S&P 500*                                               22.56%
Lipper Growth Fund Index**                             23.10%
*From 5/1/97-12/31/97
                                            Enterprise Equity
                                                  Portfolio-C       S&P 500   Lipper Growth Fund Index
5/1/97                                             $10,000.00    $10,000.00                 $10,000.00
1997                                               $11,989.20    $12,256.00                 $12,310.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

8                     THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

A tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. Inflation probably may not pick up markedly, nor does OpCap believe the U.S. will slide into a recession. Whether the stock market indexes will rise or fall in 1998 is a matter of conjecture. There could be a high level of market volatility until these issues sort themselves out, but volatility creates opportunities to buy stocks at favorable prices.

OpCap continues to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in this value approach, OpCap seeks to control risk, and match or exceed its benchmarks regardless of economic or market trends.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      9

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 87.32%                                AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 3.20%
------------------------------------------------------------------------------
Omnicom Group Inc.................................       4,000     $   169,500

AEROSPACE -- 4.09%
------------------------------------------------------------------------------
Lockheed Martin Corporation.......................       2,200         216,700

BANKING -- 9.54%
------------------------------------------------------------------------------
BankBoston Corporation............................       1,600         150,300
Citicorp..........................................       1,200         151,725
Wells Fargo & Company.............................         600         203,662
                                                                   -----------
                                                                       505,687

CAPITAL GOODS & SERVICES -- 3.86%
------------------------------------------------------------------------------
General Electric Company..........................         400          29,350
Textron Inc.......................................       2,800         175,000
                                                                   -----------
                                                                       204,350

CHEMICALS -- 2.04%
------------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............       1,800         108,113
COMPUTER HARDWARE -- 1.21%
------------------------------------------------------------------------------
Wang Labs Inc. New................................       2,900          64,163

CONSUMER NON-DURABLES -- 2.32%
------------------------------------------------------------------------------
Avon Products Inc.................................       2,000         122,750

CONSUMER PRODUCTS -- 2.39%
------------------------------------------------------------------------------
Polaroid Corporation..............................       2,600         126,587

DRUGS & MEDICAL PRODUCTS -- 3.21%
------------------------------------------------------------------------------
Becton, Dickinson & Company.......................       3,400         170,000

ELECTRICAL EQUIPMENT -- 3.97%
------------------------------------------------------------------------------
Avnet Inc.........................................       2,100         138,600
UCAR International Inc............................       1,800          71,887
                                                                   -----------
                                                                       210,487

ENTERTAINMENT & LEISURE -- 2.23%
------------------------------------------------------------------------------
Sabre Group Holdings Inc..........................       4,100         118,388

FOOD & BEVERAGES & TOBACCO -- 1.72%
------------------------------------------------------------------------------
Sysco Corporation.................................       2,000          91,125

HEALTH CARE -- 2.63%
------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Tenet Healthcare Corporation (a)..................       4,200         139,125

HOTELS & RESTAURANTS -- 3.33%
------------------------------------------------------------------------------
McDonald's Corporation............................       3,700     $   176,675

INSURANCE -- 18.91%
------------------------------------------------------------------------------
ACE Ltd...........................................       1,600         154,400
AFLAC Inc.........................................       3,100         158,487
American International Group Inc..................         650          70,688
Everest Reinsurance Holdings......................       1,200          49,500
EXEL Ltd..........................................       2,500         158,438
General Re Corporation............................         700         148,400
Mid Ocean Ltd.....................................       1,500          81,375
Renaissance Holdings Ltd..........................       4,100         180,912
                                                                   -----------
                                                                     1,002,200

MACHINERY -- 6.58%
------------------------------------------------------------------------------
Caterpillar Inc...................................       4,200         203,962
Dover Corporation.................................       4,000         144,500
                                                                   -----------
                                                                       348,462

MISC. FINANCIAL SERVICES -- 4.87%
------------------------------------------------------------------------------
Countrywide Credit Industries Inc.................       2,100          90,037
Federal Home Loan Mortgage Corporation............       4,000         167,750
                                                                   -----------
                                                                       257,787

RETAIL -- 3.98%
------------------------------------------------------------------------------
May Department Stores Company.....................       4,000         210,750

RUBBER & PLASTICS -- 2.54%
------------------------------------------------------------------------------
Armstrong World Industries Inc....................       1,800         134,550

TELECOMMUNICATIONS -- 2.10%
------------------------------------------------------------------------------
Sprint Corporation................................       1,900         111,388

TRANSPORTATION -- 2.60%
------------------------------------------------------------------------------
AMR Corporation (a)...............................         500          64,250
Canadian Pacific Ltd..............................       2,700          73,575
                                                                   -----------
                                                                       137,825
TOTAL COMMON STOCKS
(IDENTIFIED COST $4,251,976)....................................     4,626,612
------------------------------------------------------------------------------

10                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 12.25%
------------------------------------------------------------------------------
Deere (John) Capital Corporation 5.73% due
01/28/98..........................................    $100,000     $    99,570
Ford Motor Credit Company 5.71% due 01/05/98......     200,000         199,873
IBM Credit Corporation 5.70% due 01/09/98.........     100,000          99,874
American Express Credit Corporation, 5.75% due
01/14/98..........................................     250,000         249,481
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $648,798)......................................       648,798
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 0.28%
------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Dsc Note,
5.43% due 01/20/98................................    $ 15,000     $    14,957
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $14,957).......................................        14,957
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $4,915,731)....................................   $ 5,290,367
OTHER ASSETS LESS LIABILITIES -- 0.15%..........................         8,134
                                                                   -----------
NET ASSETS 100%.................................................   $ 5,298,501
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     11

THE ENTERPRISE GROWTH AND INCOME PORTFOLIO

RETIREMENT SYSTEM INVESTORS INC.
New York, New York

INVESTMENT MANAGEMENT

Retirement System Investors Inc. ("RSI") has served as investment adviser to the Growth and Income Portfolio since 1991. RSI manages more than $511 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth and Income Portfolio is a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Index measured over a new period of three to five years, by investing primarily in a broadly diversified group of large-capitalization stocks.

INVESTMENT PHILOSOPHY

RSI uses a fundamental analysis approach, including both qualitative and quantitative factors, applied to a universe of well-established companies. The portfolio manager seeks to identify reasonable valuations among this group of stocks. Forward earnings projections and relative valuation parameters are used to determine price objectives and return potential.

ANNUAL PERFORMANCE REVIEW, OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

Large-cap stocks showed substantial strength as the period began, weakening as investor sentiment became more bearish, and finally rising relentlessly until a late summer swoon softened the advance. Overall, the stock market moved tangibly higher during the year, setting numerous new highs in the popular averages along the way.

The economic news was very favorable during the year, meaning the economy was growing not too fast and not too slow, but just right for investors. Inflation news was positive with growth in both the producer and consumer price indexes bordering on a flat trend. Interest rates have drifted lower, flows into mutual funds have continued and stock prices have responded positively.

RSI's stock selection in the latter part of the year emphasized value, focusing on the lower price/earning multiple issuers -- indifferent to sector -- as the large-cap growth issues became more sensitive to investor sentiment. RSI continued to buy on weakness in individual securities, where fundamentals remain in place, and on corrections in the general market.

THREE MONTHS ENDED DECEMBER 31, 1997 PERFORMANCE REVIEW

Even as the final quarter of calendar 1997 saw tumbling currencies and rising interest rates in Southeast Asia spur concern among U.S. investors that U.S. exports would taper off and corporate profits would slide, equity markets still managed, after incurring a sharp sell-off in October, to rebound and close just a bit below their highs for the calendar year. It was the third consecutive calendar year of strong gains for equities. Interest rates were declining, inflation remained under control, job growth and income growth continued strong, corporate earnings were up and cash inflows into equity mutual funds remained at high levels.

The Growth and Income Portfolio's 1997 returns were enhanced by its holdings in technology, financial services and drugs, while basic material and capital goods issues held back portfolio results.

12                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-A           INCEPTION
Average Annual With Load                                      -4.79%
Average Annual Without Load                                   -0.03%
S&P 500*                                                       2.43%
Lipper Growth & Income Fund Index**                            2.18%
*From 7/31/97-12/31/97                                    Enterprise                    Lipper Growth &
                                         Growth & Income Portfolio-A       S&P 500    Income Fund Index
7/31/97                                                    $9,523.28    $10,000.00           $10,000.00
9/30/97                                                    $9,501.00     $9,957.00           $10,111.00
1997                                                       $9,520.52    $10,243.00           $10,218.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-B                INCEPTION
Annualized Return With CDSC                                             -5.24%
Annualized Return Without CDSC                                          -0.24%
S&P 500*                                                                 2.43%
Lipper Growth & Income Fund Index**                                      2.18%
*From 7/31/97-12/31/97
                                        Enterprise Growth & Income Portfolio-B       S&P 500    Lipper Growth & Income Fund Index
7/31/97                                                             $10,000.00    $10,000.00                           $10,000.00
9/30/97                                                              $9,913.00     $9,957.00                           $10,011.00
1997                                                                 $9,475.69    $10,243.00                           $10,218.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE GROWTH & INCOME PORTFOLIO-C                INCEPTION
Cumulative Return With CDSC                                             -1.21%
Cumulative Return Without CDSC                                          -0.21%
S&P 500*                                                                 2.43%
Lipper Growth & Income Fund Index**                                      2.18%
*From 7/31/97-12/31/97
                                        Enterprise Growth & Income Portfolio-C       S&P 500    Lipper Growth & Income Fund Index
7/31/97                                                             $10,000.00    $10,000.00                           $10,000.00
9/30/97                                                              $9,959.00     $9,957.00                           $10,111.00
1997                                                                 $9,878.78    $10,243.00                           $10,218.00

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     13

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
                                                       ONE YEAR                    5 YEAR                  INCEPTION
Enterprise Growth & Income Portfolio-Y                                  27.65%        21.56%                               19.05%
S&P 500*                                                                33.36%        20.27%                               17.84%
Lipper Growth & Income Fund Index**                                     26.96%        18.06%                               16.21%
*From 5/31/91-12/31/97
                                        Enterprise Growth & Income Portfolio-Y       S&P 500    Lipper Growth & Income Fund Index
5/31/91                                                             $10,000.00    $10,000.00                           $10,000.00
1991                                                                $11,311.45    $10,895.00                           $10,703.00
1992                                                                $11,889.47    $11,725.20                           $11,733.70
1993                                                                $13,791.78    $12,907.10                           $13,449.70
1994                                                                $14,584.81    $13,077.47                           $13,394.02
1995                                                                $19,864.51    $17,991.99                           $17,564.92
1996                                                                $24,723.37    $22,122.95                           $21,199.11
9/30/97                                                             $31,459.00    $28,679.00                           $26,633.00
1997                                                                $31,559.38    $29,503.16                           $26,914.38

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption that at original purchase.

 * The S&P 500 index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The Asian currency and economic problems and their impact on domestic business and consumer behavior constitute the chief unknown in the 1998 outlook. The risks to earnings growth and profit margins are that pricing pressures may intensify as U.S. companies feel pressure from Asian competitors to cut prices, just as tight labor markets are pushing up U.S. wages, and that earnings will be negatively affected by adverse foreign currency translations and weak exports.

On balance, there may be a choppy trading range stock market in 1998 with upside potential more in line with a marginal earnings growth projection of five percent or more. Earnings valuations at 19 to 20 times prospective earnings, though high by historical standards, may move a bit higher if inflation and interest rates decline further. Conversely, downside market risks may increase if the impact of the Asian crisis is not contained and the impact spills over into the U.S. economy.

RSI plans to maintain its strategy of being opportunistic in seeking out good companies at attractive prices -- usually during periods of market uncertainty or temporary setbacks. The Asian economic crisis needs to be better understood or discounted, which might take a few quarters. Until then, RSI plans to be deliberate in new investments, perhaps even letting cash reserves build.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

14                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 81.70%                                AMOUNT         VALUE
------------------------------------------------------------------------------
AEROSPACE -- 6.08%
------------------------------------------------------------------------------
Allied Signal Inc.................................        18,600   $   724,237
Boeing Company....................................         2,600       127,238
Lockheed Martin Corporation.......................         5,800       571,300
                                                                   -----------
                                                                     1,422,775

BANKING -- 6.20%
------------------------------------------------------------------------------
BankAmerica Corporation...........................         5,200       379,600
Chase Manhattan Corporation.......................         5,176       566,772
Citicorp..........................................         3,000       379,312
Morgan J P & Company Inc..........................         1,100       124,163
                                                                   -----------
                                                                     1,449,847
BASIC INDUSTRIES -- 3.95%
------------------------------------------------------------------------------
Aluminum Company America..........................         4,000       281,500
Du Pont (E. I.) De Nemours & Company..............        10,700       642,669
                                                                   -----------
                                                                       924,169
BUILDING & CONSTRUCTION -- 2.01%
------------------------------------------------------------------------------
Armstrong World Industries Inc....................         4,600       343,850
Medusa Corporation................................         1,900        79,444
Southdown Inc.....................................           800        47,200
                                                                   -----------
                                                                       470,494

COMPUTER HARDWARE -- 13.77%
------------------------------------------------------------------------------
Cisco Systems Inc. (a)............................         3,600       200,700
E M C Corporation (Massachusetts) (a).............        39,300     1,078,294
Hewlett Packard Company...........................         5,200       325,000
IBM...............................................         8,200       857,412
Intel Corporation.................................         6,200       435,550
Xerox Corporation.................................         4,400       324,775
                                                                   -----------
                                                                     3,221,731

COMPUTER SOFTWARE -- 7.55%
------------------------------------------------------------------------------
BMC Software Inc. (a).............................           900        59,063
Cadence Design Systems Inc. (a)...................        14,400       352,800
Computer Associates International Inc.............        13,650       721,744
Oracle System Corporation (a).....................         6,000       133,875
Sterling Commerce Inc. (a)........................        13,000       499,687
                                                                   -----------
                                                                     1,767,169

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

CRUDE & PETROLEUM -- 5.28%
------------------------------------------------------------------------------
British Petroleum (ADR)...........................         2,300   $   183,281
Exxon Corporation.................................         7,700       471,144
Royal Dutch Petroleum (ADR).......................         3,100       167,981
Texaco Inc........................................         7,600       413,250
                                                                   -----------
                                                                     1,235,656

ELECTRICAL EQUIPMENT -- 7.68%
------------------------------------------------------------------------------
Dresser Industries Inc............................         9,100       381,631
Emerson Electric Company..........................        15,700       886,069
General Electric Company..........................         7,200       528,300
                                                                   -----------
                                                                     1,796,000

ENTERTAINMENT & LEISURE -- 0.98%
------------------------------------------------------------------------------
Callaway Golf Company.............................         8,000       228,500

FINANCE -- 1.04%
------------------------------------------------------------------------------
Travelers Inc.....................................         4,500       242,438

FOOD & BEVERAGES & TOBACCO -- 3.02%
------------------------------------------------------------------------------
Dole Food Inc.....................................         9,400       430,050
Philip Morris Companies Inc.......................         6,100       276,406
                                                                   -----------
                                                                       706,456

INSURANCE -- 3.78%
------------------------------------------------------------------------------
Allstate Corporation..............................         5,600       508,900
SunAmerica Inc....................................         8,750       374,062
                                                                   -----------
                                                                       882,962

MACHINERY -- 6.71%
------------------------------------------------------------------------------
Cincinnati Milacron Inc...........................        11,200       290,500
Deere & Company...................................         5,700       332,381
Ingersoll Rand Company............................         3,000       121,500
Snap On Inc.......................................        18,300       798,337
U. S. Filter Corporation (a)......................           900        26,944
                                                                   -----------
                                                                     1,569,662

METALS & MINING -- 1.81%
------------------------------------------------------------------------------
Potash Corp Saskatchewan Inc......................         5,100       423,300

MISC. FINANCIAL SERVICES -- 1.93%
------------------------------------------------------------------------------
Federal National Mortgage Association.............         7,900       450,794

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     15

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.04%
------------------------------------------------------------------------------
Johnson & Johnson.................................         5,800   $   382,075
Lilly Eli & Company...............................           800        55,700
Pfizer Inc........................................         6,800       507,025
                                                                   -----------
                                                                       944,800

RETAIL -- 2.15%
------------------------------------------------------------------------------
Federated Department Stores Inc. (Delaware) (a)...         8,100       348,806
Tiffany & Company New.............................         4,300       155,069
                                                                   -----------
                                                                       503,875

TELECOMMUNICATIONS -- 3.72%
------------------------------------------------------------------------------
GTE Corporation...................................         6,100       318,725
Lucent Technologies Inc...........................         2,004       160,070
Tellabs Inc. (a)..................................         7,400       391,275
                                                                   -----------
                                                                       870,070
TOTAL COMMON STOCKS
(IDENTIFIED COST $13,160,251)...................................    19,110,698
------------------------------------------------------------------------------

PREFERRED STOCK -- 1.27%
------------------------------------------------------------------------------
INSURANCE -- 1.27%
------------------------------------------------------------------------------
SunAmerica Inc....................................         6,400       298,000
                                                                   -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $259,114)......................................       298,000
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.54%
------------------------------------------------------------------------------
Marsh & McLennan Cos Incorporated, 6.00% due
01/05/98..........................................    $1,000,000       999,333
Merrill Lynch & Company Inc. 6.00% due 01/02/98...     1,000,000       999,833
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,999,166)....................................     1,999,166
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 5.56%
------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Dsc Note,
4.75% due 01/02/98................................    $1,300,000   $ 1,299,829
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $1,299,828)....................................     1,299,829
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.25%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Note $525,000, 6.25% due
03/31/99 Value $536,657...........................       525,000       525,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $525,000)......................................       525,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $17,243,360)...................................   $23,232,693
OTHER ASSETS LESS LIABILITIES -- 0.68%..........................       159,191
                                                                   -----------
NET ASSETS -- 100%..............................................   $23,391,884
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

16                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE EQUITY INCOME PORTFOLIO

1740 ADVISERS, INC.
New York, New York

INVESTMENT MANAGEMENT

1740 Advisers has been an investment adviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers manages more than $1 billion for institutional clients, and its normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks.

INVESTMENT PHILOSOPHY

Above-average returns can be achieved by buying undervalued, out-of-favor stocks and selling them after the market has recognized and corrected their undervaluation. Dividend yield relative to the S&P 500 is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhances stability in the portfolio and lessens overall market risk.

1997 PERFORMANCE REVIEW

Economic news has been very favorable for the investment markets this year. Inflation has been almost unnoticeable with both the producer and consumer price indices showing flat trends. The economy and corporate profits enjoyed sustained growth, and bond yields were steady to lower, suggesting a good fundamental setting for equities. It was a bookend year for the Equity Income Portfolio with the portfolio showing strength in the middle quarters but weakness at the beginning and end, in line with overall market returns. As a whole, though, 1997 was a good year for the Equity Income Portfolio. Generally, portfolio returns were helped at various times throughout the year by exposure to financial, communication, health care, energy and cyclical stocks. The portfolio's lack of exposure to technology issues was both good and bad in terms of performance as this sector experienced extreme periods of volatility throughout the year.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     17

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-A                                                 ONE YEAR           FIVE YEAR
Average Annual With Load                                                          21.99%      16.72%
Average Annual Without Load                                                       28.08%      17.85%
S&P 500/Barra Value Index*                                                        29.98%      20.68%
Lipper Equity Income Fund Index**                                                 27.51%      17.30%
Enterprise Equity Income
Portfolio-A                                                    S&P 500/Barra Value Index
12/31/87                               $ 9,522.32                            $ 10,000.00
1988                                  $ 10,820.40                            $ 12,167.00
1989                                  $ 12,719.71                            $ 15,346.24
1990                                  $ 11,677.58                            $ 14,295.02
1991                                  $ 14,428.35                            $ 17,519.98
1992                                  $ 15,651.73                            $ 19,364.83
1993                                  $ 17,756.58                            $ 22,966.69
1994                                  $ 17,670.46                            $ 22,822.00
1995                                  $ 23,571.86                            $ 31,266.14
1996                                  $ 27,782.03                            $ 38,141.56
1997                                  $ 35,583.78                            $ 49,576.40

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-A                         TEN YEAR
Average Annual With Load                                     13.53%
Average Annual Without Load                                  14.09%
S&P 500/Barra Value Index*                                   17.36%
Lipper Equity Income Fund Index**                            15.45%
Enterprise Equity Income
Portfolio-A                         Lipper Equity Income Fund Index
12/31/87                                                $ 10,000.00
1988                                                    $ 11,706.00
1989                                                    $ 14,356.24
1990                                                    $ 13,622.63
1991                                                    $ 17,257.15
1992                                                    $ 18,938.00
1993                                                    $ 21,748.40
1994                                                    $ 21,548.31
1995                                                    $ 27,976.18
1996                                                    $ 32,981.11
1997                                                    $ 42,054.22

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-B                           ONE YEAR                       INCEPTION
Annualized Return With CDSC                                     23.35%                      23.57%
Annualized Return Without CDSC                                  27.35%                      24.61%
S&P 500/Barra Value Index*                                      29.98%                      27.61%
Lipper Equity Income Fund Index**                               27.51%                      23.89%
*From 5/1/95-12/31/97
                                              Enterprise Equity Income
                                                           Portfolio-B   S&P 500/Barra Value Index  Lipper Equity Income Fund Index
5/1/95                                                      $10,000.00                  $10,000.00                       $10,000.00
1995                                                        $12,057.10                  $12,097.02                       $11,790.00
1996                                                        $14,133.33                  $14,757.16                       $13,899.23
1997                                                        $17,598.80                  $19,181.35                       $17,722.91

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE EQUITY INCOME
           PORTFOLIO-C                          INCEPTION
Cumulative Return With CDSC                                     17.21%
Cumulative Return Without CDSC                                  18.21%
S&P 500/Barra Value Index*                                      23.11%
Lipper Equity Income Fund Index**                               21.27%
*From 5/1/97-12/31/97
                                              Enterprise Equity Income
                                                           Portfolio-C   S&P 500/Barra Value Index  Lipper Equity Income Fund Index
5/1/97                                                      $10,000.00                  $10,000.00                       $10,000.00
1997                                                        $11,720.00                  $12,311.00                       $12,127.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.
 * The S&P 500/Barra Value Index is an unmanaged index that excludes transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

18                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

The turmoil in Southeast Asia has clearly increased the risk level for the U.S. stock market. Uncertainty has risen and the ultimate impact on U.S. companies' business earnings is unknown as the situation changes day-by-day. Earnings growth may be slower as a result of less demand from a large and fast-growing part of the world. Pricing power, which was already weak, may likely weaken further as a result of the deflationary forces at work in Southeast Asia. The impact on the U.S. economy might be slightly positive as a result of slower growth, lower inflation and interest rates, and a stronger dollar. The U.S. may be viewed as a safe haven and this should help bonds, but the stock market will continue to consolidate or correct until the impact on earnings becomes clearer.

The Equity Income Portfolio is defensive by nature as a result of its above-average dividend yield requirement. The current strategy for the portfolio is also defensive. The cyclical or economically sensitive sectors have been reduced, especially those related to basic materials and capital spending. Defensive and domestic sectors are being emphasized, particularly telephones, electric and gas utilities and health care. Financial stocks continue as an overweight but emphasis is being slowly switched toward domestic names in regional banks and insurance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     19

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
COMMON STOCKS -- 89.31%                               AMOUNT       VALUE
----------------------------------------------------------------------------

AEROSPACE -- 2.69%
----------------------------------------------------------------------------
Northrop Grumman Corporation......................      10,000  $  1,150,000
Timken Company....................................      30,000     1,031,250
United Technologies Corporation...................      14,000     1,019,375
                                                                ------------
                                                                   3,200,625

AUTOMOTIVE -- 2.71%
----------------------------------------------------------------------------
Eaton Corporation.................................      15,000     1,338,750
Ford Motor Company Delaware.......................      20,000       973,750
General Motors Corporation........................      15,000       909,375
                                                                ------------
                                                                   3,221,875
BANKING -- 9.50%
----------------------------------------------------------------------------
BankBoston Corporation............................      18,000     1,690,875
Bankers Trust New York Corporation................      10,000     1,124,375
Chase Manhattan Corporation.......................      12,000     1,314,000
First Union Corporation...........................      25,000     1,281,250
Fleet Financial Group Inc.........................      10,000       749,375
Mellon Bank Corporation...........................      18,000     1,091,250
NationsBank Corporation...........................      15,000       912,188
Washington Mutual Inc.............................      22,500     1,435,781
Wells Fargo & Company.............................       5,000     1,697,187
                                                                ------------
                                                                  11,296,281

CAPITAL GOODS & SERVICES -- 8.18%
----------------------------------------------------------------------------
Cooper Industries Inc.............................      20,000       980,000
General Electric Company..........................      50,000     3,668,750
General Signal Corporation........................      30,000     1,265,625
Harsco Corporation................................      25,000     1,078,125
Textron Inc.......................................      20,000     1,250,000
Xerox Corporation.................................      20,000     1,476,250
                                                                ------------
                                                                   9,718,750
CHEMICALS -- 2.91%
----------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............      24,000     1,441,500
Monsanto Company..................................      20,000       840,000
Olin Corporation..................................      25,000     1,171,875
                                                                ------------
                                                                   3,453,375
COMMUNICATIONS -- 0.71%
----------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Frontier Corporation..............................      35,000       842,188

CONSUMER DURABLES -- 2.39%
----------------------------------------------------------------------------
Dana Corporation..................................      30,000  $  1,425,000
Emerson Electric Company..........................      25,000     1,410,937
                                                                ------------
                                                                   2,835,937

CONSUMER NON-DURABLES -- 1.54%
----------------------------------------------------------------------------
Avon Products Inc.................................      20,000     1,227,500
Eastman Kodak Company.............................      10,000       608,125
                                                                ------------
                                                                   1,835,625

CONSUMER PRODUCTS -- 1.24%
----------------------------------------------------------------------------
Colgate Palmolive Company.........................      20,000     1,470,000

CRUDE & PETROLEUM -- 0.85%
----------------------------------------------------------------------------
MCN Energy Group Inc..............................       5,000       201,875
Royal Dutch Pete Co...............................      15,000       812,813
                                                                ------------
                                                                   1,014,688

ELECTRONICS -- 1.24%
----------------------------------------------------------------------------
Amp Inc...........................................      35,000     1,470,000

ENERGY -- 10.50%
----------------------------------------------------------------------------
Amoco Corporation.................................       7,000       595,875
Atlantic Richfield Company........................      10,000       801,250
British Petroleum PLC (ADR).......................      11,088       883,575
Chevron Corporation...............................      10,000       770,000
Consolidated Natural Gas Company..................      20,000     1,210,000
Dresser Industries Inc............................      35,000     1,467,812
El Paso Natural Gas Company.......................      20,000     1,330,000
Exxon Corporation.................................      17,000     1,040,188
Mobil Corporation.................................      12,000       866,250
Questar Corporation...............................      16,000       714,000
Texaco Inc........................................      15,000       815,625
Williams Companies Inc............................      70,000     1,986,250
                                                                ------------
                                                                  12,480,825

FINANCE -- 3.89%
----------------------------------------------------------------------------
Bank Of New York Company Inc......................      20,000     1,156,250
BankAmerica Corporation...........................      20,000     1,460,000
H F Ahmanson & Company............................      30,000     2,008,125
                                                                ------------
                                                                   4,624,375

20                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
FOOD & BEVERAGES & TOBACCO -- 2.77%
----------------------------------------------------------------------------
Fortune Brands Inc................................      20,000  $    741,250
Gallaher Group P L C..............................      15,000       320,625
General Mills Inc.................................       8,000       573,000
Philip Morris Companies Inc.......................      25,000     1,132,812
Quaker Oats Company...............................      10,000       527,500
                                                                ------------
                                                                   3,295,187

FOREST PRODUCTS -- 0.10%
----------------------------------------------------------------------------
Timber Group......................................       5,000       113,438
HOTELS & RESTAURANTS -- 0.45%
----------------------------------------------------------------------------
Felcor Suite Hotels Inc...........................      15,000       532,500
INSURANCE -- 3.19%
----------------------------------------------------------------------------
Cigna Corporation.................................       8,000     1,384,500
Lincoln National Corporation......................      15,000     1,171,875
St Paul Companies Inc.............................      15,000     1,230,937
                                                                ------------
                                                                   3,787,312

MACHINERY -- 1.14%
----------------------------------------------------------------------------
Pitney Bowes Inc..................................      15,000     1,349,063

MISC. FINANCIAL SERVICES -- 0.96%
----------------------------------------------------------------------------
Federal National Mortgage Association.............      20,000     1,141,250
PAPER & FOREST PRODUCTS -- 0.69%
----------------------------------------------------------------------------
Georgia Pacific Corporation.......................       5,000       303,750
International Paper Company.......................      12,000       517,500
                                                                ------------
                                                                     821,250
PHARMACEUTICALS -- 7.75%
----------------------------------------------------------------------------
American Home Products Corporation................      18,000     1,377,000
Baxter International Inc..........................      20,000     1,008,750
Bristol Myers Squibb Company......................      12,000     1,135,500
Lilly Eli & Company...............................      20,000     1,392,500
Merck & Company Inc...............................       9,000       956,250
Schering Plough Corporation.......................      14,000       869,750
Smithkline Beecham P L C (ADR)....................      24,000     1,234,500
Warner-Lambert Company............................      10,000     1,240,000
                                                                ------------
                                                                   9,214,250

PUBLISHING -- 1.37%
----------------------------------------------------------------------------
McGraw Hill Inc...................................      22,000     1,628,000
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------

RAW MATERIALS -- 3.38%
----------------------------------------------------------------------------
Carpenter Technology Corporation..................      15,000  $    720,937
Freeport McMoRan Copper & Gold Inc................      10,000       153,125
Kimberly Clark Corporation........................      12,000       591,750
Minnesota Mining & Manufacturing Company..........      10,000       820,625
Reynolds Metals Company...........................      10,000       600,000
Union Camp Corporation............................      10,000       536,875
Weyerhaeuser Company..............................      12,000       588,750
                                                                ------------
                                                                   4,012,062

REAL ESTATE -- 3.29%
----------------------------------------------------------------------------
Bay Apartment Communities.........................      10,000       390,000
Crescent Real Estate Equities.....................      15,000       590,625
Developers Diversified Realty.....................      10,000       382,500
Equity Office Properties Trust....................      15,000       473,438
Equity Residential Properties Trust...............      10,000       505,625
Health Care Property Investors Inc................      15,000       567,187
Irvine Apartment Communities Inc..................      15,000       477,187
Public Storage Inc................................      18,000       528,750
                                                                ------------
                                                                   3,915,312

RETAIL -- 0.88%
----------------------------------------------------------------------------
J C Penney Inc....................................       6,000       361,875
Sears Roebuck & Company...........................      15,000       678,750
                                                                ------------
                                                                   1,040,625

TECHNOLOGY -- 1.95%
----------------------------------------------------------------------------
Harris Corporation Delaware.......................      30,000     1,376,250
Thomas & Betts Corporation........................      20,000       945,000
                                                                ------------
                                                                   2,321,250

TELECOMMUNICATIONS -- 9.16%
----------------------------------------------------------------------------
Ameritech Corporation.............................      20,000     1,610,000
AT & T Corporation................................      25,000     1,531,250
Bell Atlantic Corporation.........................      25,000     2,275,000
BellSouth Corporation.............................      20,000     1,126,250
GTE Corporation...................................      20,000     1,045,000
SBC Communications Inc............................      25,000     1,831,250
Sprint Corporation................................      25,000     1,465,625
                                                                ------------
                                                                  10,884,375

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     21

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
TRANSPORTATION -- 1.17%
----------------------------------------------------------------------------
Norfolk Southern Corporation......................      25,000  $    770,313
Union Pacific Corporation.........................      10,000       624,375
                                                                ------------
                                                                   1,394,688

UTILITIES -- 2.71%
----------------------------------------------------------------------------
American Electric Power Inc.......................      17,000       877,625
Carolina Power & Light Company....................      13,000       551,688
FPL Group Inc.....................................      15,000       887,812
U.S. West Communications Group....................      20,000       902,500
                                                                ------------
                                                                   3,219,625
                                                                ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $73,191,130).................................   106,134,731
----------------------------------------------------------------------------
PREFERRED STOCK -- 0.24%
----------------------------------------------------------------------------

INSURANCE -- 0.24%
----------------------------------------------------------------------------
Aetna Inc.........................................       4,000       286,000
                                                                ------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $305,489)....................................       286,000
----------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.89%
----------------------------------------------------------------------------
Associates Corporation of North America, 5.65% due
01/20/98..........................................  $2,000,000     1,994,036
Bell Atlantic Financial Services 6.00% due
01/21/98..........................................     500,000       498,333
CIT Group Holdings Inc. 5.56% due 01/20/98........     400,000       398,826
Merrill Lynch & Company Inc. 5.63% due 01/16/98...   1,300,000     1,296,950
National Rural Utilities Cooperative Finance,
5.57% due 02/12/98................................   1,500,000     1,490,253
Sears Roebuck Acceptance Corporation, 5.81% due
01/09/98..........................................     300,000       299,613
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Ford Motor Credit Company 5.65% due 02/02/98......  $1,500,000  $  1,492,467
Ford Motor Credit Company 5.75% due 01/30/98......   1,500,000     1,493,052
Prudential Funding Corporation 5.51% due
01/06/98..........................................   1,300,000     1,299,005
Prudential Funding Corporation 5.59% due
01/07/98..........................................     300,000       299,721
                                                                ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $10,562,256).................................    10,562,256
----------------------------------------------------------------------------

SHORT TERM GOVERNMENT SECURITIES -- 1.09%
----------------------------------------------------------------------------
Federal National Mortgage Association Discount
Notes, 5.45% due 01/16/98.........................   1,300,000     1,297,048
                                                                ------------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $1,297,048)..................................     1,297,048
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.37%
----------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Bond $340,000, 8.5% due
2/15/20 Value $450,819............................     440,000       440,000
                                                                ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $440,000)....................................       440,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $85,795,923).................................  $118,720,035
OTHER ASSETS LESS LIABILITIES -- 0.10%........................       123,685
                                                                ------------
NET ASSETS 100%...............................................  $118,843,720
----------------------------------------------------------------------------

ADR American Depository Receipt

See notes to financial statements.

22                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE CAPITAL APPRECIATION PORTFOLIO

PROVIDENT INVESTMENT COUNSEL, INC.
Pasadena, California

INVESTMENT MANAGEMENT

Provident Investment Counsel has been investment adviser to the Enterprise Capital Appreciation Portfolio since inception. Provident Investment Counsel manages approximately $18 billion for institutional clients, and its usual investment minimum is $5 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

INVESTMENT PHILOSOPHY

Provident's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. The investment strategy seeks to create a portfolio of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than is the overall market.

1997 PERFORMANCE REVIEW

U.S. equity investors enjoyed a third straight year of excellent returns in 1997. Notably, almost all of the year's gains was made in only three months--May, June and July. The U.S. equity markets did manage to post a modest advance in the fourth quarter, but only with the help of a year-end rally. Fourth-quarter gains were small in comparison to the significant returns of the preceding periods, but were achieved in an environment of high uncertainty and increased volatility.

The longevity of the current economic expansion linked with continued strong corporate earnings growth provided the fundamental underpinning for the year's advance. Inflation remained surprisingly tame despite the lowest unemployment levels in 24 years. Despite a generally favorable economic environment, it was also a year of increasing volatility in the equity markets.

As in previous years, liquidity provided support for stocks. During the first four months of 1997, cash flow found the path of least resistance, favoring mega-capitalization shares. In May, the market began to broaden as investors focused on the excellent earnings growth and valuation opportunities in other large, midsize and small-capitalization stocks. The Capital Appreciation Portfolio participated fully in this broad market move through the third quarter.

Fears related to the direct earnings impact on U.S. companies roiled domestic markets during the fourth quarter as the extent of Asia's economic and currency crisis became apparent to U.S. investors. Additionally, a flight to liquidity saw money flows returning to the same large-capitalization shares favored in the first quarter.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     23

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-A                                                     ONE YEAR            FIVE YEAR
Average Annual With Load                                                                  14.55%      11.36%
Average Annual Without Load                                                               20.27%      12.45%
S&P 500/Barra Growth Index*                                                               36.54%      19.65%
Lipper Cap. Appr. Fund Index**                                                            19.86%      15.40%
Enterprise Capital Appreciation
Portfolio-A                                                           S&P 500/Barra Growth Index
12/31/87                                     $ 9,526.76                              $ 10,000.00
1988                                        $ 10,092.65                              $ 11,195.00
1989                                        $ 13,551.40                              $ 15,269.98
1990                                        $ 14,071.77                              $ 15,300.52
1991                                        $ 22,379.75                              $ 21,171.33
1992                                        $ 23,684.49                              $ 22,244.72
1993                                        $ 25,036.87                              $ 22,618.43
1994                                        $ 24,170.60                              $ 23,326.38
1995                                        $ 30,382.44                              $ 32,218.40
1996                                        $ 35,401.62                              $ 39,944.37
1997                                        $ 42,577.53                              $ 54,540.05

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-A                           TEN YEAR
Average Annual With Load                                        15.59%
Average Annual Without Load                                     16.15%
S&P 500/Barra Growth Index*                                     18.49%
Lipper Cap. Appr. Fund Index**                                  15.00%
Enterprise Capital Appreciation
Portfolio-A                               Lipper Cap. Appr. Fund Index
12/31/87                                                   $ 10,000.00
1988                                                       $ 11,285.00
1989                                                       $ 14,478.66
1990                                                       $ 13,352.22
1991                                                       $ 18,367.31
1992                                                       $ 19,755.88
1993                                                       $ 22,867.43
1994                                                       $ 22,304.89
1995                                                       $ 29,351.00
1996                                                       $ 33,738.98
1997                                                       $ 40,439.54

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-B                                 ONE YEAR                           INCEPTION
Annualized Return With CDSC                                                 15.60%                        19.49%
Annualized Return Without CDSC                                              19.60%                        20.59%
S&P 500/Barra Growth Index*                                                 36.54%                        31.43%
Lipper Cap Appr. Fund Index**                                               19.86%                        21.06%
*From 5/1/95-12/31/97
                                                   Enterprise Capital Appreciation
                                                                       Portfolio-B    S&P 500/Barra Growth Index
5/1/97                                                                  $10,000.00                    $10,000.00
1995                                                                    $11,898.80                    $12,258.67
1996                                                                    $13,787.14                    $15,198.30
1997                                                                    $16,088.73                    $20,751.75

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
S&P 500/Barra Growth Index*
Lipper Cap Appr. Fund Index**
*From 5/1/95-12/31/97

                                           Lipper Cap Appr. Fund Index
5/1/97                                                      $10,000.00
1995                                                        $12,093.00
1996                                                        $13,900.90
1997                                                        $16,661.62

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-C                                INCEPTION
Cumulative Return With CDSC                                                 21.35%
Cumulative Return Without CDSC                                              22.35%
S&P 500/Barra Growth Index*                                                 21.99%
Lipper Cap. Appr. Fund Index**                                              23.11%
*From 5/1/97-12/31/97
                                                   Enterprise Capital Appreciation
                                                                       Portfolio-C    S&P 500/Barra Growth Index
5/1/97                                                                  $10,000.00                    $10,000.00
1997                                                                    $12,134.60                    $12,199.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE CAPITAL APPRECIATION
              PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
S&P 500/Barra Growth Index*
Lipper Cap. Appr. Fund Index**
*From 5/1/97-12/31/97

                                          Lipper Cap. Appr. Fund Index
5/1/97                                                      $10,000.00
1997                                                        $12,311.00

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than original purchase.
 * The S&P 500/Barra Growth Index is an unmanaged index that excludes any transaction or holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

24                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

In 1998, visible and sustainable earnings and revenue growth may become a key focal point for investors, particularly in light of slower domestic growth resulting from the Asian economic crisis. True to its "bottom-up approach," the Capital Appreciation Portfolio invests in established, profitable, well-managed businesses with diversified customer bases. These companies share the superior financial characteristics of high earnings and revenue growth, high return on equity and reinvestment rates. Furthermore, these companies strive to maintain high profit margins regardless of the economic environment, an especially important factor given potentially increasing foreign price competition.

In the environment of global volatility and slowing earnings growth, portfolios that exhibit consistent, strong revenue and earnings growth may prove attractive to investors in 1998. The companies in this portfolio are growing earnings at twice the rate of the 20 largest S&P 500 companies. The earnings growth in this portfolio is complemented by excellent revenue growth, high profit margins, high returns to equity and low debt levels. Thus, the quality of earnings growth may be superior because it may be more visible and sustainable than that of the average company. Despite the gains of the last three years, these companies still offer reasonable price-to-earnings valuation levels and remain deserving investment selections in 1998.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     25

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 98.56%                                AMOUNT           VALUE
---------------------------------------------------------------------------------
COMPUTER HARDWARE -- 1.04%
---------------------------------------------------------------------------------
Dell Computer Corporation (a).....................         15,000   $   1,260,000

COMPUTER SERVICES -- 3.67%
---------------------------------------------------------------------------------
HBO & Company.....................................         60,000       2,880,000
Sungard Data Systems Inc. (a).....................         50,000       1,550,000
                                                                    -------------
                                                                        4,430,000

COMPUTER SOFTWARE -- 4.12%
---------------------------------------------------------------------------------
Compusa Inc. (a)..................................         35,000       1,085,000
Microsoft Corporation (a).........................         21,200       2,740,100
Sterling Commerce Inc. (a)........................         30,000       1,153,125
                                                                    -------------
                                                                        4,978,225
CONGLOMERATES -- 1.14%
---------------------------------------------------------------------------------
Cendant Corporation (a)...........................         40,000       1,375,000
CRUDE & PETROLEUM -- 2.14%
---------------------------------------------------------------------------------
Petroleum Geo Services (ADR) (a)..................         40,000       2,590,000
ENERGY -- 6.53%
---------------------------------------------------------------------------------
AES Corporation (a)...............................         80,000       3,730,000
Global Marine Inc. (a)............................        100,000       2,450,000
Tosco Corporation.................................         45,000       1,701,563
                                                                    -------------
                                                                        7,881,563
FINANCE -- 11.43%
---------------------------------------------------------------------------------
Associates First Capital Corporation..............         44,900       3,193,512
CIT Group Inc.....................................         45,000       1,451,250
MBNA Corporation..................................        207,168       5,658,276
State Street Corporation..........................         60,000       3,491,250
                                                                    -------------
                                                                       13,794,288

HEALTH CARE -- 9.55%
---------------------------------------------------------------------------------
Healthsouth Corporation (a).......................        110,000       3,052,500
Medtronic Inc.....................................         70,600       3,693,263
Omnicare Inc......................................         58,000       1,798,000
Pfizer Inc........................................         40,000       2,982,500
                                                                    -------------
                                                                       11,526,263

INSURANCE -- 3.53%
---------------------------------------------------------------------------------
American International Group Inc..................         14,775       1,606,781
MGIC Investment Corporation.......................         40,000       2,660,000
                                                                    -------------
                                                                        4,266,781

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

MACHINERY -- 7.40%
---------------------------------------------------------------------------------
Cooper Cameron Corporation (a)....................         22,000   $   1,342,000
Tyco International Ltd. New.......................        135,200       6,092,450
United States Filter Corporation (a)..............         50,000       1,496,875
                                                                    -------------
                                                                        8,931,325

MEDICAL INSTRUMENTS -- 1.55%
---------------------------------------------------------------------------------
Guidant Corporation...............................         30,000       1,867,500

MEDICAL SERVICES -- 3.46%
---------------------------------------------------------------------------------
Health Management Associates Inc. (a).............         44,095       1,113,399
Quintiles Transnational Corporation (a)...........         80,000       3,060,000
                                                                    -------------
                                                                        4,173,399

MISC. FINANCIAL SERVICES -- 2.63%
---------------------------------------------------------------------------------
Federal National Mortgage Association.............         55,600       3,172,675

OIL SERVICES -- 10.44%
---------------------------------------------------------------------------------
Nabors Industries Inc. (a)........................         48,000       1,509,000
Parker Drilling Company (a).......................         90,100       1,098,094
Reading & Bates Corporation (a)...................         65,000       2,721,875
Santa Fe International Corporation................         60,000       2,441,250
Schlumberger Ltd..................................         60,000       4,830,000
                                                                    -------------
                                                                       12,600,219

PAPER PRODUCTS -- 0.68%
---------------------------------------------------------------------------------
Staples Inc. (a)..................................         29,350         818,131

PHARMACEUTICALS -- 8.68%
---------------------------------------------------------------------------------
Dura Pharmaceuticals Inc. (a).....................         30,000       1,376,250
Elan PLC (ADR) (a)................................         54,000       2,764,125
Lilly Eli & Company...............................         60,000       4,177,500
McKesson Corporation..............................         20,000       2,163,750
                                                                    -------------
                                                                       10,481,625

RETAIL -- 13.37%
---------------------------------------------------------------------------------
Costco Companies Inc. (a).........................         65,000       2,900,625
CVS Corporation...................................         32,000       2,050,000
Dollar General Corporation........................         70,000       2,537,500
Family Dollar Stores Inc..........................         70,000       2,051,875
General Nutrition Companies Inc. (a)..............         11,000         374,000
Kohls Corporation (a).............................         38,000       2,588,750
Proffitts Inc. (a)................................         50,000       1,421,875

26                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Safeway Inc. (a)..................................         35,000   $   2,213,750
                                                                    -------------
                                                                       16,138,375

TECHNOLOGY -- 1.98%
---------------------------------------------------------------------------------
Lucent Technologies Inc...........................         30,000       2,396,250

TELECOMMUNICATIONS -- 5.22%
---------------------------------------------------------------------------------
ADC Telecommunications Inc. (a)...................         40,000       1,670,000
Ericsson L M Tel Company (ADR)....................         40,000       1,492,500
Tellabs Inc. (a)..................................         28,000       1,480,500
Worldcom Inc. (a).................................         55,000       1,663,750
                                                                    -------------
                                                                        6,306,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $75,336,801 )...................................     118,988,369
---------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS -- 1.66%
---------------------------------------------------------------------------------
Ford Motor Credit Company
Discount Cp Yrs 1+2, 5.84% due
01/22/98..........................................  $   2,000,000       2,000,000
                                                                    -------------
TOTAL SHORT TERM INSTRUMENTS
(IDENTIFIED COST $2,000,000).....................................       2,000,000
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.96%
---------------------------------------------------------------------------------
State Street Bank & Trust
Repurchase Agreement, 4.00% due
01/02/98
Collateral: U.S. Treasury Bond,
$895,000, 8.5% due 2/15/20 Value
$1,186,715........................................  $   1,160,000   $   1,160,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,160,000).....................................       1,160,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $78,496,801)....................................   $ 122,148,369
OTHER ASSETS LESS LIABILITIES -- (1.18)%.........................      (1,422,824)
                                                                    -------------
NET ASSETS 100%..................................................   $ 120,725,545
---------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     27

THE ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO

PILGRIM BAXTER & ASSOCIATES, LTD.
Wayne, Pennsylvania

INVESTMENT MANAGEMENT

Pilgrim Baxter & Associates, Ltd., which has approximately $14 billion in assets under management, became manager of the portfolio on April 1, 1997. Pilgrim Baxter's normal investment minimum for a separate account is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation by investing primarily in common stocks of small-capitalization companies believed by the portfolio manager to have an outlook for strong earnings growth and potential for significant capital appreciation.

INVESTMENT PHILOSOPHY

Pilgrim Baxter is a growth-stock investor, and believes the mission of any portfolio of equity investments is to capture the growth exhibited by the underlying assets in investment returns over time. Given that premise, superior returns may be achieved by investing in those companies which exhibit exceptional growth characteristics and internal reinvestment rates capable of funding that growth into the future. Pilgrim Baxter focuses on bottom-up stock selection using a combination of rigorous fundamental research and quantitative techniques.

ANNUAL PERFORMANCE REVIEW, OCTOBER 1, 1996 THROUGH SEPTEMBER 30, 1997

The last 12 months have proven overall to be strong for companies in the small-cap universe. While patience has been required to experience performance commensurate with earnings, there appears to be no indication of any deterioration in fundamentals.

Strong returns from the technology sector, as well as contributions from energy and finance, have helped portfolio performance recover from earlier weakness. Portfolio returns were further supported by stable-to-lower interest rates and an improved investor attitude, as the year unfolded, toward small-cap growth stocks in anticipation of stronger earnings.

Two groups that have been especially solid performers for most of this period have been the financial and energy sectors. However, in both cases, stock selection was key to participating in the returns enjoyed by these groups. While Pilgrim Baxter increased exposure to these stocks, especially in the energy sector, we have been determined to avoid being overwhelmed by the euphoria in a group that has not historically had solid and sustainable fundamentals. Our exposure to this or any sector is grounded in our bottom-up approach to stock selection and could change dramatically as we evaluate each current or potential position on its own merits.

THREE MONTHS ENDED DECEMBER 31, 1997 PERFORMANCE REVIEW

During the three months ended December 31, 1997, exogenous factors relating to foreign economies and the general fear of a slowing economy hit small-cap stocks especially hard as the year came to a close. With investors fearful of the implications of a broad-based selling panic in the emerging Asian markets, fourth-quarter returns were negatively impacted.

Financials, energy and technology sold off during October and November. The continued drop in interest rates and expected solid earnings would normally put a floor under stock valuations. Unfortunately, the far reaching impact of the Asian crisis is as yet undetermined.

28                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-A           INCEPTION
Average Annual With Load                                           -8.17%
Average Annual Without Load                                        -3.59%
Russell 1000 Growth*                                                0.28%
Lipper Small Cap Fund Index**                                       2.58%
*From 7/31/97-12/31/97
                                                         Enterprise Small                         Lipper Small Cap
                                               Company Growth Portfolio-A   Russell 1000 Growth         Fund Index
7/31/97                                                         $9,524.36            $10,000.00         $10,000.00
9/30/97                                                        $10,207.00            $10,978.00         $10,897.00
1997                                                            $9,182.63            $10,028.00         $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,024 compared to a decrease of $368 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-B                   INCEPTION
Annualized Return With CDSC                                                       -8.79%
Annualized Return Without CDSC                                                    -3.79%
Russell 1000 Growth*                                                               0.28%
Lipper Small Cap Fund Index**                                                      2.58%
*From 7/31/97-12/31/97
                                             Enterprise Small Company Growth Portfolio-B   Russell 1000 Growth
7/31/97                                                                       $10,000.00            $10,000.00
9/30/97                                                                       $10,699.00            $10,978.00
1997                                                                           $9,120.95            $10,028.00

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Russell 1000 Growth*
Lipper Small Cap Fund Index**
*From 7/31/97-12/31/97
                                              Lipper Small Cap Fund Index
7/31/97                                                        $10,000.00
9/30/97                                                        $10,897.00
1997                                                           $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,578 compared to a decrease of $368 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-C                   INCEPTION
Cumulative Return With CDSC                                                       -4.83%
Cumulative Return Without CDSC                                                    -3.83%
Russell 1000 Growth*                                                               0.28%
Lipper Small Cap Fund Index**                                                      2.58%
*From 7/31/97-12/31/97
                                             Enterprise Small Company Growth Portfolio-C   Russell 1000 Growth
7/31/97                                                                       $10,000.00            $10,000.00
9/30/97                                                                       $10,695.00            $10,976.00
1997                                                                           $9,516.92            $10,028.00

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
ENTERPRISE SMALL COMPANY GROWTH PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Russell 1000 Growth*
Lipper Small Cap Fund Index**
*From 7/31/97-12/31/97
                                              Lipper Small Cap Fund Index
7/31/97                                                        $10,000.00
9/30/97                                                        $10,897.00
1997                                                           $10,258.00

During 1997, an investment in the above hypothetical shareholder account decreased $1,178 compared to a decrease of $442 and an increase of $150 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
                                                              ONE YEAR                              5 YEAR
Enterprise Small Company Growth Portfolio-Y                                        9.95%                      22.16%
Russell 1000 Growth Index*                                                        30.48%                      18.41%
Lipper Small Cap Fund Index**                                                     15.05%                      15.05%
*From 5/31/91-12/31/97
                                             Enterprise Small Company Growth Portfolio-Y   Russell 1000 Growth Index
5/31/91                                                                       $10,000.00                  $10,000.00
1991                                                                          $12,062.05                  $11,511.60
1992                                                                          $14,075.21                  $12,088.33
1993                                                                          $17,696.76                  $12,438.89
1994                                                                          $19,531.91                  $12,769.77
1995                                                                          $27,258.73                  $17,518.84
1996                                                                          $34,828.48                  $21,569.20
9/30/97                                                                       $42,531.00                  $27,627.00
1997                                                                          $38,293.92                  $28,143.49

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1997
                                                      INCEPTION
Enterprise Small Company Growth Portfolio-Y                        22.59%
Russell 1000 Growth Index*                                         17.00%
Lipper Small Cap Fund Index**                                      15.53%
*From 5/31/91-12/31/97
                                              Lipper Small Cap Fund Index
5/31/91                                                        $10,000.00
1991                                                           $11,557.00
1992                                                           $12,850.23
1993                                                           $15,024.49
1994                                                           $14,952.37
1995                                                           $19,680.31
1996                                                           $22,506.40
9/30/97                                                        $28,213.00
1997                                                           $25,893.61

During 1997, an investment in the above hypothetical shareholder account decreased $4,237 compared to a decrease of $945 and an increase of $420 in the Russell 2000 Index and the Russell 1000 Growth Index, respectively.

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than original purchase.
 * The Russell 1000 Growth Index is an unmanaged index that excludes any transaction or holding charges. The Russell 1000 Growth Index replaces the Russell 2000 Index as the broad-based comparison to the Small Company Growth Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

For 1998, the Asian contagion has become the focal point of the investment outlook. The recent developments in Asia have added a large dose of uncertainty to the global economic expansion, the deflationary impact of the crisis on world trade and how government policymakers respond to the challenges. While the Asian situation will contribute to near-term financial market volatility, the focus will clearly turn to the solid domestic fundamentals in the United States. The resultant impact from Southeast Asia, Brazil and others may probably be modestly negative on economic growth and earnings, with milder industrial commodity and goods-related inflation, leading to a friendlier central bank policy. The International Monetary Fund-led financial rescue package should help alleviate the immediate financial pressures in these countries and with time provide the needed catalyst to more sound economic expansion.

As always, the combination of change and confusion has produced a difficult environment for smaller-cap growth stocks with a notable weakening in technology stocks in November. Despite this and the style's relative underperformance during the past 18 months, the prospects for a small-cap recovery and the likelihood of superior relative returns going forward may be favorable.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

30                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 96.57%                                AMOUNT         VALUE
------------------------------------------------------------------------------
ADVERTISING -- 1.35%
------------------------------------------------------------------------------
Lamar Advertising Company (a).....................       7,500     $   298,125
APPAREL & TEXTILES -- 3.90%
------------------------------------------------------------------------------
North Face Inc. (a)...............................      11,000         242,000
Stage Stores Inc. (a).............................       6,100         227,987
Wolverine World Wide Inc..........................      17,240         390,055
                                                                   -----------
                                                                       860,042
BUSINESS SERVICES -- 3.45%
------------------------------------------------------------------------------
Caribiner International Inc. (a)..................       4,600         204,700
Central Parking Corporation.......................       4,850         219,766
Pre Paid Legal Services Inc.......................       9,800         335,037
                                                                   -----------
                                                                       759,503

COMMUNICATIONS -- 2.24%
------------------------------------------------------------------------------
Pacific Gateway Exchange
Inc. (a)..........................................       7,300         392,831
Telephone Save Holdings Inc. (a)..................       5,100         101,363
                                                                   -----------
                                                                       494,194
COMPUTER HARDWARE -- 1.25%
------------------------------------------------------------------------------
Apex PC Solutions Inc. (a)........................       7,300         161,513
Yurie Systems Inc.................................       5,600         113,050
                                                                   -----------
                                                                       274,563
COMPUTER SERVICES -- 9.73%
------------------------------------------------------------------------------
Computer Horizons Corporation (a).................      12,398         564,109
Computer Task Group
Inc. (Rts)........................................      16,800         597,450
Pegasystems Inc. (a)..............................      12,400         250,325
Remedy Corporation (a)............................       3,800          79,800
Sapient Corporation (a)...........................       5,700         349,125
Technology Solutions Company (a)..................      11,550         304,631
                                                                   -----------
                                                                     2,145,440

COMPUTER SOFTWARE -- 9.35%
------------------------------------------------------------------------------
BEA Systems Inc. (a)..............................      16,700         289,119
HNC Software Inc. (a).............................       6,300         270,900
JDA Software Group Inc. (a).......................       7,700         269,500
Summit Design Inc.................................      11,100         115,163
Veritas Software Corporation (a)..................       7,400         377,400
Viasoft Inc. (a)..................................       6,200         261,950
Visio Corporation (a).............................       6,000         230,250
Wind River Systems Inc. (a).......................       6,200         246,062
                                                                   -----------
                                                                     2,060,344

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.32%
------------------------------------------------------------------------------
United Natural Foods Inc..........................       2,700     $    70,200

CONSUMER PRODUCTS -- 0.99%
------------------------------------------------------------------------------
Blyth Industries Inc. (a).........................       7,325         219,292

CONSUMER SERVICES -- 3.28%
------------------------------------------------------------------------------
Corestaff Inc. (a)................................      12,487         330,905
Transaction Systems Architects Inc. (a)...........      10,300         391,400
                                                                   -----------
                                                                       722,305

ENERGY -- 2.93%
------------------------------------------------------------------------------
Gulf Islands Fabrication Inc......................       6,100         122,000
Gulfmark Offshore Inc. (a)........................       4,800         158,400
Halter Marine Group Inc...........................       5,400         155,925
Patterson Energy Inc. (a).........................       5,400         208,913
                                                                   -----------
                                                                       645,238

ENTERTAINMENT & LEISURE -- 1.68%
------------------------------------------------------------------------------
Regal Cinemas Inc. (a)............................      13,300         370,738

FINANCE -- 0.85%
------------------------------------------------------------------------------
Healthcare Financial Partners
Inc...............................................       5,300         188,150

FOOD & BEVERAGES & TOBACCO -- 1.56%
------------------------------------------------------------------------------
Suiza Foods Corporation...........................       5,770         343,676

HEALTH CARE -- 7.64%
------------------------------------------------------------------------------
Alternative Living Services
Inc. (a)..........................................      10,400         307,450
Concentra Managed Care Inc........................       8,000         270,000
FPA Medical Management Inc. (a)...................      14,200         264,475
Pediatrix Medical Group (a).......................       9,400         401,850
Rural Metro Corporation (a).......................      13,200         440,550
                                                                   -----------
                                                                     1,684,325

HOTELS & RESTAURANTS -- 3.64%
------------------------------------------------------------------------------
American Skiing Company...........................      12,200         181,475
Prime Hospitality Corporation.....................       5,700         116,137
Vistana Inc. (a)..................................      21,900         503,700
                                                                   -----------
                                                                       801,312

MANUFACTURING -- 1.54%
------------------------------------------------------------------------------
Vitesse Semiconductor Corporation (a).............       9,000         339,750

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     31

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
MEDICAL SERVICES -- 3.74%
------------------------------------------------------------------------------
National Surgery Centers Inc. (a).................      17,925     $   470,531
Renal Treatment Centers Inc. (a)..................       4,700         169,788
Total Renal Care Holdings Inc. (a)................       6,733         185,157
                                                                   -----------
                                                                       825,476
MISC. FINANCIAL SERVICES -- 4.28%
------------------------------------------------------------------------------
Amresco Inc.......................................      17,500         529,375
Franchise Mortgage Acceptance Company.............       6,900         126,788
Sirrom Capital Corporation........................       5,500         286,687
                                                                   -----------
                                                                       942,850
OIL SERVICES -- 2.01%
------------------------------------------------------------------------------
Cliffs Drilling Company...........................       3,600         179,550
Pool Energy Services Company (a)..................       5,700         126,825
UTI Energy Corporation............................       5,300         137,138
                                                                   -----------
                                                                       443,513
PHARMACEUTICALS -- 5.09%
------------------------------------------------------------------------------
Dura Pharmaceuticals Inc. (a).....................       5,550         254,606
Incyte Pharmaceuticals Inc. (a)...................       5,900         265,500
Jones Medical Industries Inc......................       2,200          84,150
Medicis Pharmaceutical Corporation (a)............       9,050         462,681
Pharmerica Inc....................................       5,200          53,950
                                                                   -----------
                                                                     1,120,887
PRINTING & PUBLISHING -- 2.25%
------------------------------------------------------------------------------
Applied Graphics Technologies (a).................       9,300         495,225

RETAIL -- 2.66%
------------------------------------------------------------------------------
Guitar Center Inc. (a)............................       9,100         209,300
Insight Enterprises Inc. (a)......................      10,250         376,688
                                                                   -----------
                                                                       585,988
TECHNOLOGY -- 12.81%
------------------------------------------------------------------------------
Comverse Technology Inc. (a)......................       8,700         339,300
DSP Communications Inc. (a).......................       8,100          97,200
Helix Technology Corporation......................       8,400         163,800
Network Appliance Inc. (a)........................      11,400         404,700
P-Com Inc. (a)....................................      16,400         282,900
Remec Inc. (a)....................................       5,600         126,000
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Sawtek Inc. (a)...................................       5,300     $   139,788
Security Dynamics Technologies Inc. (a)...........       8,500         303,875
Semtech Corporation...............................       4,500         176,062
Uniphase Corporation (a)..........................       7,800         322,725
Waters Corporation (a)............................      12,400         466,550
                                                                   -----------
                                                                     2,822,900

TELECOMMUNICATIONS -- 3.07%
------------------------------------------------------------------------------
Digital Lightwave Inc.............................       7,600          99,750
Intermediate Telephone Inc. (a)...................      10,100         195,687
Sykes Enterprises Inc. (a)........................       8,150         158,925
Tekelec Inc. (a)..................................       7,300         222,650
                                                                   -----------
                                                                       677,012

TRANSPORTATION -- 0.55%
------------------------------------------------------------------------------
MotivePower Industries Inc........................       5,200         120,900

WASTE MANAGEMENT -- 4.41%
------------------------------------------------------------------------------
American Disposal Services Inc. (a)...............       9,900         361,350
Eastern Environmental Services Inc. (a)...........      14,300         314,600
Tetra Tech Inc. (a)...............................      14,775         295,500
                                                                   -----------
                                                                       971,450
TOTAL COMMON STOCKS
(IDENTIFIED COST $19,012,036)...................................    21,283,398
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.70%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Note $790,000, 9.25% due
08/15/98 Value $833,450...........................    $815,000         815,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $815,000)......................................       815,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $19,827,036)...................................   $22,098,398
OTHER ASSETS LESS LIABILITIES -- (0.27)%........................       (60,315)
                                                                   -----------
NET ASSETS -- 100%..............................................   $22,038,083
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

32                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE SMALL COMPANY VALUE PORTFOLIO

GAMCO INVESTORS, INC.
Rye, New York

INVESTMENT MANAGEMENT

GAMCO Investors, Inc., which manages more than $6 billion for institutional clients and whose normal investment minimum is $500,000, became manager of the portfolio on July 1, 1996.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation, primarily through investment in the equity securities of companies that have a market capitalization of no more than $1 billion.

INVESTMENT PHILOSOPHY

GAMCO's focus is on free cash flow, which it believes to be the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. GAMCO also looks at long-term earnings trends, and analyzes on and off balance sheet assets and liabilities. GAMCO wants to know everything and anything that will add or detract from its private market value estimates. Finally GAMCO looks for a catalyst: something happening in the company's industry or indigenous to the company itself that will reveal value.

1997 PERFORMANCE REVIEW

The strong portfolio performance in 1997 was the result of GAMCO's sector bets on cable television and cable television networks, its positioning in niche industrial companies, its focus on corporate restructurings and some good old-fashioned stock picking.

Cable television stocks, particularly Cablevision Systems (up 210 percent in 1997) went from the doghouse to the penthouse for two reasons: Cash flows exceeded analysts' consensus expectations and cable developed a technology mantra, with Microsoft's Bill Gates committing $1 billion to the proposition that coaxial cable would be the highway of choice for internet transmission to American homes. The cable industry is in great shape except for the political jawboning over cable rates that is likely to take place in an election year like 1998.

GAMCO's positioning in niche industrial companies also contributed to returns. These companies reflect the new competitive strengths of American industry, the prospect of improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. In 1997, stocks like Goulds Pumps and Brad Ragan were strong performers on takeovers.

Corporate restructurings helped boost portfolio performance in 1997. The splitting of Culbro (up 71 percent) into General Cigar and Griffin Land Resources was a primary example of this activity.

The marketplace is in the early stages of the third great wave of mergers and acquisitions, triggered by General Electric's hostile bid to acquire Kemper in March 1994. The first wave was in the 1960s, with conglomerates buying companies to build diversified empires. The second wave in the 1980s was led by the financial engineers -- leveraged buyout specialists preying on undervalued companies. The current wave is being propelled by strategic corporate

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     33
buyers looking to extend product lines and distribution systems through the acquisition of companies in related businesses and consolidators, savvy individuals creating operational and financial leverage by consolidating fragmented industries. GAMCO believes this wave will be the strongest of all.

For the last five years American companies have been able to boost earnings through technology-oriented productivity gains and extensive cost cutting. Progress will continue on these fronts but much of the work has already been done. Limited pricing flexibility in an increasingly global economy will restrain profit margins. Many companies will become increasingly dependent on growth through the acquisition of complimentary businesses.

The portfolio has benefited from several deals throughout the year. In addition to those mentioned above, the portfolio reaped profits on General Host, Black Entertainment Television, International Family Entertainment, Lin Television and Fieldcrest Cannon.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-A                                                   ONE YEAR          THREE YEAR
        AVERAGE ANNUAL WITH LOAD                                              37.31%             18.65%
Average Annual Without Load                                                            44.24%       20.60%
Russell 1000 Value*                                                                    35.18%       31.52%
Lipper Small Cap Fund Index**                                                          15.05%       20.09%
*From 10/1/93-12/31/97
Enterprise Small Company Value
Portfolio-A                                                          Russell 1000 Value Index
10/1/93                                       $ 9,523.81                          $ 10,000.00
12/31/93                                     $ 10,087.60                           $ 9,973.00
1994                                         $ 10,121.90                           $ 9,774.54
1995                                         $ 11,061.61                          $ 13,523.07
1996                                         $ 12,309.36                          $ 16,449.47
1997                                         $ 17,755.03                          $ 22,236.39

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-A                          INCEPTION*
        AVERAGE ANNUAL WITH LOAD                      14.46%
Average Annual Without Load                                      15.78%
Russell 1000 Value*                                              20.68%
Lipper Small Cap Fund Index**                                    13.18%
*From 10/1/93-12/31/97
Enterprise Small Company Value
Portfolio-A                                 Lipper Small Cap Fund Index
10/1/93                                                     $ 10,000.00
12/31/93                                                    $ 10,269.00
1994                                                         $ 9,776.09
1995                                                        $ 12,867.29
1996                                                        $ 14,715.03
1997                                                        $ 16,929.64

During 1997, an investment in the above hypothetical shareholder account increased $5,446 compared to $4,462 and $5,787 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-B                                 ONE YEAR                       INCEPTION*
Annualized Return With CDSC                                                   39.40%              20.83%
Annualized Return Without CDSC                                                43.40%              21.91%
Russell 1000 Value*                                                           35.18%              29.96%
Lipper Small Cap Fund Index**                                                 15.05%              19.71%
*From 5/1/95-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-B  Russell 1000 Value
5/1/95                                                                    $10,000.00          $10,000.00
1995                                                                      $10,686.60          $12,247.16
1996                                                                      $11,837.55          $14,897.44
1997                                                                      $16,575.04          $20,138.36

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Russell 1000 Value*
Lipper Small Cap Fund Index**
*From 5/1/95-12/31/97

                                            Lipper Small Cap Fund Index
5/1/95                                                       $10,000.00
1995                                                         $12,291.00
1996                                                         $14,055.99
1997                                                         $16,171.41

During 1997, an investment in the above hypothetical shareholder account increased $4,737 compared to $4,233 and $5,241 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.

34                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                   33.68%
Cumulative Return Without CDSC                                                34.68%
Russell 1000 Value*                                                           26.49%
Lipper Small Cap Fund Index**                                                 28.08%
*From 5/1/97-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-C  Russell 1000 Value
5/1/97                                                                    $10,000.00          $10,000.00
1997                                                                      $13,368.40          $12,649.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE SMALL COMPANY VALUE
               PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Russell 1000 Value*
Lipper Small Cap Fund Index**
*From 5/1/97-12/31/97

                                            Lipper Small Cap Fund Index
5/1/97                                                       $10,000.00
1997                                                         $12,808.00

During 1997, an investment in the above hypothetical shareholder account increased $5,247 compared to $4,111 and $5,029 in the Wilshire Small Cap Index and the Russell 1000 Value Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                           ONE YEAR                          INCEPTION*
Enterprise Small Company Value
Portfolio-Y                                                                   44.53%                    22.83%
Russell 1000 Value Index*                                                     35.18%                    29.96%
Lipper Small Cap Fund Index**                                                 15.05%                    19.71%
*From 5/31/95-12/31/97
                                                      Enterprise Small Company Value
                                                                         Portfolio-Y  Russell 1000 Value Index
5/31/95                                                                   $10,000.00                $10,000.00
1995                                                                      $10,535.90                $11,752.42
1996                                                                      $11,782.30                $14,295.65
1997                                                                      $17,028.96                $19,324.86

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997

Enterprise Small Company Value
Portfolio-Y
Russell 1000 Value Index*
Lipper Small Cap Fund Index**
*From 5/31/95-12/31/97

                                            Lipper Small Cap Fund Index
5/31/95                                                      $10,000.00
1995                                                         $12,102.00
1996                                                         $13,839.85
1997                                                         $15,922.74

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.
 * The Russell 1000 Value Index is an unmanaged index that excludes any transaction or holding charges. The Russell 1000 Value Index replaces the Wilshire Small Cap Index as the broad-based comparison to the Small Company Value Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

Looking ahead to 1998, although sensitive to the impact of labor and commodities, inflation may remain in check. Barring any synchronized worldwide economic upswing, a relative low probability considering Asian economic weakness, interest rates may be stable. In general, corporate earnings growth may be respectable, in the seven to nine percent range. With expectations high, there may be more earnings disappointments in the year ahead. Merger, acquisition and restructuring activity may remain strong. If this scenario unfolds, the market may be in line with corporate earnings.

GAMCO is concerned about several potential problems: The ripple effect on U.S. profits from the currency debacle in Southeast Asia and a potential run on Latin American currencies and economies; an upswing in wage inflation;

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     35
upward pressure on interest rates; and the potential for a 1999 lame-duck Clinton administration. Last, but certainly not least, the level of the market is a concern. Valuations are high by most measures and the overall equity market does not appear to have a margin of safety.

GAMCO believes deals may have a favorable impact on many of the portfolio's holdings. With the lower longer term capital gain rate of 20 percent, the owner/managers of many companies in the portfolio may be tempted to monetize their investments. This will be an important source of profits for the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

36                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 87.88%                                AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 1.43%
------------------------------------------------------------------------------
Ackerley Inc......................................        59,000   $   999,312
AEROSPACE -- 7.70%
------------------------------------------------------------------------------
Ametek Aerospace Products Inc.....................        14,500       391,500
Coltec Industries Inc. (a)........................        20,000       463,750
Curtiss Wright Corporation........................        20,000       726,250
Gencorp Inc.......................................        20,000       500,000
Moog Inc. (a).....................................         6,000       209,625
Sequa Corporation (Class A) (a)...................        20,000     1,301,250
Sequa Corporation (Class B) (a)...................         5,000       370,000
SPS Technologies Inc..............................        33,000     1,439,625
                                                                   -----------
                                                                     5,402,000

APPAREL & TEXTILES -- 0.09%
------------------------------------------------------------------------------
Carlyle Inds. Inc.................................        40,000        60,000

AUTOMOTIVE -- 7.43%
------------------------------------------------------------------------------
Clarcor Inc.......................................        12,000       355,500
Echlin Inc........................................        25,000       904,687
Modine Manufacturing Company......................        40,000     1,365,000
Navistar International Corporation Inc. (a).......        10,000       248,125
Scheib Earl Inc...................................        80,000       640,000
Standard Motor Products Inc.......................        27,000       609,188
Superior Inds International Inc...................         1,000        26,813
Wynns International Inc...........................        33,351     1,063,063
                                                                   -----------
                                                                     5,212,376

BROADCASTING -- 8.67%
------------------------------------------------------------------------------
BET Holdings Inc. (a).............................        35,000     1,911,875
Chris Craft Industries Inc........................        15,000       784,687
Gray Communications Systems Inc. (Class B)........        13,000       334,750
GST Telecommunications Inc........................        60,000       712,500
Lin Television Corporation (a)....................        17,000       926,500
Paxson Communications Corporation.................        50,000       368,750
United Television Inc.............................        10,000     1,038,750
                                                                   -----------
                                                                     6,077,812

BUSINESS SERVICES -- 0.14%
------------------------------------------------------------------------------
Nashua Corporation................................         8,500        99,875

CABLE -- 5.09%
------------------------------------------------------------------------------
Cablevision Systems Corporation (a)...............        33,000     3,159,750

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Century Communications Corporation................        30,000   $   292,500
Mercom Inc........................................        12,000       114,000
                                                                   -----------
                                                                     3,566,250

CAPITAL GOODS & SERVICES -- 0.55%
------------------------------------------------------------------------------
AAR Corporation...................................        10,000       387,500

CHEMICALS -- 0.99%
------------------------------------------------------------------------------
Church & Dwight Inc...............................        12,000       336,750
Lawter International Inc..........................        33,000       358,875
                                                                   -----------
                                                                       695,625

COMPUTER HARDWARE -- 0.12%
------------------------------------------------------------------------------
Cerion Technologies Inc. (a)......................        42,000        82,688

COMPUTER SOFTWARE -- 0.17%
------------------------------------------------------------------------------
Software Artistry Inc. (a)........................         5,000       121,563

CONSUMER DURABLES -- 0.60%
------------------------------------------------------------------------------
Envirosource Inc. (a).............................       100,000       300,000
Oneida Ltd........................................         4,500       120,094
                                                                   -----------
                                                                       420,094

CONSUMER SERVICES -- 1.12%
------------------------------------------------------------------------------
Berlitz International Inc. (a)....................        11,000       286,000
ITT Educational Services Inc......................        10,000       223,125
Mikasa Inc........................................        19,000       276,688
                                                                   -----------
                                                                       785,813

ELECTRICAL EQUIPMENT -- 2.33%
------------------------------------------------------------------------------
Ampco Pittsburgh Corporation......................        30,000       586,875
Oak Technology....................................         5,000        32,500
Portec Inc........................................        25,000       362,500
Thomas Industries Inc.............................        33,000       651,750
                                                                   -----------
                                                                     1,633,625

ENERGY -- 2.05%
------------------------------------------------------------------------------
USX Delhi Group...................................        70,000     1,435,000

ENTERTAINMENT & LEISURE -- 7.05%
------------------------------------------------------------------------------
Ascent Entertainment Group Inc....................        42,000       435,750
Bull Run Corporation Georgia......................        40,000       153,750
Florida Panthers Holdings Inc.....................        15,000       258,750
Gaylord Entertainment Company New.................        40,000     1,277,500
GC Companies Inc..................................        15,000       710,625

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     37

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
HSN Inc...........................................        23,000   $ 1,184,500
Ticketmaster Group Inc............................        40,000       920,000
                                                                   -----------
                                                                     4,940,875

FINANCE -- 1.47%
------------------------------------------------------------------------------
Advest Group Inc..................................         7,500       185,156
Pioneer Group Inc.................................        30,000       843,750
                                                                   -----------
                                                                     1,028,906

FOOD & BEVERAGES & TOBACCO -- 3.22%
------------------------------------------------------------------------------
Brunos Inc. (a)...................................        29,000        59,813
Celestial Seasonings Inc. (a).....................        30,000       945,000
Chock Full O Nuts Corporation.....................        25,000       175,000
Eskimo Pie Corporation............................        33,000       379,500
General Cigar Holdings Inc.
(Class A) (a).....................................         5,000       106,562
General Cigar Holdings Inc.
(Class B) (a).....................................         8,000       170,500
Giant Foods Inc...................................        12,000       404,250
Vermont Pure Holdings Ltd.........................         5,000        20,000
                                                                   -----------
                                                                     2,260,625

HOTELS & RESTAURANTS -- 1.20%
------------------------------------------------------------------------------
Aztar Corporation (a).............................        65,000       406,250
Trump Hotels & Casino Resorts Inc.................        65,000       434,688
                                                                   -----------
                                                                       840,938
INSURANCE -- 0.93%
------------------------------------------------------------------------------
Liberty Corporation...............................        14,000       654,500

MACHINERY -- 5.82%
------------------------------------------------------------------------------
Baldwin Technology Company Inc. (a)...............        20,000       100,000
Banner Aerospace Inc..............................        25,000       276,563
Commercial Intertech Corporation..................         3,000        62,250
Culligan Water Technologies Inc...................         2,260       113,565
Daniel Industries Inc.............................        15,000       288,750
Fairchild Corporation.............................        35,000       870,625
Hach Company......................................         8,400       106,050
Hach Company (Class A)............................         8,400        78,750
Idex Corporation..................................        10,000       348,750
Katy Industries Inc...............................        40,000       815,000
Kollmorgen Corporation............................        29,000       531,062
Nortek Inc........................................        18,500       491,406
                                                                   -----------
                                                                     4,082,771
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

MANUFACTURING -- 1.74%
------------------------------------------------------------------------------
Fedders Corporation...............................        65,000   $   398,125
Industrial Distribution Group Inc.................         1,500        23,531
Oil Dri Corporation of America....................        10,000       165,000
Ralcorp Holdings Inc. New.........................         5,000        84,688
Strattec Security Corporation.....................         8,000       204,000
Trimas Corporation................................        10,000       343,750
                                                                   -----------
                                                                     1,219,094

METALS & MINING -- 0.29%
------------------------------------------------------------------------------
TVX Gold Inc......................................        60,000       202,500

MISC. FINANCIAL SERVICES -- 1.16%
------------------------------------------------------------------------------
Data Broadcasting Corporation.....................        50,000       281,250
Midland Company...................................         8,500       535,500
                                                                   -----------
                                                                       816,750

PAPER PRODUCTS -- 0.57%
------------------------------------------------------------------------------
Greif Brothers Corporation........................        12,000       402,000

PHARMACEUTICALS -- 2.83%
------------------------------------------------------------------------------
Carter Wallace Inc................................        50,000       843,750
Ivax Corporation..................................        65,000       438,750
Natures Sunshine Products Inc.....................         6,000       156,000
Twinlab Corporation...............................        22,000       544,500
                                                                   -----------
                                                                     1,983,000

PRINTING & PUBLISHING -- 3.34%
------------------------------------------------------------------------------
Lee Enterprises Inc...............................        18,000       532,125
Media General Inc.................................        28,000     1,170,750
Meredith Corporation..............................         8,000       285,500
Nelson Thomas Inc.................................        19,500       225,469
Price Communications Corporation..................        15,000       128,437
                                                                   -----------
                                                                     2,342,281

PUBLISHING -- 0.68%
------------------------------------------------------------------------------
McClatchy Newspapers Inc..........................        13,500       367,031
Topps Inc.........................................        50,000       110,938
                                                                   -----------
                                                                       477,969

REAL ESTATE -- 2.35%
------------------------------------------------------------------------------
Catellus Development Corporation (a)..............        60,000     1,200,000
Griffin Land & Nurseries Inc......................        29,000       449,500
                                                                   -----------
                                                                     1,649,500

RETAIL -- 2.46%
------------------------------------------------------------------------------

38                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Lillian Vernon Corporation........................        25,000   $   415,625
Neiman Marcus Group Inc...........................        33,000       998,250
Ragan Brad Inc....................................         7,900       276,500
Valuevision International Inc.....................        10,000        38,125
                                                                   -----------
                                                                     1,728,500
SECURITY & INVESTIGATION SERVICES -- 2.50%
------------------------------------------------------------------------------
Pittway Corporation...............................         6,000       417,750
Rollins Inc.......................................        60,000     1,218,750
Wackenhut Corporation.............................         5,000       115,937
                                                                   -----------
                                                                     1,752,437

TELECOMMUNICATIONS -- 3.74%
------------------------------------------------------------------------------
Aerial Communications Inc.........................        50,000       356,250
Associated Group Inc. (a).........................         1,500        44,438
Atlantic Tele Network Inc.........................        25,000       271,875
Centennial Cellular Corporation (a)...............        15,000       307,500
Comsat Corporation................................        28,000       679,000
Shared Tech Fairchild Inc.........................        50,000       731,250
Telephone & Data Systems Inc......................         5,000       232,812
                                                                   -----------
                                                                     2,623,125

TRANSPORTATION -- 2.78%
------------------------------------------------------------------------------
GATX Corporation..................................        16,000     1,161,000
Hudson General Corporation........................        14,500       696,000
Transpro Inc......................................        10,000        90,000
                                                                   -----------
                                                                     1,947,000

UTILITIES -- 5.06%
------------------------------------------------------------------------------
Citizens Utilities Company Delaware...............        50,500       486,062
Tejas Gas Corporation Delaware....................        50,000     3,062,500
                                                                   -----------
                                                                     3,548,562

WIRELESS COMMUNICATIONS -- 0.21%
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Teligent Inc......................................         6,000   $   147,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,737,253)...................................    61,628,616
------------------------------------------------------------------------------

U.S. TREASURY BILLS -- 13.27%
------------------------------------------------------------------------------
U.S. Treasury Bill
4.94% due 01/02/98................................    $  760,000       759,896
U.S. Treasury Bill
4.95% due 01/08/98................................       605,000       604,418
U.S. Treasury Bill
4.95% due 02/12/98................................       169,000       168,024
U.S. Treasury Bill
5.06% due 01/29/98................................     2,014,000     2,006,074
U.S. Treasury Bill
5.09% due 01/22/98................................     3,500,000     3,489,608
U.S. Treasury Bill
5.10% due 01/22/98................................     1,000,000       997,025
U.S. Treasury Bill
5.11% due 01/08/98................................        88,000        87,912
U.S. Treasury Bill
5.12% due 01/22/98................................       726,000       723,832
U.S. Treasury Bill
5.17% due 01/22/98................................       466,000       464,594
                                                                   -----------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $9,301,383)....................................     9,301,383
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $62,038,636)...................................   $70,929,999
OTHER ASSETS LESS LIABILITIES -- (1.15)%........................      (803,940)
                                                                   -----------
NET ASSETS -- 100%..............................................   $70,126,059
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     39

THE ENTERPRISE INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
Chicago, Illinois

INVESTMENT MANAGEMENT

Brinson Partners, Inc., is a global investment management firm with offices in Chicago, London and Tokyo, and became manager of the Enterprise International Growth Portfolio on October 1, 1994. Brinson Partners manages approximately $90 billion for institutional clients, and its normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

INVESTMENT PHILOSOPHY

Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. It takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long-term investor. This international equity strategy reflects the manager's decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets and individual international companies.

1997 PERFORMANCE REVIEW

For the year ended December 31, 1997, the portfolio showed a slight gain. Currency allocation and security selection added value, which was partially offset by market selection. Within markets, the five percent allocation to cash detracted from results as most markets outside of the Pacific region registered strong double-digit returns. The underweight in Switzerland also detracted but the portfolio's underweight to the turbulent Pacific region added value. The overweight of the U.S. dollar and underweight in the Japanese yen and core European currencies contributed to the positive results. Within Japan, the underweight position in the poorly performing banks and financial sectors and the emphasis on blue-chip exporters, pharmaceuticals, electricals, and insurance companies added value.

Continental European markets were strong performers during the course of the first 10 months, despite reacting negatively in October to the banking and currency crisis in Asia, as investors began to incorporate the anticipated negative consequences of a slowdown in this region's overall demand. Commodity and basic industry companies, luxury goods and spirits manufacturers, as well as companies engaged in infrastructure, construction and commodity goods projects and multinational banks were particularly vulnerable. Despite this, during the full year, European markets registered high double-digit returns, reflecting an environment of benign inflation, low interest rates, improving growth and ongoing company restructuring.

In January 1997, the portfolio held underweights in the four relevant Southeast Asia countries: Japan, Hong Kong, Malaysia and Singapore. Brinson Partners gradually increased exposure to Malaysia and Singapore to a modest overweight using defensive issues as the market declines there offered attractive opportunities to gain superior long-term returns. Conversely, in recognition of a number of vulnerabilities in the Japanese economy, Brinson reduced

40                    THE ENTERPRISE GROUP OF FUNDS, INC.

exposure there in July and again in early December to the current level of a six percent underweight. Furthermore, the manager reinstated a partial hedge on the yen in October that has proven beneficial. The portfolio has been substantially underweight in Japanese banks for a sustained period as those institutions sorted through their property loan problems of the early '90s and Brinson further cut that position by selling Sumitomo Trust and Sanwa Bank in November. The portfolio remains underweight in Hong Kong equities and has fully hedged the currency exposure.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-A                                             ONE YEAR               FIVE YEAR               TEN YEAR
Average Annual With Load                                                   -0.21%                          11.28%          7.41%
Average Annual Without Load                                                 4.75%                          12.37%          7.93%
EAFE Index*                                                                 1.78%                          11.39%          6.25%
Lipper International Fund Index**                                           7.27%                          13.28%          9.64%
Enterprise International Growth                                                         Lipper International Fund
Portfolio-A                                                            EAFE Index                           Index
12/31/87                                     $ 9,523.81               $ 10,000.00                                    $ 10,000.00
1988                                        $ 10,247.62               $ 12,827.00                                    $ 11,590.00
1989                                        $ 12,046.31               $ 14,178.97                                    $ 14,176.89
1990                                        $ 10,191.18               $ 10,854.00                                    $ 12,423.21
1991                                        $ 11,505.84               $ 12,170.59                                    $ 14,059.34
1992                                        $ 11,402.29               $ 10,689.43                                    $ 13,457.60
1993                                        $ 15,518.51               $ 14,169.91                                    $ 18,730.29
1994                                        $ 15,081.67               $ 15,272.32                                    $ 18,591.69
1995                                        $ 17,369.56               $ 16,984.35                                    $ 20,454.58
1996                                        $ 19,509.49               $ 18,011.90                                    $ 23,406.17
1997                                        $ 20,436.19               $ 18,332.52                                    $ 25,107.80

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-B                                 ONE YEAR                   INCEPTION*
Annualized Return With CDSC                                                  0.17%         9.85%
Annualized Return Without CDSC                                               4.17%        11.12%
EAFE Index*                                                                  1.78%         4.88%
Lipper International Fund Index**                                            7.27%        11.45%
*From 5/1/95-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-B    EAFE Index                           Index
5/1/95                                                                  $10,000.00    $10,000.00                      $10,000.00
1995                                                                    $11,387.70    $10,521.74                      $10,883.00
1996                                                                    $12,722.34    $11,158.31                      $12,453.42
1997                                                                    $12,852.86    $11,356.93                      $13,358.78

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     41

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE INTERNATIONAL GROWTH
              PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                  1.07%
Cumulative Return Without CDSC                                               2.07%
EAFE Index*                                                                  2.85%
Lipper International Fund Index**                                            4.18%
*From 5/1/97-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-C    EAFE Index                           Index
5/1/97                                                                  $10,000.00    $10,000.00                      $10,000.00
1997                                                                    $10,107.20    $10,285.00                      $10,418.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                          ONE YEAR                   INCEPTION*
Enterprise International Growth
Portfolio-Y                                                                  5.21%        11.20%
EAFE Index*                                                                  1.78%         4.06%
Lipper International Fund Index**                                            7.27%         9.62%
*From 7/31/95-12/31/97
                                                   Enterprise International Growth                     Lipper International Fund
                                                                       Portfolio-Y    EAFE Index                           Index
7/31/95                                                                 $10,000.00    $10,000.00                      $10,000.00
1995                                                                    $10,890.74    $10,203.00                      $10,176.00
1996                                                                    $12,291.29    $10,820.28                      $11,644.40
1997                                                                    $12,931.67    $11,012.88                      $12,490.94

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The EAFE Index is an unmanaged index that excludes transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The Japanese equity market represents the largest underweight in the portfolio. In the other developed markets, Brinson continues to emphasize New Zealand and Australia, Germany, Belgium and the United Kingdom. The portfolio is neutrally positioned in Finland and Spain, and invested but quite underweight in Hong Kong, Switzerland, the Netherlands, Canada and France. Brinson also recently established a position in Sweden, which ranks reasonably in relative attractiveness. The portfolio continues to maintain a five percent strategic cash position reflecting Brinson's view that non-U.S. equity markets are expensive.

42                    THE ENTERPRISE GROUP OF FUNDS, INC.

In addition to the currency underweights in the Japanese yen and the Hong Kong dollar, the portfolio maintains an underweight exposure to the overvalued U.K. pound. These underweights are primarily hedged into the U.S. dollar. The New Zealand dollar is modestly attractive and represents a small overweight position. This overweight is the result of allowing the currency to mirror the overweight market allocation.

The portfolio continues to undergo restructuring in order to reduce its overall level of risk and, in particular, to minimize its exposure to economically sensitive sectors such as steel. Brinson, however, is finding attractive valuations in U.K. food manufacturers. They are undergoing extensive restructuring in the form of cost cutting, personnel reductions and plant modernizations. Within Japan, the portfolio continues to maintain its underweight to Japanese banks and overweight to the Japanese electronic industry. The thrust of Brinson's strategy in Asia (ex-Japan) is to underweight interest rate and economically sensitive stocks, such as banking, property and construction. In addition, highly leveraged stocks and stocks with foreign currency debt have been underweighted. Brinson emphasizes securities with defensive earnings, such as utilities, consumer non-durables and export carriers, which are less exposed to weakening domestic economies.

As with all international growth funds, the Enterprise International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     43

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 93.63%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AUSTRALIA -- 4.38%
---------------------------------------------------------------------------------
Amcor Ltd.........................................         11,800   $      51,912
Boral Ltd.........................................         30,600          77,381
Brambles Industries Ltd...........................          6,000         119,075
Broken Hill Proprietary...........................         40,500         376,141
Coca Cola Amatil..................................          7,000          52,311
CSR Ltd...........................................         26,000          88,116
David Jones Ltd...................................         76,500          86,256
Lend Lease Corporation............................          5,665         110,765
Mayne Nickless Ltd................................         10,000          52,857
MIM Holdings Ltd..................................         51,177          31,353
National Australia Bank...........................         28,000         391,076
News Corporation..................................         59,219         326,908
Pacific Dunlop Ltd................................         41,500          87,905
Qantas Airways Ltd................................         41,455          73,382
Rio Tinto Ltd.....................................         16,100         187,859
Santos Ltd........................................          8,000          32,952
Telstra Corporation...............................         15,000          31,675
Westpac Bank Corporation..........................         47,500         303,885
WMC Ltd...........................................         28,000          97,632
Woolworths Ltd....................................         15,000          50,152
                                                                    -------------
                                                                        2,629,593

BELGIUM -- 3.56%
---------------------------------------------------------------------------------
Bruxelles Lambert Groupe..........................            800         115,732
Delhaize Le Lion..................................          4,100         208,038
Electrabel........................................          1,690         390,902
Fortis AG.........................................          1,462         305,019
Fortis AG (Rts) (a)...............................            112              15
Generale De Banque................................            400         174,084
Generale De Banque (Wts) (a)......................            300             769
Kredietbank.......................................            380         159,483
Kredietbank (Vvrp)................................              9           3,777
Petrofina SA......................................            725         267,587
Society General De Belgique.......................          1,150         105,220
Solvay............................................          2,410         151,556
Tractebel CAP.....................................          2,000         174,354
Union Miniere (a).................................          1,104          76,578
                                                                    -------------
                                                                        2,133,114

CANADA -- 3.05%
---------------------------------------------------------------------------------
Agrium Inc........................................          4,800          57,941
Alcan Aluminum Ltd................................          3,000          82,712
Bank Montreal.....................................          2,800         124,124
Barrick Gold Corporation..........................          1,700          31,703

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Canadian National Railway Company.................          2,400   $     113,026
Canadian Pacific Ltd..............................          7,400         199,363
Hudsons Bay Company...............................          3,000          66,863
Imasco Ltd........................................          1,400          49,963
Imperial Oil Ltd..................................          2,700         173,822
Magna International Inc...........................            900          56,681
Moore Corporation Ltd.............................          2,500          38,400
Newbridge Networks Corporation (a)................          1,100          38,526
Noranda Inc.......................................          2,900          49,921
Northern Telecom Ltd..............................            700          62,283
Nova Corporation Alberta..........................         10,200          97,071
Potash Corp Saskatchewan Inc......................          1,100          91,599
Royal Bank Canada Montreal........................          3,300         174,578
Seagram Ltd.......................................          2,100          67,965
Telus Corporation.................................          5,100         112,417
Transcanada Pipelines Ltd.........................          3,800          84,826
Westcoast Energy Inc..............................          2,400          55,673
                                                                    -------------
                                                                        1,829,457

FINLAND -- 0.67%
---------------------------------------------------------------------------------
Cultor Oyj........................................            400          21,721
Merita A Ltd......................................          9,600          52,483
Metsa Serla Oy....................................          2,500          19,492
Nokia Oy..........................................          2,600         184,592
Outokumpu Oy......................................          2,200          26,839
Rauma Oy..........................................             94           1,466
Sampo Insurance A.................................            800          25,977
Upm Kymmene Oy....................................          3,400          67,988
                                                                    -------------
                                                                          400,558

FRANCE -- 5.79%
---------------------------------------------------------------------------------
Accor.............................................            624         116,018
Alcatel Alsthom...................................          1,102         140,073
Axa Uap...........................................          2,360         182,612
Axa Uap CVG.......................................          1,860           1,823
Banque National Paris A...........................          2,380         126,504
Cie Bancaire SA...................................             45           7,290
Cie De St Gobain..................................          1,333         189,369
Cie Fin Paribas...................................          1,300         112,968
CSF Thomson.......................................          3,600         113,470
Dexia France......................................          1,112         128,780
Elf Aquitaine.....................................          1,836         213,542
France Telecom....................................          4,700         170,476
Generale Des Eaux.................................          1,355         189,117
Generale Des Eaux (Wts) (a).......................          1,905           1,295

44                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Groupe Danone.....................................            500   $      89,308
Lafarge Coppee SA.................................          1,100          72,176
Lagardere.........................................          3,430         113,412
Michelin..........................................          2,557         128,732
Pechiney..........................................          2,830         111,723
Peugeot SA........................................          1,460         184,122
Pinault Printemps Redo............................            300         160,056
Rhone Poulenc Ord A...............................          3,996         179,002
Seita.............................................          4,000         143,557
Soc Generale......................................          1,345         183,252
Suez Lyonnaise Des Eaux...........................          1,663         184,026
Total Company.....................................          1,735         188,822
Usinor............................................          2,900          41,872
                                                                    -------------
                                                                        3,473,397

GERMANY -- 10.06%
---------------------------------------------------------------------------------
Allianz AG........................................          2,510         650,190
BASF AG...........................................          3,700         131,118
Bayer AG..........................................          9,100         339,932
Bayer Motoren Werken..............................            305         228,036
Commerzbank AG....................................          7,500         295,172
Continental AG....................................          7,000         154,479
Daimler Benz AG...................................          3,500         245,532
Deutsche Bank AG..................................          7,300         515,356
Deutsche Telekom..................................         25,250         475,117
Hochtief AG.......................................          1,950          76,962
Hoechst AG........................................          2,900         101,559
Man AG............................................            440         127,430
Mannesmann AG.....................................            520         262,753
Metro AG..........................................          5,128         183,861
Munchener Ruckvers................................          1,270         478,646
Preuss AG.........................................            710         216,676
Rheim - West Elektr AG............................          5,150         276,258
Schering AG.......................................          2,900         279,691
Siemens AG........................................          5,600         331,527
Veba AG...........................................          6,030         410,615
Volkswagen AG.....................................            450         253,148
                                                                    -------------
                                                                        6,034,058

HONG KONG -- 1.02%
---------------------------------------------------------------------------------
Cheung Kong (Holdings)............................         16,000         104,788
Citic Pacific Limited.............................          7,000          27,823
CLP Holdings......................................          9,500          52,716
Hang Seng Bank....................................          7,000          67,525
Hong Kong & China Gas.............................         38,000          73,558
Hong Kong Telecommunications......................         41,000          84,391
Hutchison Whampoa.................................         19,000         119,164
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Sun Hung Kai Properties...........................          8,000   $      55,749
Swire Pacific.....................................          5,000          27,423
                                                                    -------------
                                                                          613,137

IRELAND -- 0.29%
---------------------------------------------------------------------------------
Smurfit (Jefferson) Group.........................         63,000         174,877

ITALY -- 4.39%
---------------------------------------------------------------------------------
Assic Generali....................................         12,810         314,638
Banca Commerciale Italiana........................         33,000         114,726
Credito Italiano..................................         49,000         151,100
Danieli Di Risp...................................         15,000          53,929
Edison SPA........................................         14,000          84,681
Eni (ADR).........................................          3,400         194,013
Eni Ord...........................................         37,000         209,785
IMI...............................................         13,000         154,324
INA...............................................         53,000         107,408
Mediobanca SPA....................................          7,000          54,963
Montedison SPA....................................        166,820         149,846
Rinascente (LA)...................................         16,400         122,374
Rinascente (Wts) (a)..............................            400             484
Rinascente Savings (Risp).........................         14,000          52,233
SAI Di Risp.......................................         15,000          66,139
Soc Italiano......................................         18,000          74,279
Telecom Italia Mobile.............................         34,000         156,930
Telecom Italia Mobile Di Risp.....................         78,000         221,786
Telecom Italia Spa................................         16,665         106,453
Telecom Italia Spa Risp...........................         55,450         244,494
                                                                    -------------
                                                                        2,634,585

JAPAN -- 19.16%
---------------------------------------------------------------------------------
Amada Company.....................................         25,000          92,862
Asahi Glass Company...............................         18,000          85,471
Bank of Tokyo/ Mitsubishi.........................         22,000         303,286
Canon Inc.........................................         20,000         465,651
Canon Sales Company Inc...........................          8,000          91,292
Citizen Watch Company.............................         23,000         154,132
Dai Nippon Printng................................         22,000         412,805
Daiichi Pharmaceutical............................         20,000         225,167
Daikin Kogyo......................................         25,000          94,202
Daiwa House Industries Co.........................         12,000          63,414
Denso Corporation.................................         13,000         233,974
Fanuc Co..........................................          9,300         351,857
Fujitsu...........................................         15,000         160,833
Hitachi...........................................         48,000         341,886
Honda Motor Company...............................          8,000         293,482
Hoya Corporation..................................          3,000          94,202

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     45

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
INAX Corporation..................................         18,000   $      52,248
Ito Yokado Company................................          9,000         458,375
Kaneka Corporation................................         25,000         112,775
Keio Teito Electric Rail..........................         28,000         107,008
Kinki Nippon Railway..............................         28,000         149,468
Kirin Brewery Company.............................         27,000         196,446
Kokuyo Company....................................          8,000         137,857
Kuraray Company Ltd...............................         29,000         239,871
Kyocera Corporation...............................          3,000         136,019
Marui Company.....................................         13,000         202,114
Matsushita Electric Ind...........................         36,000         526,614
Mitsubishi Paper..................................         29,000          40,645
NGK Insulators....................................         39,000         346,481
Nintendo..........................................          2,400         235,276
Nippon Meat Packer................................         16,000         218,121
Nippon Steel Corporation..........................         19,000          28,085
Okumura...........................................         25,000          59,355
Osaka Gas Corporation.............................         46,000         104,986
Sankyo Pharmaceutical Company.....................         18,000         406,678
Secom Company.....................................          6,000         383,243
Seino Transport...................................         16,000          79,773
Sekisui House.....................................         37,000         237,750
Sony Corporation..................................          5,400         479,743
Sumitomo Bank.....................................         26,000         296,699
Sumitomo Chemical Industries......................         28,000          64,333
Sumitomo Electric Industries......................         20,000         272,651
Takeda Chemical Industries........................         15,000         427,357
TDK Corporation...................................          4,000         301,447
Tokio Marine & Fire...............................         22,000         249,368
Tokyo Electric Power..............................          6,300         114,835
Tokyo Steel Manufacturing.........................         11,000          37,152
Tonen Corporation.................................         18,000          97,051
Toray Industries Inc..............................         86,000         385,311
Toshiba Corporation...............................         57,000         237,045
Toyo Suisan Kaisha................................         13,000          90,005
Toyota Motor Corporation..........................         14,000         401,011
Yamazaki Baking Company...........................         12,000         116,719
                                                                    -------------
                                                                       11,494,431

MALAYSIA -- 1.41%
---------------------------------------------------------------------------------
Hume Industries Berhad............................         17,000          17,833
Kuala Lumpur Kepong...............................         45,500          97,680
Land & General Holdings...........................         47,000           8,700
Malayan Banking Berhad............................         20,000          58,105
Malaysia International Shipping...................         23,000          33,706
Nestle Malaysia Berhad............................         10,000          46,279
New Straits Times Press...........................         20,000          24,785
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Perusahaan Otomobl................................         11,000   $      10,747
Petronas Gas Berha................................         20,000          45,507
Public Bank Berhad Foreign........................         24,333           8,383
Public Bank Berhad Local..........................         24,000           7,466
Public Bank FGN (Rts) (a).........................          4,866               0
Resorts World Berhad..............................         21,000          35,365
Rothmans of Pall Mall.............................         11,000          85,551
Sime Darby Berhad.................................         66,000          63,463
Telekom Malaysia..................................         47,000         138,964
Tenaga Nasional...................................         55,000         117,367
UMW Holdings Berhad...............................          7,000           5,309
United Engineers (Malay)..........................         13,000          10,829
YTL Corporation Berhad............................         19,500          26,321
YTL Power International...........................            500             384
                                                                    -------------
                                                                          842,744

NETHERLANDS -- 4.40%
---------------------------------------------------------------------------------
ABN Amro Holdings.................................         11,179         217,775
Akzo Nobel NV.....................................            350          60,346
Elsevier NV.......................................         13,100         211,910
Heineken NV.......................................            900         156,684
Hoogovens & Staalf................................          1,241          50,861
ING NTFL..........................................          6,465         272,291
KLM...............................................          1,725          63,805
KPN NV............................................          6,524         272,202
Philips Electronics...............................          3,500         209,898
Royal Dutch Petroleum.............................         15,180         833,247
Unilever NV Cva...................................          4,760         293,443
                                                                    -------------
                                                                        2,642,462

NEW ZEALAND -- 3.02%
---------------------------------------------------------------------------------
Brierley Investment NPV...........................        361,000         257,826
Carter Holt Harvey NPV............................        124,000         191,522
Fletcher Challenge Building.......................         46,000          94,019
Fletcher Challenge Energy.........................         50,000         175,066
Fletcher Challenge Forest Division NPV............        106,433          88,374
Fletcher Challenge Paper..........................         92,000         120,194
Lion Nathan Limited...............................         35,000          78,446
Telecom Corporation of New Zealand................        154,000         746,658
Telecom Corporation of New Zealand (ADR)..........          1,600          62,000
                                                                    -------------
                                                                        1,814,105

SINGAPORE -- 1.64%
---------------------------------------------------------------------------------
City Developments.................................         14,000          64,788

46                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
DBS Lands.........................................         27,000   $      41,329
Elec & Eltek International........................          3,300          15,114
Foreign Reg Bank Singapore........................         12,000         102,521
Fraser & Neave....................................          4,000          17,324
Hotel Properties..................................         44,000          28,715
Keppel Corporation................................         15,000          43,073
Keppel Land Ltd...................................         17,000          23,400
Natsteel Ltd......................................         10,000          13,527
Overseas Chinese Bank.............................         16,200          94,192
Singapore Airlines................................         22,000         143,578
Singapore Press Holdings..........................          7,000          87,630
Singapore Telecom.................................        102,000         190,021
United Overseas Bank..............................         19,000         105,399
Wing Tai Holdings.................................         11,000          12,857
                                                                    -------------
                                                                          983,468
SPAIN -- 2.34%
---------------------------------------------------------------------------------
Acerinox SA.......................................            200          29,629
Banco Bilbao Vizcaya..............................          4,800         155,327
Banco Central Hispanoamericano....................          4,100          99,842
Banco Popular Esp.................................          1,520         106,255
Banco Santander...................................          3,750         125,287
Corp Mapfre Sa....................................          1,400          37,125
Empresa Nac Electricid............................          9,400         166,899
Formento di Const Y Contra........................          2,000          76,140
Gas Natural Sdg...................................          1,900          98,523
Iberdrola SA......................................         10,600         139,501
Repsol SA (ADR)...................................          2,540         108,369
Tabacalera SA.....................................            200          16,213
Telefonica De Espana..............................          5,800         165,606
Vallehermoso SA...................................          1,300          39,849
Viscofan Envoltura................................          1,600          40,171
                                                                    -------------
                                                                        1,404,736

SWEDEN -- 1.66%
---------------------------------------------------------------------------------
ABB Ab............................................          4,500          53,275
Astra Ab..........................................         10,400         180,103
Electrolux Ab.....................................            700          48,577
Ericsson Lm Tel...................................          3,600         135,342
Hennes And Mauritz................................          2,500         110,203
Nordbanken Holding................................         23,900         135,154
Securitas Ab......................................          1,500          45,340
Skanska Ab........................................          1,300          53,294
Svenska Handelsbanken.............................          2,100          72,602
Swedish Match.....................................         18,200          60,744
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Volvo Ab..........................................          3,800   $     101,941
                                                                    -------------
                                                                          996,575

SWITZERLAND -- 4.71%
---------------------------------------------------------------------------------
ABB Ag Series A...................................             55          69,070
Credit Suisse Group...............................          1,803         278,865
Holderbk Fn Glarus................................             95          77,498
Nestle SA.........................................            217         325,084
Novartis AG.......................................            452         733,124
Roche Holdings AG.................................             51         506,265
Sairgroup (a).....................................             57          78,018
Schw Ruckversicher................................            128         239,321
SchweizBankgesellschaft...........................            132         190,791
Sulzer AG.........................................             98          62,105
Swiss Life........................................            123          96,552
Zurich Versicherung...............................            354         168,618
                                                                    -------------
                                                                        2,825,311

UNITED KINGDOM -- 22.08%
---------------------------------------------------------------------------------
Abbey National....................................         15,000         270,027
Barclays PLC......................................          8,000         212,972
Bass..............................................         10,200         158,662
BAT Industries....................................         71,300         650,196
BG................................................         71,911         323,632
Billiton PLC......................................         58,000         148,613
Booker PLC........................................         33,600         176,602
British Energy....................................         35,000         243,172
British Petroleum.................................         41,577         550,003
British Sky Broadcasting..........................         20,000         149,796
British Steel.....................................         55,000         118,342
British Telecom...................................         66,000         520,051
BTR PLC...........................................         29,000          87,644
Cable & Wireless..................................         16,000         140,598
Cadbury Schweppes.................................         27,000         272,507
Centrica..........................................         61,500          90,407
Charter...........................................         14,259         175,419
Coats Viyella PLC.................................         62,800          93,866
Diageo PLC........................................         32,300         295,504
FKI...............................................         68,750         215,681
General Electric Company..........................         64,600         418,586
Glaxo Wellcome....................................         37,200         886,869
Great Universal Stores............................         24,000         302,351
Greenalls Group...................................         20,000         143,883
Hanson PLC........................................         29,437         131,331
Hillsdown Holdings................................         75,000         182,317
House of Fraser PLC...............................         79,500         262,463
HSBC Holdings.....................................         16,000         415,224

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     47

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Inchcape..........................................         41,000   $     109,768
Legal & General Group.............................         36,500         318,941
Lloyds TSB Group PLC..............................         55,232         718,545
Marks & Spencer...................................         43,000         425,241
Mirror Group......................................         78,800         252,387
National Westminster Bank.........................         16,000         265,954
Northern Foods....................................         46,000         199,465
Peninsular and Oriental Steam Nav.................         26,500         301,419
Reckitt & Colman..................................          8,650         135,683
Reuters Holdings..................................         18,000         196,607
Rio Tinto Corporation.............................         17,100         210,791
RJB Mining........................................         42,000          87,611
Royal Sun Alliance Ins............................         20,538         206,787
Scottish Hydro....................................         19,500         160,784
Sears.............................................         91,200          79,392
Sedgwick Group....................................         60,400         140,874
Smithkline Beecham................................         38,400         395,777
Tate & Lyle PLC...................................         19,000         156,350
TESCO.............................................         29,800         245,731
Thames Water......................................         20,300         302,252
Unilever..........................................         17,600         151,391
Vodafone Group....................................         40,400         291,971
Williams Holdings.................................         46,000         255,376
                                                                    -------------
                                                                       13,245,815
TOTAL COMMON STOCKS
(IDENTIFIED COST $53,421,077)....................................      56,172,423
---------------------------------------------------------------------------------
PREFERRED STOCK -- 0.65%
---------------------------------------------------------------------------------

AUSTRALIA -- 0.13%
---------------------------------------------------------------------------------
News Corporation..................................         15,116          74,815

GERMANY -- 0.27%
---------------------------------------------------------------------------------
Henkel Kgaa.......................................          2,600         164,040

ITALY -- 0.25%
---------------------------------------------------------------------------------
Fiat SPA..........................................         98,100         149,729
                                                                    -------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $369,264).......................................   $     388,584
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.98%
---------------------------------------------------------------------------------
Arco Coal Australia
5.90% due 01/23/98
Collateral:.......................................  $   1,000,000   $     996,394
General Electric Capital Corporation Discount
5.78%, due 01/14/98...............................        800,000         798,330
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,794,724).....................................       1,794,724
---------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 2.88%
---------------------------------------------------------------------------------
State Street Bank & Trust
Repurchase Agreement, 4.00% due 01/02/98
Collateral: U.S. Treasury Note,
$1,750,000 5.625% due 10/31/99 Value $1,763,032...      1,725,000       1,725,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,725,000).....................................       1,725,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $57,310,065)....................................   $  60,080,731
OTHER ASSETS LESS LIABILITIES -- (0.14)%.........................         (84,538)
                                                                    -------------
NET ASSETS -- 100%...............................................   $  59,996,193
---------------------------------------------------------------------------------

(a) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts

See notes to financial statements.

48                    THE ENTERPRISE GROUP OF FUNDS, INC.

THE ENTERPRISE GOVERNMENT SECURITIES PORTFOLIO

TCW FUNDS MANAGEMENT, INC.
Los Angeles, California

INVESTMENT MANAGEMENT

TCW Funds Management is a wholly owned subsidiary of TCW Management Company. TCW manages more than $50 billion for institutional clients, and its normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Government Securities Portfolio is to seek current income and safety of principal, primarily from securities that are obligations of the U.S. Government, its agencies or its instrumentalities.

INVESTMENT PHILOSOPHY

TCW's investment process is grounded in long-term value considerations. It does not attempt to forecast short-term trends in interest rates and therefore, does not frequently alter average portfolio maturities. The process focuses on controlling the variables that are known and can be managed, such as the term structure of interest rates, mortgage prepayment rates and security structure. The portfolio remains substantially invested in mortgage-backed products under the great majority of market conditions.

1997 PERFORMANCE REVIEW

The year was a strong one for fixed income investments, thanks to declining inflationary pressures, a complacent Federal Reserve and strong investor demand for all types of bonds. After beginning the year at 6.64 percent, the yield on the 30-year benchmark U.S. Treasury bond rose to 7.10 percent by early April due to market fears that the Fed would initiate another series of rate increases. A steady stream of positive inflation reports, however, gave the Federal Reserve no reason to raise interest rates and investors gained confidence and began buying bonds. The bond market recovered fully from its weak first quarter and gained some ground. During the second half of the year bond fund returns were further bolstered by a "flight to quality" as investors moved money out of Asia and into the traditional safe haven of the U.S. investment grade sector. By December 31, the yield on the benchmark 30-year U.S. Treasury bond had fallen to
5.92 percent, its lowest level in more than four years.

During the first half of the year, stable prepayment rates and strong investor demand brought mortgage spreads into their highest levels seen in a decade, yet the sector retained much of its yield advantage over other fixed income securities. In the second half of the year, the mortgage sector fared less well. Declining interest rates intensified investors' fears about accelerating prepayment rates and spreads widened.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     49

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-A                        ONE YEAR             FIVE YEAR           TEN YEAR
Average Annual With Load                                    3.25%              5.65%               7.43%
Average Annual Without Load                                 8.39%              6.67%               7.93%
Lehman Brothers Int. Gov't Bond*                            7.72%              6.39%               8.13%
Lipper General US Gov't Bond Index**                        8.81%              6.02%               7.75%
                                            Enterprise Government    Lehman Brothers   Lipper General US
                                           Securities Portfolio-A    Int. Gov't Bond    Gov't Bond Index
12/31/87                                               $ 9,522.29        $ 10,000.00         $ 10,000.00
1988                                                   $ 9,950.79        $ 10,640.00         $ 10,666.00
1989                                                  $ 10,945.87        $ 11,989.15         $ 11,989.65
1990                                                  $ 11,974.78        $ 13,135.31         $ 12,951.22
1991                                                  $ 13,483.61        $ 14,988.71         $ 14,845.98
1992                                                  $ 14,818.48        $ 16,027.43         $ 15,751.59
1993                                                  $ 16,196.60        $ 17,336.87         $ 17,062.12
1994                                                  $ 14,932.62        $ 17,033.47         $ 16,253.38
1995                                                  $ 17,769.82        $ 19,487.99         $ 19,006.70
1996                                                  $ 18,887.54        $ 20,279.21         $ 19,388.43
1997                                                  $ 20,472.20        $ 21,844.76         $ 21,096.55

During 1997, an investment in the above hypothetical shareholder account increased $1,584 compared to $2,037 and $1,566 in the Lehman Brothers Intermediate Government Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-B                                 ONE YEAR                                INCEPTION*
Annualized Return With CDSC                                                    3.81%                                  7.66%
Annualized Return Without CDSC                                                 7.81%                                  8.97%
Lehman Brothers Int. Gov't Bond Index*                                         7.72%                                  7.63%
Lipper General US Gov't Fund Index**                                           8.81%                                  7.95%
*From 5/1/95-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-B  Lehman Brothers Int. Gov't Bond Index
5/1/95                                                                    $10,000.00                             $10,000.00
1995                                                                      $11,047.00                             $10,858.63
1996                                                                      $11,666.74                             $11,299.49
1997                                                                      $12,177.91                             $12,171.81

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 5/1/95-12/31/97

                                           Lipper General US Gov't Fund Index
5/1/95                                                             $10,000.00
1995                                                               $11,052.45
1996                                                               $11,274.43
1997                                                               $12,267.70

During 1997, an investment in the above hypothetical shareholder account increased $511 compared to $1,109 and $873 in the Lehman Brothers Intermediate Government Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index, respectively.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-C                                INCEPTION*
Cumulative Return With CDSC                                                    6.49%
Cumulative Return Without CDSC                                                 7.49%
Lehman Brothers Int. Gov't Bond Index*                                         6.74%
Lipper General US Gov't Fund Index**                                           8.14%
*From 5/1/97-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-C  Lehman Brothers Int. Gov't Bond Index
5/1/97                                                                    $10,000.00                             $10,000.00
1997                                                                      $10,648.90                             $10,674.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
    ENTERPRISE GOVERNMENT SECURITIES
               PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 5/1/97-12/31/97

                                           Lipper General US Gov't Fund Index
5/1/97                                                             $10,000.00
1997                                                               $10,814.15

50                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997
                                                          INCEPTION*
Enterprise Government Securities
Portfolio-Y                                                                    3.23%
Lehman Brothers Int. Gov't Bond Index*                                         2.93%
Lipper General US Gov't Fund Index**                                           3.23%
*From 7/31/97-12/31/97
                                                    Enterprise Government Securities
                                                                         Portfolio-Y  Lehman Brothers Int. Gov't Bond Index
7/31/97                                                                   $10,000.00                             $10,000.00
1997                                                                      $10,322.58                             $10,293.00

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1997

Enterprise Government Securities
Portfolio-Y
Lehman Brothers Int. Gov't Bond Index*
Lipper General US Gov't Fund Index**
*From 7/31/97-12/31/97

                                           Lipper General US Gov't Fund Index
7/31/97                                                            $10,000.00
1997                                                               $10,323.03

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The Lehman Brothers Intermediate Government Corporate Bond Index is an unmanaged broad based index that excludes transaction and holding charges. The Lehman Brothers Intermediate Government Bond Index replaces the Lehman Brothers Intermediate Government Corporate Bond Index as the broad-based comparison to the Government Securities Portfolio as it more appropriately reflects the securities market in which the Portfolio invests.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The weakness in Asia may be likely to have a positive effect on the U.S. bond market. If it takes a sizable bite out of U.S. exports and economic growth slows, inflationary pressures are less likely to emerge and reduce bond returns. The problems in Asia have also discouraged the Fed from raising interest rates, which has been another positive for the U.S. market. High-grade U.S. bonds have emerged from the turmoil of global equity markets as attractive investments.

TCW maintains a positive outlook on the mortgage sector for a number of reasons. First and foremost is its emphasis on call protection and mitigating the potentially negative affects of rapid prepayments on returns. This emphasis has helped in previous periods of declining interest rates and TCW expects this focus to continue to help its efforts. Furthermore, TCW anticipates an increase in volatility that should create trading opportunities with the potential to enhance performance. Finally, the strong technical factors that persisted for much of last year remain in place today. There continues to be a constant demand for mortgage product because of its attractive yield and the strong presence maintained by the agencies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     51

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
U.S. GOVERNMENT & AGENCY                            OR PRINCIPAL
OBLIGATIONS -- 88.78%                                  AMOUNT         VALUE
------------------------------------------------------------------------------

FEDERAL HOME LOAN BANKS -- .23%
------------------------------------------------------------------------------
Federal Home Loan Banks 5.20%, due 10/20/00.......    $  200,000   $   200,054
FEDERAL HOME LOAN PARTICIPATION CERTIFICATES -- 12.15%
------------------------------------------------------------------------------
FHLPC 7.00%, due 09/01/17.........................     1,976,169     1,994,053
FHLPC 7.00%, due 10/01/17.........................     2,640,940     2,664,867
FHLPC 9.00%, due 10/01/22.........................     1,625,925     1,725,838
FHLPC 10.00%, due 10/01/18........................     1,217,279     1,307,528
FHLPC 10.00%, due 07/01/20........................     1,994,756     2,145,180
FHLPC 10.00%, due 10/01/20........................       908,393       980,638
                                                                   -----------
                                                                    10,818,104
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.55%
------------------------------------------------------------------------------
GNMA 6.625%, due 11/15/28.........................     4,838,747     4,792,876
GNMA 7.00%, due 10/15/33..........................    14,896,056    14,942,532
GNMA 7.50%, due 04/15/23..........................       739,613       757,393
GNMA 7.50%, due 05/15/23..........................       682,561       698,874
GNMA 7.50%, due 05/15/23..........................       635,097       650,225
GNMA 9.00%, due 08/15/16..........................         7,441         7,917
                                                                   -----------
                                                                    21,849,817

FEDERAL HOUSING ADMINISTRATION -- 35.48%
------------------------------------------------------------------------------
FHA 6.75%, due 11/01/28...........................     2,227,808     2,172,113
FHA 7.00%, due 10/01/28...........................     2,326,984     2,303,714
FHA 7.18%, due 02/20/29...........................     3,417,450     3,396,091
FHA 7.625%, due 06/01/28..........................     3,716,441     3,767,542
FHA 7.75%, due 05/01/18...........................     6,349,982     6,524,607
FHA 7.75%, due 04/01/28...........................     3,882,094     3,988,852
FHA 7.80%, due 09/01/23...........................     2,774,323     2,850,617
FHA 8.65%, due 06/01/27...........................     3,667,077     3,850,431
FHA 8.70%, due 12/01/27...........................     2,580,409     2,715,881
                                                                   -----------
                                                                    31,569,848

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.73%
------------------------------------------------------------------------------
FNMA Medium Term Note 6.25%, due 01/14/04.........       250,000       248,318
FNMA Medium Term Note 6.28%, due 02/03/04.........       190,000       188,803
FNMA Principal Strip 7.70%, due 08/10/04..........       125,000       113,398
FNMA 5.50%, due 01/01/09..........................     2,058,235     1,998,546
FNMA 5.50%, due 02/01/09..........................     3,542,342     3,440,075
FNMA 6.50%, due 02/01/09..........................       163,632       163,780
FNMA 7.00%, due 03/01/14..........................     1,824,749     1,837,504
FNMA 8.00%, due 11/01/16..........................     2,814,055     2,926,617

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
FNMA 9.50%, due 08/01/20..........................    $1,035,118   $ 1,104,306
FNMA 9.50%, due 10/01/20..........................     1,161,667     1,238,581
FNMA 10.00%, due 07/01/20.........................       235,710       254,604
FNMA 10.00%, due 07/01/20.........................       447,704       483,471
                                                                   -----------
                                                                    13,998,003

U.S. TREASURY NOTES -- 0.64%
------------------------------------------------------------------------------
U.S. Treasury Note 8.875%, due 05/15/00...........       380,000       407,124
U.S. Treasury Note Strip Zero Coupon, due
02/15/98..........................................        65,000        64,561
U.S. Treasury Note Strip Zero Coupon, due
02/15/98..........................................       100,000        99,330
                                                                   -----------
                                                                       571,015
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $78,919,002)...................................    79,006,841
------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (V) -- 4.25%
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 6.545%, due
08/15/23..........................................     1,291,553       999,339
Federal Home Loan Mortgage Corporation 8.80%, due
12/15/23..........................................     2,222,727     2,089,364
Federal National Mortgage Association 15.50%, due
03/25/23..........................................       100,127       106,134
Federal National Mortgage Association Remic 6.50%,
due 06/25/23......................................       500,000       489,800
Federal National Mortgage Association Remic 7.00%,
due 07/25/05......................................       102,551       102,619
                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (V)
(IDENTIFIED COST $4,003,787)....................................     3,787,256
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.94%
------------------------------------------------------------------------------
International Lease Finance Corporation 6.05%, due
01/09/98..........................................    $4,400,000     4,394,084
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $4,394,084)....................................     4,394,084
------------------------------------------------------------------------------

52                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.61%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/98...............................
Collateral: U.S. Treasury Note, $1,455,000 5.625%
due 11/30/99 Value $1,458,638.....................    $1,430,000   $ 1,430,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,430,000)....................................     1,430,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $88,746,873)...................................   $88,618,181
OTHER ASSETS LESS LIABILITIES -- 0.42%..........................       371,793
                                                                   -----------
NET ASSETS -- 100%..............................................   $88,989,974
------------------------------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 1997. The maturity date shown is the next interest reset date.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     53

THE ENTERPRISE HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
San Diego, California

INVESTMENT MANAGEMENT

Caywood-Scholl has been investment adviser to the Enterprise High-Yield Bond Portfolio since its inception in 1987. Caywood-Scholl manages more than $719 million for institutional clients, and its normal investment minimum is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc., or BB or lower by Standard & Poor's.

INVESTMENT PHILOSOPHY

Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit-research driven. The discipline of credit research facilitates the informed use of a variety of lower-rated securities in aggressive fixed income investing.

1997 PERFORMANCE REVIEW

The 1997 high-yield new issuance was a record $125.1 billion. For comparison, 1996 issuance was $73.4 billion. The estimated size of the high-yield market is now $454 billion. Because spreads did not widen, 1997 was also a record year in terms of new money committed to the high-yield market. Mutual fund inflows reached a new high at $17.3 billion, coupon interest was estimated at $32 billion, and structured products contributed an estimated $5 billion to $8 billion. Accordingly, it appears that significant new funds were invested by financial institutions, pension funds and foreign buyers. As a result, for the majority of the year demand exceeded supply, causing spreads to tighten in virtually all sectors.

Given the strong economic conditions that prevailed through 1997 and the substantial amounts of liquidity in the U.S. financial system, it is not surprising that defaults among high-yield issuers remained below their historic averages.

However, 1997 also saw the decoupling of the U.S. Treasury and stock markets, creating greater uncertainty in the high-yield market place. The decoupling is the result of the economic crisis in Asia, with both markets forecasting slower economic conditions. The magnitude of the impact and its duration are of great importance to the high-yield market.

54                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-A                             ONE YEAR                    FIVE YEAR          TEN YEAR
Average Annual With Load                                             7.84%             10.66%              9.75%
Average Annual Without Load                                         13.18%             11.74%             10.28%
Lehman BB Index*                                                    12.64%             11.52%             11.49%
Lipper High-Yield Bond Fund Index**                                 12.91%             11.50%             10.88%
                                                                                               Lipper High-Yield
                                                Enterprise High-Yield Bond
                                                               Portfolio-A    Lehman BB Index    Bond Fund Index
12/31/87                                                         $9,523.81         $10,000.00         $10,000.00
1988                                                            $10,676.19         $11,377.00         $11,357.00
1989                                                            $10,601.46         $12,265.54         $11,042.41
1990                                                             $9,382.29         $12,274.13          $9,814.49
1991                                                            $12,478.45         $15,346.34         $13,761.88
1992                                                            $14,562.35         $17,198.65         $16,288.57
1993                                                            $17,125.32         $19,928.07         $19,520.22
1994                                                            $17,133.20         $19,850.35         $18,801.87
1995                                                            $19,874.51         $24,185.67         $22,069.64
1996                                                            $22,414.47         $26,343.03         $24,863.88
1997                                                            $25,368.70         $29,672.79         $28,073.80

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-B                             ONE YEAR                   INCEPTION*
Annualized Return With CDSC                                          8.59%             11.12%
Annualized Return Without CDSC                                      12.59%             12.36%
Lehman BB Index*                                                    12.64%             11.77%
Lipper High-Yield Bond Fund Index**                                 12.91%             13.08%
*From 5/1/95-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-B    Lehman BB Index  Lipper High-Yield Bond Fund Index
5/1/95                                                          $10,000.00         $10,000.00                         $10,000.00
1995                                                            $10,812.00         $10,971.00                         $10,917.37
1996                                                            $12,126.74         $11,949.61                         $12,299.62
1997                                                            $13,253.37         $13,460.04                         $13,887.50

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE HIGH-YIELD BOND
            PORTFOLIO-C                            INCEPTION*
Cumulative Return With CDSC                                          9.87%
Cumulative Return Without CDSC                                      10.87%
Lehman BB Index*                                                    10.16%
Lipper High-Yield Bond Fund Index**                                 11.52%
*From 5/1/97-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-C    Lehman BB Index  Lipper High-Yield Bond Fund Index
5/1/97                                                          $10,000.00         $10,000.00                         $10,000.00
1997                                                            $10,987.40         $11,016.00                         $11,151.68

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     55

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
                                                   INCEPTION*
Enterprise High-Yield Bond
Portfolio-Y                                                          4.38%
Lehman BB Index*                                                     3.10%
Lipper High-Yield Bond Fund Index**                                  4.11%
*From 7/31/97-12/31/97
                                                Enterprise High-Yield Bond
                                                               Portfolio-Y    Lehman BB Index  Lipper High-Yield Bond Fund Index
7/31/97                                                         $10,000.00         $10,000.00                         $10,000.00
1997                                                            $10,438.40         $10,310.00                         $10,411.07

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

 * The Lehman BB Index is an unmanaged index which excludes transaction and holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

FUTURE INVESTMENT STRATEGY

The consensus is the Federal Reserve is on hold or may possibly consider an ease in interest rates. Therefore the interest rate picture is at worst benign or possibly constructive for the fixed income market. Key determinants for the market in 1998 may be the extent the domestic economy slows in reaction to the developments in Asia and the continuation of strong corporate cash flow. A significant slowdown in economic activity may likely result in a decline in equity prices. How sharp the decline is and its impact on the stock market will be important. A relatively stable stock market, combined with 2.0 percent Gross Domestic Product growth may lead to a stable high-yield market. As long as default rates remain below or near their historic average the technical picture should remain sound.

To date the impact of the Asia crisis upon the high-yield market has been minimal. The technical balance of the market is favorable and may be expected to remain so for the short term, so long as the stock market does not drop substantially from its present levels. If the U.S. stock market begins to discount significantly slower economic conditions, this may likely result in wider spreads in the high-yield market. As always, Caywood-Scholl will emphasize selectivity in the investment process, looking for those securities that offer the most attractive risk-adjusted returns.

Like all investments in high-yield bond funds, an investment in the Enterprise High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other income portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher-rated, investment grade securities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

56                    THE ENTERPRISE GROUP OF FUNDS, INC.

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON &  OR PRINCIPAL
PREFERRED STOCKS -- 82.16%                             AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 0.76%
------------------------------------------------------------------------------
Universal Outdoor Inc. 9.75%,
due 10/15/06......................................    $  600,000   $   674,125
APPAREL & TEXTILES -- 0.45%
------------------------------------------------------------------------------
Brazos Sportswear Inc. 10.50%,
due 07/01/07......................................       400,000       399,000

AUTOMOTIVE -- 0.83%
------------------------------------------------------------------------------
United Auto Group Inc. 11.00%,
due 07/15/07......................................       750,000       733,125

BANKING -- 2.46%
------------------------------------------------------------------------------
Bay View Capital Corporation Delaware 9.125%, due
08/15/07..........................................       650,000       667,875
DVI Inc. 9.875%, due 02/01/04.....................       550,000       572,000
Imperial Credit Industries Inc.
9.875%, due 01/15/07..............................       700,000       687,750
Southern Pacific Funding Corporation 11.50%, due
11/01/04..........................................       250,000       248,750
                                                                   -----------
                                                                     2,176,375
BROADCASTING -- 7.02%
------------------------------------------------------------------------------
Chancellor Radio Broadcasting
8.125%, due 12/15/07..............................     1,000,000       980,000
Echostar Communications Corporation Zero Coupon,
due 06/01/04......................................     1,000,000       913,750
Fox Kids Worldwide Inc. Zero Coupon, due
11/01/07..........................................       750,000       445,312
Fox Kids Worldwide Inc. 9.25%, due 11/01/07.......       600,000       580,500
Fox/Liberty Networks Llc/Fln 8.875%, due
08/15/07..........................................       900,000       897,750
Fox/Liberty Networks Llc/Fln
Zero Coupon, due 08/15/07.........................       250,000       160,313
Rogers Communications Inc.
8.875%, due 07/15/07..............................       500,000       500,000
Rogers Communications Inc.
9.125%, due 01/15/06..............................       150,000       152,250
Sinclair Broadcast Group Inc.
8.75%, due 12/15/07...............................       750,000       755,625
TCI Satellite Entertainment Inc.
Zero Coupon, due 02/15/07.........................     1,250,000       835,937
                                                                   -----------
                                                                     6,221,437

BUILDING & CONSTRUCTION -- 1.20%
------------------------------------------------------------------------------
Building Materials Corporation America 8.00%, due
10/15/07..........................................       450,000       451,125

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Nortek Inc. 9.125%,
due 09/01/07......................................    $  600,000   $   613,500
                                                                   -----------
                                                                     1,064,625

CABLE -- 4.13%
------------------------------------------------------------------------------
Adelphia Communications Corporation 9.25%, due
10/01/02..........................................       250,000       255,000
Adelphia Communications Corporation 10.50%, due
07/15/04..........................................       650,000       700,375
Cablevision Systems Corporation
7.875%, due 12/15/07..............................       500,000       510,495
Century Communications Corporation 9.50%, due
03/01/05..........................................       200,000       210,500
Century Communication
Corporation 9.75%, due 02/15/02...................       350,000       369,250
TCI Communications Inc. 6.875%, due 02/15/06......     1,600,000     1,609,168
                                                                   -----------
                                                                     3,654,788

CHEMICALS -- 2.31%
------------------------------------------------------------------------------
General Chemical Corporation
9.25%, due 08/15/03...............................       550,000       570,625
Huntsman Polymers Corporation
11.75%, due 12/01/04..............................       250,000       280,313
PCI Chemical Canada Inc. 9.25%, due 10/15/07......       500,000       499,375
Pioneer Americas Acquisition Corporation 9.25%,
due 06/15/07......................................       700,000       700,000
                                                                   -----------
                                                                     2,050,313

COMMUNICATIONS -- 4.73%
------------------------------------------------------------------------------
Globalstar L P 10.75%, due 11/01/04...............       500,000       488,750
Globalstar L P 11.375%,
due 02/15/04......................................       700,000       705,250
Globalstar L P/Globalstar Capital
11.25%, due 06/15/04..............................    $  100,000       100,750
Globalstar Telecommunications (Wts) (a) Wts
Expires 2/15/04...................................           700        79,800
Iridium Capital Corporation
13.00%, due 07/15/05..............................    $  900,000       946,125
Iridium Capital Corporation
14.00%, due 07/15/05..............................    $  800,000       876,000
Iridium World Communications (Wts) (a)............           550        77,000

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     57

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Orion Network Systems Inc.
Zero Coupon, due 01/15/07.........................    $  850,000   $   660,875
Orion Network Systems Inc.
Zero Coupon, due 01/15/07.........................       350,000       259,437
                                                                   -----------
                                                                     4,193,987
CONSUMER PRODUCTS -- 3.00%
------------------------------------------------------------------------------
CLN Holdings Inc. Zero
Coupon, due 05/15/01..............................       550,000       365,750
E & S Holdings Corporation
10.375%, due 10/01/06.............................       400,000       370,000
French Fragrances Inc.
10.375%, due 05/15/07.............................       450,000       473,625
Mediq Inc. 7.50%, due 07/15/03....................       940,000       962,325
Sealy Mattress Company
Zero Coupon, due 12/15/07.........................       800,000       485,000
                                                                   -----------
                                                                     2,656,700
CONTAINERS/PACKAGING -- 5.73%
------------------------------------------------------------------------------
Buckeye Cellulose Corporation
8.50%, due 12/15/05...............................       200,000       205,500
Huntsman Packaging Corporation
9.125%, due 10/01/07..............................       200,000       206,000
Owens Illinois Inc. 8.10%,
due 05/15/07......................................     1,850,000     1,980,536
Plastic Containers Inc. 10.00%,
due 12/15/06......................................       300,000       315,750
Printpack Inc. 9.875%,
due 08/15/04......................................       500,000       531,250
Printpack Inc.
10.625%, due 08/15/06.............................       400,000       425,000
Stone Container Corporation
10.75%, due 10/01/02..............................       550,000       567,875
United States Can Corporation
10.125%, due 10/15/06.............................       800,000       844,000
                                                                   -----------
                                                                     5,075,911

CRUDE & PETROLEUM -- 0.28%
------------------------------------------------------------------------------
Clark Refining & Marketing Inc.
8.875%, due 11/15/07..............................       250,000       251,875

ENERGY -- 1.93%
------------------------------------------------------------------------------
Canadian First Oil Ltd.
8.75%, due 09/15/07...............................       300,000       303,375
Chesapeake Energy Corporation
9.125%, due 04/15/06..............................       200,000       206,000
Clark USA Inc. 10.875%,
due 12/01/05......................................     1,100,000     1,197,625
                                                                   -----------
                                                                     1,707,000
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

ENTERTAINMENT & LEISURE -- 2.01%
------------------------------------------------------------------------------
AMF Group Inc. 10.875%,
due 03/15/06......................................    $1,000,000   $ 1,096,250
Cobblestone Golf Group Inc.
11.50%, due 06/01/03..............................       400,000       435,000
Livent Inc. 9.375%, due 10/15/04..................       250,000       250,000
                                                                   -----------
                                                                     1,781,250

FINANCE -- 0.93%
------------------------------------------------------------------------------
Western Financial Savings
Bank Orange California
8.875%, due 08/01/07..............................       500,000       482,500
Western Financial Savings Bank Orange California
8.50%,
due 07/01/03......................................       350,000       341,688
                                                                   -----------
                                                                       824,188

FOOD & BEVERAGES & TOBACCO -- 6.05%
------------------------------------------------------------------------------
Jitney Jungle Stores America Inc.
10.375%, due 09/15/07.............................       850,000       879,750
NBTY Inc. 8.625%, due 09/15/07....................     1,000,000     1,000,000
North Atlantic Trading Inc.
11.00%, due 06/15/04..............................       500,000       523,750
Ralphs Grocery Company
10.45%, due 06/15/04..............................       300,000       337,500
Ralphs Grocery Company
11.00%, due 06/15/05..............................       750,000       855,000
Randalls Food Markets Inc.
9.375%, due 07/01/07..............................     1,000,000     1,030,000
Shoppers Food Warehouse Corporation 9.75%, due
06/15/04..........................................       300,000       306,750
Twin Laboratories Inc. 10.25%,
due 05/15/06......................................       400,000       430,000
                                                                   -----------
                                                                     5,362,750

GAMING -- 1.11%
------------------------------------------------------------------------------
Trump Atlantic City Associates
11.25%, due 05/01/06..............................     1,000,000       980,000

HEALTH CARE -- 4.74%
------------------------------------------------------------------------------
Amerisource Distribution Corporation Class C......           209             0

58                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Dade International Inc. 11.125%,
due 05/01/06......................................    $  450,000   $   500,625
Fresenius Med Care Capital Trust Preferred Secs...           250       262,500
Kinetic Concepts Inc. 9.625%,
due 11/01/07......................................       350,000       355,250
Mariner Health Group Inc.
9.50%, due 04/01/06...............................       650,000       676,000
Maxxim Medical Inc. 10.50%,
due 08/01/06......................................     1,000,000     1,082,500
Quest Diagnostics Inc. 10.75%,
due 12/15/06......................................       750,000       821,250
Vencor Inc. 8.625%, due 07/15/07..................       500,000       500,000
                                                                   -----------
                                                                     4,198,125
HOTELS & RESTAURANTS -- 3.17%
------------------------------------------------------------------------------
AFC Enterprises Inc. 10.25%,
due 05/15/07......................................       550,000       580,250
Apple South Inc. 9.75%,
due 06/01/06......................................       350,000       371,000
Foodmaker Corporation 9.75%,
due 11/01/03......................................       350,000       353,500
Foodmaker Inc. (Wts) (a)..........................           250         4,750
Hammon John Q. Hotels
8.875%, due 02/15/04..............................       300,000       306,375
HMH Properties Inc. 8.875%,
due 07/15/07......................................       800,000       842,000
Perkins Family Restaurants L P
10.125%, due 12/15/07.............................       350,000       354,375
                                                                   -----------
                                                                     2,812,250

MACHINERY -- 1.55%
------------------------------------------------------------------------------
Axiohm Inc. 9.75%, due 10/01/07...................       500,000       507,500
Bucyrus International Inc. 9.75%,
due 09/15/07......................................       350,000       353,500
Park Ohio Industries Inc.
9.25%, due 12/01/07...............................       500,000       511,875
                                                                   -----------
                                                                     1,372,875

MEDICAL INSTRUMENTS -- 0.29%
------------------------------------------------------------------------------
Physician Sales & Service Inc.
8.50%, due 10/01/07...............................       250,000       256,875

METALS & MINING -- 3.01%
------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corporation 10.875%,
due 10/15/06......................................       500,000       543,750
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Oregon Steel Mills Inc. 11.00%,
due 06/15/03......................................    $  650,000   $   702,000
WCI Steel Inc. 10.00%, due 12/01/04...............     1,000,000     1,025,000
Wheeling Pittsburgh Corporation
9.25%, due 11/15/07...............................       400,000       392,000
                                                                   -----------
                                                                     2,662,750

OIL SERVICES -- 0.36%
------------------------------------------------------------------------------
Pride Petroleum Services Inc.
9.375%, due 05/01/07..............................       300,000       322,500

PAPER & FOREST PRODUCTS -- 0.66%
------------------------------------------------------------------------------
Maxxam Group Inc. 11.25%,
due 08/01/03......................................       550,000       583,000

PHARMACEUTICALS -- 0.91%
------------------------------------------------------------------------------
Pharmaceutical Fine Chemicals
9.75%, due 11/15/07...............................       800,000       810,000

PRINTING & PUBLISHING -- 1.60%
------------------------------------------------------------------------------
American Lawyer Media Inc.
9.75%, due 12/15/07...............................       250,000       253,750
Time Warner Inc. 7.75%,
due 06/15/05......................................       750,000       795,000
Von Hoffmann Press Inc.
10.375%, due 05/15/07.............................       350,000       373,188
                                                                   -----------
                                                                     1,421,938

REAL ESTATE -- 0.57%
------------------------------------------------------------------------------
Crown Castle International Corporation Zero
Coupon, due 11/15/07..............................       800,000       504,000

RETAIL -- 1.78%
------------------------------------------------------------------------------
Ann Taylor Inc. 8.75%, due 06/15/00...............       579,000       578,276
Cole National Group Inc.
8.625%, due 08/15/07..............................       900,000       895,500
Michaels Stores Inc. 6.75%,
due 01/15/03......................................       100,000       102,000
                                                                   -----------
                                                                     1,575,776

TELECOMMUNICATIONS -- 14.84%
------------------------------------------------------------------------------
American Communications Services Inc. (Wts) (a)...           800        75,200
American Communications Services Inc. Zero Coupon,
due 11/01/05......................................     1,100,000       880,000
Call-Net Enterprises
Zero Coupon, due 08/15/07.........................       300,000       205,125

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     59

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
CCPR Services Inc. 10.00%,
due 02/01/07......................................    $1,000,000   $   997,500
Comcast Cellular Holdings Inc.
9.50%, due 05/01/07...............................     1,300,000     1,358,500
ICG Holdings Inc. Zero Coupon, due 05/01/06.......     1,350,000     1,012,500
Intermedia Communications Inc.
Deposit Share 1/100 Junior Preferred Cnv E 144A...         7,500       197,813
Intermedia Communications Inc.
8.50%, due 01/15/08...............................       600,000       600,000
Intermedia Communications Inc.
8.875%, due 11/01/07..............................       200,000       206,000
McLeod USA Inc. Zero Coupon, due 03/01/07.........       800,000       581,000
Metronet Communications Corp Zero Coupon, due
11/01/07..........................................       500,000       305,625
Metronet Communications Corporation 12.00%, due
08/15/07..........................................       150,000       173,250
Nextel Communications Inc.
Zero Coupon, due 09/15/07.........................     1,550,000       980,375
Nextel Communications Inc.
Zero Coupon, due 10/31/07.........................       500,000       304,375
Nextlink Communications Inc.
9.625%, due 10/01/07..............................       250,000       256,875
Pagemart (Wts) (a)................................         3,450        24,150
Pagemart Nationwide Inc...........................         1,750        17,500
RCN Corporation Zero Coupon, due 10/15/07.........       850,000       534,437
RCN Corporation 10.00%,
due 10/15/07......................................       250,000       257,500
Rogers Cantel Inc. 8.80%, due 10/01/07............     1,050,000     1,047,375
Sprint Spectrum L P Zero Coupon, due 08/15/06.....     1,250,000       978,125
Sprint Spectrum L P 11.00%,
due 08/15/06......................................       650,000       729,625
Teleport Communications Group
Zero Coupon, due 07/01/07.........................     1,200,000       984,000
Winstar Equipment Corporation
12.50%, due 03/15/04..............................       400,000       445,000
                                                                   -----------
                                                                    13,151,850

TEXTILES -- 1.63%
------------------------------------------------------------------------------
Polymer Group Inc. 9.00%,
due 07/01/07......................................       550,000       548,625
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

Carter William Company Acquired 10.375%, due
12/01/06..........................................    $  850,000   $   896,750
                                                                   -----------
                                                                     1,445,375

TRANSPORTATION -- 0.32%
------------------------------------------------------------------------------
Atlas Air Inc. 12.25%,
due 12/01/02......................................       250,000       279,688

UTILITIES -- 1.42%
------------------------------------------------------------------------------
Calenergy Inc. 7.63%,
due 10/15/07......................................       250,000       251,227
Ferrellgas Partners L P 9.375%,
due 06/15/06......................................       550,000       581,625
Midland Cogeneration Venture L P
10.33%, due 07/23/02..............................       188,369       202,496
Midland Funding Corporation
10.33%, due 07/23/02..............................       202,832       218,045
                                                                   -----------
                                                                     1,253,393

WASTE MANAGEMENT -- 0.37%
------------------------------------------------------------------------------
Allied Waste N A Inc. 10.25%,
due 12/01/06......................................       300,000       328,125
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON STOCKS
(IDENTIFIED COST $70,425,062)...................................    72,785,969
------------------------------------------------------------------------------
FOREIGN BONDS -- 10.29%
------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.29%
------------------------------------------------------------------------------
Reliance Industries Ltd. 8.25%,
due 01/15/27......................................       250,000       260,505

BASIC INDUSTRIES -- 1.22%
------------------------------------------------------------------------------
Cemex S A 12.75%, due 07/15/06....................       900,000     1,080,000

BROADCASTING -- 1.40%
------------------------------------------------------------------------------
Grupo Televisa S A De C V 11.375%, due 05/15/03...       700,000       764,750
Grupo Televisa S A De C V
11.875%, due 05/15/06.............................       150,000       170,062
TV Azteca S A De C V 10.125%,
due 02/15/04......................................       300,000       309,750
                                                                   -----------
                                                                     1,244,562

CABLE -- 0.70%
------------------------------------------------------------------------------
Kabelmedia Holding Zero Coupon, due 08/01/06......       850,000       623,688

CONTAINERS/PACKAGING -- 0.74%
------------------------------------------------------------------------------

60                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Viacap Sa De C V 11.375%, due 05/15/07............    $  600,000   $   652,500

ENERGY -- 0.73%
------------------------------------------------------------------------------
Petroleos Mexicanos 8.85%, due 09/15/07...........       250,000       247,670
Petroleos Mexicanos 9.00%, due 06/01/07...........       400,000       399,740
                                                                   -----------
                                                                       647,410

GOVERNMENT BOND -- 3.05%
------------------------------------------------------------------------------
Argentina Global 11.00%, due 10/09/06.............       350,000       374,500
Argentina Rep 11.00%, due 10/09/06................       550,000       591,250
Mexico United Mexico States 9.875%, due
01/15/07..........................................       950,000       990,750
Russian Federation 10.00%, due 06/26/07...........       300,000       274,500
St. Petersburg Russia 9.50%, due 06/18/02.........       300,000       267,750
Turkiye Cumhuriyeti 10.00%, due 09/19/07..........       200,000       203,740
                                                                   -----------
                                                                     2,702,490

PAPER & FOREST PRODUCTS -- 0.86%
------------------------------------------------------------------------------
Indah Kiat Finance Mautitius Limited 10.00%, due
07/01/07..........................................       450,000       373,500
Pindo Deli Finance Mauritius Ltd. 10.75%, due
10/01/07..........................................       450,000       385,875
                                                                   -----------
                                                                       759,375

TELECOMMUNICATIONS -- 0.44%
------------------------------------------------------------------------------
Hermes Europe Railtel B V 11.50%, due 08/15/07....       350,000       387,625

TRANSPORTATION -- 0.86%
------------------------------------------------------------------------------
TFM S A Ce C V 10.25%,
due 06/15/07......................................       250,000       256,875
Transportacion Maritima Mexica 10.00%, due
11/15/06..........................................       500,000       502,500
                                                                   -----------
                                                                       759,375
TOTAL FOREIGN BONDS
(IDENTIFIED COST $8,839,163)....................................     9,117,530
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

U.S. TREASURY BONDS -- 2.38%
------------------------------------------------------------------------------
U.S.Treasury Bonds 6.375%,
due 08/15/27......................................    $2,000,000   $ 2,110,480
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $2,056,314)....................................     2,110,480
------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 1.16%
------------------------------------------------------------------------------
U.S. Treasury Note 6.125%, due 08/15/07...........     1,000,000     1,027,440
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,014,147)....................................     1,027,440
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.85%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
4.00%, due 01/02/98 Collateral: U.S. Treasury Note
$2,570,000 5.625% due 11/30/99 Value $2,576,425...     2,525,000     2,525,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,525,000)....................................     2,525,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $84,924,620)...................................   $87,566,419
OTHER ASSETS LESS LIABILITIES -- 1.16%..........................     1,025,510
                                                                   -----------
NET ASSETS 100%.................................................   $88,591,929
------------------------------------------------------------------------------

(a) Non-income Producing

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     61

THE ENTERPRISE TAX-EXEMPT INCOME PORTFOLIO

MBIA CAPITAL MANAGEMENT CORP.
Armonk, New York

INVESTMENT MANAGEMENT

Morgan Stanley Asset Management, Inc., was the investment adviser to the Enterprise Tax Exempt Income Portfolio from January 1, 1992, through December 31, 1997. MBIA Capital Management Corp. became manager of the Enterprise Tax-Exempt Income Portfolio on January 1, 1998. MBIA Capital Management Corp. manages approximately $11 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The investment objective of the Enterprise Tax-Exempt Income Portfolio is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal, primarily from investment in a diversified portfolio of long-term investment-grade municipal bonds.

INVESTMENT PHILOSOPHY

MBIA Capital Management uses a value-driven, bottom-up investment selection process. Recognition that interest rate movement is uncertain and that yield is a dominant source of return drives its decisions. The key to performance is to buy yield at the right price, in the right sector and in the right part of the yield curve.

1997 PERFORMANCE REVIEW (MORGAN STANLEY ASSET MANAGEMENT, INC.)

The municipal bond market produced solid returns for the year. Benefiting from the turmoil in the broader global marketplace, municipals, while lagging treasuries, finished the year with three straight quarters in which yields declined. While the major inflationary measures had already been remarkably well-behaved, the Asian crisis further reduced inflation expectations, causing long rates to fall. In addition, the rapid decline in the U.S. budget deficit has reduced the outlook for the future issuance of treasury securities, further supporting the treasury rally that spilled over into the municipal bond market.

The low interest rate levels in 1997 led to an increase in both new money and refunding issuance in the municipal bond market. The growing demand for public works along with lower absolute interest rates and improving state and local finances together combined to fuel the increase. Bonds issued for educational purposes led the stampede of issuance, followed by health care and transportation sectors. The demand side of the equation was led by the healthy appetite of insurance companies spurred on by attractive municipal/treasury ratios and individual investors who became enamored with bonds as they were not so subtly reminded that equity markets can decline.

62                    THE ENTERPRISE GROUP OF FUNDS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-A                               ONE YEAR                            FIVE YEAR
Average Annual With Load                                                   1.88%                          4.82%
Average Annual Without Load                                                6.96%                          5.85%
Lehman Municipal Bond Index*                                               9.20%                          7.37%
Lipper General Municipal Debt Index**                                      9.03%                          6.90%
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-A    Lehman Municipal Bond Index
12/31/87                                                               $9,527.19                     $10,000.00
1988                                                                  $10,565.65                     $11,015.00
1989                                                                  $11,482.75                     $12,202.42
1990                                                                  $12,138.42                     $13,091.97
1991                                                                  $13,489.42                     $14,682.65
1992                                                                  $14,552.39                     $15,977.66
1993                                                                  $16,118.23                     $17,939.71
1994                                                                  $15,200.46                     $17,017.61
1995                                                                  $17,457.72                     $19,988.89
1996                                                                  $18,075.73                     $20,876.39
1997                                                                  $19,333.80                     $22,797.02

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-A                             TEN YEAR
Average Annual With Load                                               6.81%
Average Annual Without Load                                            7.33%
Lehman Municipal Bond Index*                                           8.59%
Lipper General Municipal Debt Index**                                  8.29%

                                         Lipper General Municipal Debt Index
12/31/87                                                          $10,000.00
1988                                                              $11,166.00
1989                                                              $12,278.13
1990                                                              $13,014.82
1991                                                              $14,581.81
1992                                                              $15,879.59
1993                                                              $17,853.42
1994                                                              $16,775.07
1995                                                              $19,678.84
1996                                                              $20,327.65
1997                                                              $22,163.24

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-B                               ONE YEAR                           INCEPTION*
Annualized Return With CDSC                                                2.36%                          4.81%
Annualized Return Without CDSC                                             6.36%                          6.18%
Lehman Municipal Bond Index*                                               9.20%                          8.70%
Lipper General Municipal Debt Index**                                      9.03%                          8.18%
*From 5/1/95-12/31/97
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-B    Lehman Municipal Bond Index
5/1/95                                                                $10,000.00                     $10,000.00
1995                                                                  $10,718.20                     $10,957.45
1996                                                                  $11,035.46                     $11,443.96
1997                                                                  $11,337.31                     $12,496.80

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-B
Annualized Return With CDSC
Annualized Return Without CDSC
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index**
*From 5/1/95-12/31/97

                                         Lipper General Municipal Debt Index
5/1/95                                                            $10,000.00
1995                                                              $10,954.14
1996                                                              $11,315.31
1997                                                              $12,337.08

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-C                              INCEPTION*
Cumulative Return With CDSC                                                5.14%
Cumulative Return Without CDSC                                             6.14%
Lehman Municipal Bond Index*                                               8.55%
Lipper General Municipal Debt Index**                                      8.60%
*From 5/1/97-12/31/97
                                                    Enterprise Tax-Exempt Income
                                                                     Portfolio-C    Lehman Municipal Bond Index
5/1/97                                                                $10,000.00                     $10,000.00
1997                                                                  $10,513.60                     $10,855.00

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1997
     ENTERPRISE TAX-EXEMPT INCOME
              PORTFOLIO-C
Cumulative Return With CDSC
Cumulative Return Without CDSC
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index**
*From 5/1/97-12/31/97

                                         Lipper General Municipal Debt Index
5/1/97                                                            $10,000.00
1997                                                              $10,860.40

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

 * The Lehman Municipal Bond Index is an unmanaged index which excludes transaction and holding charges.
** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     63

FUTURE INVESTMENT STRATEGY (MBIA)

The Asian financial crisis continues to be the focus of domestic equity and fixed income markets and is likely to remain so until economic reform measures are instituted. The U.S. bond market has rallied as investors wary of equity and emerging market debt look to bonds as a safe haven. The flight to quality may especially benefit treasuries and municipal bonds. MBIA, therefore, expects investors to increase their exposure to both treasuries and municipal bonds at the expense of equities.

Municipal bonds are extremely attractive relative to treasuries on a historical basis. Yield ratios are approaching 90 percent, levels the market has not experienced since the flat tax scare of 1996 and which cannot be sustained, given current tax rates. Credit spreads on municipals remain tight and have been relatively unaffected by Asia. MBIA sees this as an opportunity to upgrade portfolios at little sacrifice in potential yield. MBIA continues to emphasize better-structured bonds as a way to reduce reinvestment risk and to realize the greatest return from the bond market rally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

64                    THE ENTERPRISE GROUP OF FUNDS, INC.

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
MUNICIPAL BONDS -- 96.42%                               AMOUNT           VALUE
----------------------------------------------------------------------------------

ALABAMA -- 1.01%
----------------------------------------------------------------------------------
    Alabama Housing Finance Authority Single
    Family Mortgage Revenue Home Mortgage Series
    A-1 6.55% due 10/01/14........................  $      250,000   $     270,758
ARIZONA -- 3.60%
----------------------------------------------------------------------------------
    Salt River Project, Arizona Agriculture Import
    and Power District Electric System Revenue
    5.00% due 01/01/30............................       1,000,000         964,700
CALIFORNIA -- 1.03%
----------------------------------------------------------------------------------
    California State General Obligation Bonds
    6.10% due 09/01/04............................         150,000         165,645
    Los Angeles County, California Sales Tax
    Series A Revenue 6.75% due 07/01/18
    Prerefunded 07/01/01 at 102...................         100,000         110,434
                                                                     -------------
                                                                           276,079

DELAWARE -- 0.41%
----------------------------------------------------------------------------------
    Delaware Transportation Authority Systems
    Revenue 6.50% due 07/01/11 Prerefunded
    07/01/01 at 102...............................         100,000         109,458

FLORIDA -- 8.82%
----------------------------------------------------------------------------------
    Broward County, Broward Recovery Revenue 7.95%
    due 12/01/08..................................         310,000         337,460
    Florida State Board Education Capital Outlay
    Series C 5.50% due 06/01/23...................       1,500,000       1,529,640
    Florida State Board Education Capital Outlay
    Series A 7.25% due 06/01/23...................         170,000         184,759

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
    Orlando Florida Utilities Commission Water and
    Electric Revenue Refunding Sub Series D 6.75%
    due 10/01/17..................................  $      250,000   $     307,380
                                                                     -------------
                                                                         2,359,239

GEORGIA -- 2.01%
----------------------------------------------------------------------------------
    Atlanta Downtown Development Authority
    Underground Atlanta Project 6.25% due
    10/01/12......................................         500,000         538,145

IDAHO -- 1.35%
----------------------------------------------------------------------------------
    Idaho Housing Agency Single Family Mortgage
    Revenue Series F-2 (AMT) 7.80% due 01/01/23...         340,000         360,777

LOUISIANA -- 1.23%
----------------------------------------------------------------------------------
    Louisiana State Offshore Term Authority
    Deepwater Port Revenue Series E 7.60% due
    09/01/10......................................         300,000         328,317

MARYLAND -- 3.98%
----------------------------------------------------------------------------------
    Maryland State General Obligation Bonds 5.50%
    due 02/01/07..................................       1,000,000       1,064,470

MASSACHUSETTS -- 2.96%
----------------------------------------------------------------------------------
    Massachusetts State Housing Finance Agency
    Revenue Residential FNMA Collateral-A 6.90%
    due 11/15/24..................................         750,000         792,300

MICHIGAN -- 4.07%
----------------------------------------------------------------------------------
    Michigan State Building Authority Revenue
    Series I 6.40% due 10/01/04...................       1,000,000       1,089,110

MISSOURI -- 0.46%
----------------------------------------------------------------------------------
    Missouri State Housing Development Community
    Mortgage Single Family GNMA Revenue Series B
    (AMT) 8.25% due 05/01/19......................         120,000         123,986

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     65

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
NEBRASKA -- 3.88%
----------------------------------------------------------------------------------
    Omaha Public Power District Nebraska Electric
    Revenue 5.60% due 02/01/12....................  $    1,000,000   $   1,038,290
NEVADA -- 7.50%
----------------------------------------------------------------------------------
    Clark County School District Series A MBIA
    7.00% due 06/01/11............................         750,000         919,957
    Nevada State General Obligation Bonds 6.25%
    due 07/01/12 Prefunded 07/01/02 at 101........       1,000,000       1,087,040
                                                                     -------------
                                                                         2,006,997

NEW MEXICO -- 1.54%
----------------------------------------------------------------------------------
    New Mexico Mortgage Finance Authority Single
    Family Mortgage 7.80% due 09/01/17............         395,000         413,253

NEW YORK -- 11.61%
----------------------------------------------------------------------------------
    New York State Local Government Assistance
    7.00% due 04/01/21 Prerefunded 04/01/01 at
    102...........................................         200,000         221,222
    New York State Mortgage Agency Revenue 7.95%
    due 10/01/14..................................         200,000         205,090
    New York State Power Authority Revenue &
    General Purpose Series CC 5.00% due
    01/01/09......................................       1,200,000       1,217,568
    Triborough Bridge & Tunnel Authority, New York
    General Purpose Series A 6.00% due 01/01/10...       1,300,000       1,462,058
                                                                     -------------
                                                                         3,105,938

OHIO -- 0.23%
----------------------------------------------------------------------------------
    Ohio Housing Finance Agency Single Family
    Mortgage Revenue GNMA (AMT) 8.25% due
    12/15/19......................................          60,000          62,573
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------

OKLAHOMA -- 6.01%
----------------------------------------------------------------------------------
    Tulsa, Oklahoma General Obligation Bonds 6.30%
    due 06/01/17..................................  $    1,500,000   $   1,607,520

OREGON -- 1.57%
----------------------------------------------------------------------------------
    Oregon State General Obligation Bonds 7.00%
    due 12/01/11..................................         400,000         419,588

PENNSYLVANIA -- 3.08%
----------------------------------------------------------------------------------
    Philadelphia Pennsylvania Hospitals & Higher
    Education Facilities Hospital Revenue 6.50%
    due 02/15/09 Prerefunded 02/15/02 at 102......         750,000         825,578

SOUTH CAROLINA -- 0.19%
----------------------------------------------------------------------------------
    Charleston County South Carolina Resource
    Recovery Revenue (AMT) 9.25% due 01/01/10.....          50,000          51,500

TEXAS -- 8.34%
----------------------------------------------------------------------------------
    Brazos River Authority Texas Revenue 8.25% due
    05/01/15......................................         150,000         154,940
    Houston Texas General Obligation Bonds 6.00%
    due 03/01/05..................................         500,000         532,135
    San Antonio, Revenue Refunding General
    Obligation Bonds 5.75% due 08/01/13...........         975,000       1,007,721
    Texas Housing Agency Residential Development
    Revenue Series A GNMA Collateral 7.60% due
    07/01/16......................................          95,000          98,787
    Texas State Department Housing Community
    Affairs Home Mortgage Revenue GNMA Collateral
    Series A 6.95% due 07/01/23...................         410,000         438,228
                                                                     -------------
                                                                         2,231,811

66                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
UTAH -- 0.25%
----------------------------------------------------------------------------------
    Utah State Housing Finance Agency Single
    Family Mortgage Series E (AMT) 9.00% due
    01/01/19......................................  $       60,000   $      65,772

VIRGINIA -- 11.65%
----------------------------------------------------------------------------------
    Fairfax County, Virginia General Obligation
    Bonds 5.40% due 05/01/11......................       1,000,000       1,039,110
    Fairfax County, Virginia Water Authority
    Revenue 5.75% due 04/01/29....................       1,000,000       1,020,090
    Virginia State Transportation Board Revenue
    6.00% due 04/01/10............................       1,000,000       1,058,150
                                                                     -------------
                                                                         3,117,350
WASHINGTON -- 7.95%
----------------------------------------------------------------------------------
    Tacoma, Washington Electric Systems Revenue
    AMBAC 6.15% due 01/01/08......................       1,000,000       1,072,160
    Washington State General Obligation Series 93A
    5.75% due 10/01/17............................       1,000,000       1,055,740
                                                                     -------------
                                                                         2,127,900

WISCONSIN -- 1.69%
----------------------------------------------------------------------------------
    Wisconsin Housing & Economic Development
    Authority Home Ownership Revenue Series A
    7.75% due 09/01/17............................         430,000         452,579
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $24,044,194).....................................      25,803,988
----------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------

SHORT-TERM TAX-EXEMPT INVESTMENTS -- 2.62%
----------------------------------------------------------------------------------

CALIFORNIA -- 0.38%
----------------------------------------------------------------------------------
    California Pollution Control Financing (v)
    Adjustment Adjusted Tend Southern California
    Edison D 3.45% due 02/28/08...................  $      100,000   $     100,000

NEW YORK -- 2.24%
----------------------------------------------------------------------------------
    New York City Municipal Water Finance
    Authority (v) Systems Revenue Series C 3.75%
    due 06/15/22..................................         400,000         400,000
    New York New York (v) Series A9 3.75% due
    08/01/17......................................         200,000         200,000
                                                                     -------------
                                                                           600,000
TOTAL SHORT-TERM TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST $700,000)........................................         700,000
----------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $24,744,194).....................................   $  26,503,988
OTHER ASSETS LESS LIABILITIES -- 0.96%............................         258,220
                                                                     -------------
NET ASSETS -- 100%................................................   $  26,762,208
----------------------------------------------------------------------------------

AMT Securities subject to Alternative Minimum Tax
(v) Variable interest rate security; Interest rate is as of December 31, 1997, and is adjusted daily. Maturity date shown is the next interest reset date.

See notes to financial statements

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     67

THE ENTERPRISE MANAGED PORTFOLIO

OPCAP ADVISORS
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became investment adviser to this new Enterprise fund on October 1, 1994. Oppenheimer Capital manages approximately $61 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the manager's assessment of relative investment values.

INVESTMENT PHILOSOPHY

OpCap's investment process seeks to take advantage of opportunities in all market sectors by shifting the investment mix among stock, bonds and money market instruments. The focus of the investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-to-earnings ratio of these companies is significantly below the price-to-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1997 PERFORMANCE REVIEW

The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, has caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than those of more purely domestic companies. Such companies owned by the portfolio include McDonald's Corp. and Citicorp.

At the end of 1997, the portfolio's net assets were allocated 82 percent to common stocks and 18 percent to cash and cash equivalents.

Some of the stocks owned by the portfolio delivered exceptional returns in 1997. Many were in the financial services sector, which in general performed well. They included, among others, Federal Home Loan Mortgage Corp. (Freddie Mac), a home mortgage company, and ACE Ltd., a Bermuda based provider of excess directors and officers liability insurance. Freddie Mac's stock was up 52 percent for the year, while ACE stock rose more than 60 percent.

A few other holdings were disappointing. The market price of McDonald's Corp., the fast-food chain, increased only about five percent in 1997 and the market price of Boeing Co., the aircraft manufacturer, declined. Boeing's stock suffered when it became apparent the company was experiencing production problems. OpCap expects these problems to last through mid-1998, after which cash flow should accelerate.

68                    THE ENTERPRISE GROUP OF FUNDS, INC.

OpCap recently established a new position in the common stock of Time Warner, Inc., and eliminated the portfolio's holdings in Freeport McMoRan Copper & Gold, Hercules, Inc., Tele-Communications Inc., Union Pacific Corp. and Waste Management, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-A                                                ONE YEAR               THREE YEAR   INCEPTION*
Average Annual With Load                                                                        15.26%       24.72%       21.96%
Average Annual Without Load                                                                     21.05%       26.72%       23.81%
S&P 500*                                                                                        33.36%       31.13%       28.40%
Lipper Flexible Portfolio Fund
Index**                                                                                         18.77%       18.74%       16.51%
*From 10/1/94-12/31/97
                                                                        Lipper Flexible Portfolio Fund
Enterprise Managed Portfolio-A                             S&P 500                               Index
10/1/94                                  $ 9,523.81    $ 10,000.00                         $ 10,000.00
1995                                    $ 12,905.21    $ 13,753.25                         $ 12,135.30
1996                                    $ 15,754.68    $ 16,904.12                         $ 13,840.31
1997                                    $ 19,071.03    $ 22,543.33                         $ 16,438.14

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-B               ONE YEAR              INCEPTION*
Annualized Return With CDSC                                  16.45%        21.77%
Annualized Return Without CDSC                               20.45%        22.84%
S&P 500*                                                     33.36%        29.47%
Lipper Flexible Portfolio Fund
Index**                                                      10.77%        17.88%
*From 5/1/95-12/31/97
                                                 Enterprise Managed                    Lipper Flexible Portfolio Fund
                                                        Portfolio-B       S&P 500                               Index
5/1/95                                                   $10,000.00    $10,000.00                          $10,000.00
1995                                                     $11,383.20    $12,162.54                          $11,455.00
1996                                                     $14,382.90    $14,948.98                          $13,064.43
1997                                                     $16,924.21    $19,935.95                          $15,516.62

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     69

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
   ENTERPRISE MANAGED PORTFOLIO-C               INCEPTION*
Cumulative Return With CDSC                                   15.74%
Cumulative Return Without CDSC                                16.74%
S&P 500*                                                      22.56%
Lipper Flexible Portfolio Fund
Index**                                                       23.10%
*From 5/1/97-12/31/97
                                                                                        Lipper Flexible Portfolio Fund
                                      Enterprise Managed Portfolio-C       S&P 500                               Index
5/1/97                                                    $10,000.00    $10,000.00                          $10,000.00
1997                                                      $13,573.70    $12,256.00                          $12,310.00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS
  PERIODS ENDING DECEMBER 31, 1997
                                                 ONE YEAR              INCEPTION*
Enterprise Managed Portfolio-Y                                21.60%        21.61%
S&P 500*                                                      33.36%        27.88%
Lipper Flexible Portfolio Fund
Index**                                                       18.77%        16.12%
*From 7/31/95-12/31/97
                                                                                        Lipper Flexible Portfolio Fund
                                      Enterprise Managed Portfolio-Y       S&P 500                               Index
7/31/95                                                   $10,000.00    $10,000.00
1995                                                      $10,770.77    $11,067.84
1996                                                      $13,208.20    $13,603.48
1997                                                      $16,061.17    $18,141.60

Enterprise performance numbers include the maximum sales charge and all fees. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.
 * The S&P 500 index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

70                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

OpCap is a long-term investor in superior businesses that may increase the value of shareholders' capital through all market conditions. The objectives of this strategy are to preserve capital and generate excellent returns for the portfolio's shareholders. While one cannot take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the portfolio may benefit substantially longer term even if experiencing some short-term weakness. For instance, one of McDonald's biggest challenges in Asia had been the very high cost of store locations in cities. These locations are now "on sale" for roughly half the price in many locations.

OpCap believes a tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. It is probable, therefore, that inflation will not pick up markedly, nor will the U.S. slide into a recession. Whether the stock market indexes will rise or fall in 1998 is a matter of conjecture, however, there may be a high level of market volatility until these issues sort themselves out. Volatility creates opportunities to buy stocks at favorable prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     71

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 81.66%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AEROSPACE -- 6.84%
---------------------------------------------------------------------------------
Boeing Company....................................        270,000   $  13,213,125
Lockheed Martin Corporation.......................        100,000       9,850,000
Loral Space & Communications (a)..................         45,000         964,688
                                                                    -------------
                                                                       24,027,813

AUTOMOTIVE -- 1.59%
---------------------------------------------------------------------------------
LucasVarity PLC (ADR).............................        160,000       5,580,000

BANKING -- 13.94%
---------------------------------------------------------------------------------
BankBoston Corporation............................        105,000       9,863,437
Citicorp..........................................        120,000      15,172,500
First Empire State Corporation....................         15,000       6,975,000
Wells Fargo & Company.............................         50,000      16,971,875
                                                                    -------------
                                                                       48,982,812
CHEMICALS -- 8.24%
---------------------------------------------------------------------------------
Du Pont (E. I.) de Nemours & Company..............        260,000      15,616,250
Monsanto Company..................................        190,000       7,980,000
Solutia Inc.......................................        200,000       5,337,500
                                                                    -------------
                                                                       28,933,750

COMPUTER SOFTWARE -- 1.13%
---------------------------------------------------------------------------------
Computer Associates International Inc.............         75,000       3,965,625

CONSUMER NON-DURABLES -- 3.82%
---------------------------------------------------------------------------------
Mattel Inc........................................        360,000      13,410,000

CONSUMER PRODUCTS -- 0.95%
---------------------------------------------------------------------------------
Nike Inc..........................................         85,000       3,336,250

DRUGS & MEDICAL PRODUCTS -- 1.99%
---------------------------------------------------------------------------------
Becton, Dickinson & Company.......................        140,000       7,000,000

ELECTRICAL EQUIPMENT -- 1.44%
---------------------------------------------------------------------------------
Varian Associates Inc.............................        100,000       5,056,250
ELECTRONICS -- 0.61%
---------------------------------------------------------------------------------
Unitrode Corporation (a)..........................        100,000       2,150,000
ENERGY -- 0.91%
---------------------------------------------------------------------------------
Triton Energy Ltd. (a)............................        110,000       3,210,625

FINANCE -- 2.03%
---------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
American Express Company..........................         80,000       7,140,000

HOTELS & RESTAURANTS -- 3.81%
---------------------------------------------------------------------------------
McDonald's Corporation............................        280,000   $  13,370,000

INSURANCE -- 6.10%
---------------------------------------------------------------------------------
ACE Ltd...........................................         50,000       4,825,000
EXEL Ltd..........................................        210,000      13,308,750
Travelers Property Casualty Corporation...........         75,000       3,300,000
                                                                    -------------
                                                                       21,433,750

MACHINERY -- 5.39%
---------------------------------------------------------------------------------
Caterpillar Inc...................................        260,000      12,626,250
Tenneco Inc.......................................        160,000       6,320,000
                                                                    -------------
                                                                       18,946,250

MISC. FINANCIAL SERVICES -- 9.60%
---------------------------------------------------------------------------------
Countrywide Credit Industries Inc.................        130,000       5,573,750
Federal Home Loan Mortgage Corporation............        420,000      17,613,750
Federal National Mortgage Association.............        184,700      10,539,444
                                                                    -------------
                                                                       33,726,944

PAPER & FOREST PRODUCTS -- 2.32%
---------------------------------------------------------------------------------
Champion International Corporation................        180,000       8,156,250

PRINTING & PUBLISHING -- 3.53%
---------------------------------------------------------------------------------
Time Warner Inc...................................        200,000      12,400,000

PUBLISHING -- 0.37%
---------------------------------------------------------------------------------
Donnelley R R & Sons Company......................         35,100       1,307,475

TECHNOLOGY -- 4.07%
---------------------------------------------------------------------------------
Intel Corporation.................................         74,200       5,212,550
National Semiconductor Corporation (a)............        350,000       9,078,125
                                                                    -------------
                                                                       14,290,675

TELECOMMUNICATIONS -- 2.98%
---------------------------------------------------------------------------------
Tele-Communications Inc. New......................        370,000      10,475,625
TOTAL COMMON STOCKS
(IDENTIFIED COST $214,110,107)...................................     286,900,094
---------------------------------------------------------------------------------

72                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 14.76%
---------------------------------------------------------------------------------
Deere (John) Capital Corporation 5.73% due
01/28/98..........................................  $  10,000,000   $   9,957,025
General Electric Capital Corporation, 5.75% due
02/02/98..........................................      7,000,000       6,964,222
General Motors Acceptance Corporation, 5.86% due
01/14/98..........................................     15,000,000      14,968,259
IBM Credit Corporation 5.74% due 01/21/98.........     10,000,000       9,968,111
Ford Motor Credit Company 5.80% due 01/07/98......     10,000,000       9,990,333
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $51,847,950)....................................      51,847,950
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.58%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
5.00% due 01/02/98
Collateral: U.S. Treasury Bond $9,665,000, 8.5%
due 02/15/20 Value $12,815,191....................  $  12,560,000   $  12,560,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $12,560,000)....................................      12,560,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $278,518,057)...................................   $ 351,308,044
OTHER ASSETS LESS LIABILITIES -- 0.00%...........................           7,599
                                                                    -------------
NET ASSETS 100%..................................................   $ 351,315,643
---------------------------------------------------------------------------------

(a) Non-income Producing
ADR American Depository Receipts
Ltd Limited

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     73

THE ENTERPRISE MONEY MARKET PORTFOLIO

ENTERPRISE CAPITAL MANAGEMENT, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Enterprise Capital Management is a wholly owned subsidiary of the Mutual Life Insurance Company of New York, and has managed the Enterprise Money Market Portfolio since May 1, 1992.

INVESTMENT OBJECTIVE

The objective of the Enterprise Money Market Portfolio is the highest possible level of current income consistent with the preservation of capital and liquidity in obligations maturing in one year or less from the time of purchase. An investment in the portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00. Past performance is no guarantee of future results and the yield will fluctuate.

INVESTMENT PHILOSOPHY

Enterprise invests primarily in high-quality (A-1/P-1) short-term money market instruments, principally commercial paper. While interest rate projection is not a key component of the management style, Enterprise does emphasize purchases primarily in a maturity range of 60 to 120 days to provide flexibility in responding to significant changes in the market.

1997 PERFORMANCE REVIEW

While the U.S. economy remained buoyant throughout the year, inflation was conspicuously absent in both the consumer and producer sectors. The Consumer Price Index increased 1.7 percent for all of 1997, compared to a 3.3 percent gain in 1996. Wholesale prices reflected in the Producer Price Index, fell 1.2 percent for the year versus a 2.8 percent increase for 1996. Wage inflation was modest and not yet passed through in the form of higher prices to consumers. In sum, while economic indicators point to a strong economy on an above-trend growth track, the near absence of inflation, recent drop in commodity prices and potential drag stemming from Asia's difficulties left the Fed on hold as far as a change in interest rates. In fact market sentiment shifted to the view that the next Fed move will be an easing, a conclusion Enterprise has not yet adopted.

The yield curve during the year grew increasingly flat. Investors responded to the problems in Asia, rebounding economic conditions and the Fed's restraint against additional tightening of monetary policy by continuing a rally on the long end begun after the March 1997 Fed move. Interest rates on the long treasury declined by 72 basis points during the year from a yield of 6.64 percent at the end of 1996 to 5.92 percent at year-end. However, yields on the short end have been somewhat reluctant to move lower, with the yield on the three-month Treasury Bill backing up from 5.09 percent at the end of the third quarter to 5.34 percent at year-end.

The 30-day and seven-day effective yields of the Enterprise Money Market Portfolio were 4.85 percent and 4.91 percent, respectively, as of December 31, 1997, after charges imposed by the portfolio with an average maturity of 35 days. The 30-day and seven-day current yields of the Enterprise Money Market Portfolio were 4.75 percent and 4.81 percent, respectively, as of December 31, 1997.

74                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

The prevailing market sentiment is that the Federal Open Market Committee may be on hold near-term with the expectation that an eventual easing may be undertaken perhaps in the second quarter. The portfolio is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     75

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMERCIAL PAPER -- 86.87%                             AMOUNT         VALUE
------------------------------------------------------------------------------
American Express Credit Corporation, 5.60% due
02/02/98..........................................    $3,000,000   $ 2,985,066
Asset Backed Securities Investment Trust Series
1997-C, 5.69% due 06/15/98........................     2,500,000     2,500,000
Asset Backed Securities Investment Trust Series
1997-E, 5.63% due 08/15/98........................     1,000,000     1,000,000
Asset Backed Securities Investment Trust Series
1997-I, 5.69% due 10/15/98........................     2,000,000     2,000,000
Associates Corporation Of North America, 5.60% due
01/13/98..........................................     1,500,000     1,497,200
Avco Financial Services Inc. 5.55% due 01/09/98...     1,500,000     1,498,150
Avco Financial Services Inc. 5.60% due 02/17/98...     1,000,000       992,689
Bell Atlantic Financial Services 5.82% due
01/12/98..........................................     3,500,000     3,493,776
Bellsouth Telecommunications Inc., 6.10% due
01/13/98..........................................     2,000,000     1,995,933
British Province of Columbia 5.68% due 02/12/98...     2,500,000     2,483,433
Capital One Funding Corporation 6.00% due
03/01/17..........................................     2,400,000     2,400,000
CIT Group Holdings Inc. 5.56% due 01/20/98........     1,400,000     1,395,892
Conagra Inc. 6.15% due 01/02/98...................       600,000       599,898
CSX Corporation 6.15% due 01/16/98................       600,000       598,463
Export Development Corp 5.53% due 01/16/98........     2,750,000     2,743,664
Ford Motor Canada 5.75% due 03/25/98..............     1,000,000       986,743
Ford Motor Canada 5.84% due 01/27/98..............     1,600,000     1,593,252
General Electric Capital Corporation, 5.50% due
01/07/98..........................................     2,000,000     1,998,167
General Motors Acceptance Corporation, 5.54% due
01/20/98..........................................       500,000       498,538
General Motors Acceptance Corporation, 5.55% due
01/20/98..........................................     1,500,000     1,495,606
Goldman Sachs Group L P Discount 5.95% due
01/05/98..........................................     1,000,000       999,339
Heller Financial Inc. 6.05% due 01/20/98..........     2,600,000     2,591,698

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Household International Incorporated, 5.87% due
01/14/98..........................................    $1,700,000   $ 1,696,396
Lehman Brothers Incorporated 5.90% due 01/08/98...       700,000       699,197
Lehman Brothers Incorporated 6.20% due 01/30/98...     2,600,000     2,587,014
Mellon Bank N A 5.65% due 02/20/98................     2,500,000     2,480,382
Merrill Lynch & Company Inc. 5.63% due 01/30/98...     2,000,000     1,990,929
National Rural Utilities Cooperative Finance,
5.57% due 02/12/98................................     2,500,000     2,483,754
Province De Quebec 5.70% due 01/27/98.............     3,500,000     3,485,592
Prudential Funding Corporation 5.51% due
01/06/98..........................................     2,500,000     2,498,087
Sanwa Business Credit Corporation, 6.60% due
01/02/98..........................................     1,000,000       999,817
Sanwa Business Credit Corporation, 6.70% due
01/06/98..........................................     1,000,000       999,069
Sanwa Business Credit Corporation, 6.75% due
01/13/98..........................................       500,000       498,875
Sears Roebuck Acceptance Corporation, 5.56% due
01/12/98..........................................     2,500,000     2,495,753
Sears Roebuck Acceptance Corporation, 6.07% due
01/09/98..........................................       750,000       748,988
Sony Capital Corporation 5.73% due 01/07/98.......     1,200,000     1,198,854
Textron Inc. 6.10% due 01/02/98...................       700,000       699,881
Toronto Dominion Holdings 5.53% due 01/02/98......     2,000,000     1,999,693
Union Bancal Commercial Funding 5.54% due
01/23/98..........................................     2,000,000     1,993,229
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $67,903,017)...................................    67,903,017
------------------------------------------------------------------------------

CERTIFICATE OF DEPOSITS -- 7.03%
------------------------------------------------------------------------------
Bank Of Nova Scotia 5.74% due 02/20/98............     3,500,000     3,500,000
National Westminster Bank Plc 5.86% due
08/10/98..........................................     2,000,000     1,998,920
                                                                   -----------
TOTAL CERTIFICATES OF DEPOSIT
(IDENTIFIED COST $5,498,920)....................................     5,498,920
------------------------------------------------------------------------------

76                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
SHORT TERM GOVERNMENT SECURITIES -- 3.20%
------------------------------------------------------------------------------
Federal Home Loan Bank 5.69% due 10/02/98.........    $1,500,000   $ 1,500,036
Federal Home Loan Bank 5.81% due 08/20/98.........     1,000,000     1,000,000
                                                                   -----------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $2,500,036)....................................     2,500,036
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.58%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/02/98
Collateral: U.S. Treasury Bond $350,000 8.5% due
2/15/20 Value $464,078............................    $  450,000   $   450,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $450,000)......................................       450,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $76,351,973)...................................   $76,351,973
OTHER ASSETS LESS LIABILITIES -- 2.32%..........................     1,815,191
                                                                   -----------
NET ASSETS -- 100%..............................................   $78,167,164
------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     77

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------

                                                                 GROWTH
                                    GROWTH         EQUITY      AND INCOME    EQUITY INCOME
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                --------------  ------------  -------------  --------------
ASSETS:
-------------------------------------------------------------------------------------------
  Investments at value          $  657,885,794  $  5,290,367  $  23,232,693  $  118,720,035
-------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)               --            --             --              --
-------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                              8,488,748         7,452        272,193         405,024
-------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                     --            --             --          48,781
-------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                          412,379         2,881         14,018         169,732
-------------------------------------------------------------------------------------------
  Due from investment adviser               --        12,198          9,344          21,957
-------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                         --            --             --              --
-------------------------------------------------------------------------------------------
  Cash and other assets                     --        87,486          7,197              --
-------------------------------------------------------------------------------------------
    Total assets                $  666,786,921  $  5,400,384  $  23,535,445  $  119,365,529
-------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                          2,612,461            --             --          43,557
-------------------------------------------------------------------------------------------
  Payable for investments
   purchased                                --            --        102,609              --
-------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                           1,018,368         2,842          7,310         277,829
-------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                             407,702         3,227         14,143          74,428
-------------------------------------------------------------------------------------------
  Distribution fee payable             313,809         2,847          4,060          53,972
-------------------------------------------------------------------------------------------
  Other accrued expenses                25,633        92,967         15,439          72,023
-------------------------------------------------------------------------------------------
    Total liabilities           $    4,377,973  $    101,883  $     143,561  $      521,809
-------------------------------------------------------------------------------------------
NET ASSETS                      $  662,408,948  $  5,298,501  $  23,391,884  $  118,843,720
-------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------
Accumulated paid-in capital        490,855,608     4,950,779     17,395,398      84,049,286
-------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                              --            --          2,090          61,487
-------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments               4,867,093       (26,914)         5,063       1,808,835
-------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                          --            --             --              --
-------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts               166,686,247       374,636      5,989,333      32,924,112
-------------------------------------------------------------------------------------------
Net assets                      $  662,408,948  $  5,298,501  $  23,391,884  $  118,843,720
-------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $  424,279,667  $  3,195,511  $   4,031,673  $   97,932,144
-------------------------------------------------------------------------------------------
Shares outstanding                  25,089,213       536,398        160,033       3,706,922
-------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                        $16.91         $5.96         $25.19          $26.42
-------------------------------------------------------------------------------------------
Sales charge per share                   $0.84         $0.30          $1.26           $1.32
-------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                               $17.75         $6.26         $26.45          $27.74
-------------------------------------------------------------------------------------------
CLASS B: NET ASSETS             $  166,931,724  $  1,820,101  $   3,256,881  $   19,054,734
-------------------------------------------------------------------------------------------
Shares outstanding                  10,021,998       306,328        129,481         727,993
-------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $16.66         $5.94         $25.15          $26.17
-------------------------------------------------------------------------------------------
CLASS C: NET ASSETS             $   26,601,337  $    282,889  $     561,260  $    1,856,842
-------------------------------------------------------------------------------------------
Shares outstanding                   1,578,485        47,595         22,316          70,580
-------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $16.85         $5.94         $25.15          $26.31
-------------------------------------------------------------------------------------------
CLASS Y: NET ASSETS             $   44,596,220  $         --  $  15,542,070  $           --
-------------------------------------------------------------------------------------------
Shares outstanding                   2,620,250            --        615,725              --
-------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share             $17.02           $--         $25.24             $--
-------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $  491,199,547  $  4,915,731  $  17,243,360  $   85,795,923
-------------------------------------------------------------------------------------------

See notes to financial statements.

78                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                    SMALL
                                   CAPITAL         COMPANY         SMALL      INTERNATIONAL   GOVERNMENT     HIGH-YIELD
                                 APPRECIATION      GROWTH      COMPANY VALUE     GROWTH       SECURITIES        BOND
                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                --------------  -------------  -------------  -------------  -------------  -------------
ASSETS:
-------------------------------------------------------------------------------------------------------------------------
  Investments at value          $  122,148,369  $  22,098,398  $  70,929,999  $  60,080,731  $  88,618,181  $  87,566,419
-------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)               --             --             --        747,977             --             --
-------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                                105,979        189,108        667,139         98,428        113,493        359,075
-------------------------------------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                     --         89,820         62,114         67,032             --             --
-------------------------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                           59,550          2,515         26,023        152,630        606,360      1,714,748
-------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser               --          7,909          5,354         40,429         15,466         21,944
-------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                         --             --             --        234,297             --             --
-------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                 47,803             --         12,664         22,692             --          1,984
-------------------------------------------------------------------------------------------------------------------------
    Total assets                $  122,361,701  $  22,387,750  $  71,703,293  $  61,444,216  $  89,353,500  $  89,664,170
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                             77,966          8,767        134,916        118,768        133,158         33,033
-------------------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                           777,097        277,350      1,157,110      1,065,970             --        795,747
-------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                             524,056         14,624        195,645        113,562         81,707        111,329
-------------------------------------------------------------------------------------------------------------------------
  Investment advisory fee
   payable                              75,060         17,737         42,420         43,593         44,725         44,116
-------------------------------------------------------------------------------------------------------------------------
  Distribution fee payable              48,613          4,437         36,030         24,084         36,492         42,330
-------------------------------------------------------------------------------------------------------------------------
  Other accrued expenses               133,364         26,752         11,113         82,046         67,444         45,686
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities           $    1,636,156  $     349,667  $   1,577,234  $   1,448,023  $     363,526  $   1,072,241
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                      $  120,725,545  $  22,038,083  $  70,126,059  $  59,996,193  $  88,989,974  $  88,591,929
-------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Accumulated paid-in capital         76,502,164     19,990,041     60,739,034     57,523,493     93,184,298     85,789,329
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                              --             --             --         45,473             --             --
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments                 571,813       (223,320)       495,662       (578,999)    (4,065,632)       223,106
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                          --             --             --             --             --        (62,305)
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                43,651,568      2,271,362      8,891,363      3,006,226       (128,692)     2,641,799
-------------------------------------------------------------------------------------------------------------------------
Net assets                      $  120,725,545  $  22,038,083  $  70,126,059  $  59,996,193  $  88,989,974  $  88,591,929
-------------------------------------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $  112,737,548  $   4,861,339  $  45,309,826  $  38,019,525  $  68,638,637  $  66,421,709
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                   3,172,535        207,861      5,844,506      2,274,882      5,707,542      5,379,222
-------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                        $35.54         $23.39          $7.75         $16.71         $12.03         $12.35
-------------------------------------------------------------------------------------------------------------------------
Sales charge per share                   $1.77          $1.17          $0.39          $0.85          $0.60          $0.62
-------------------------------------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                               $37.31         $24.56          $8.14         $17.56         $12.63         $12.97
-------------------------------------------------------------------------------------------------------------------------
CLASS B: NET ASSETS             $    7,861,977  $   2,841,856  $  22,012,800  $   9,877,638  $  12,284,637  $  19,898,363
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                     225,323        121,823      2,885,408        597,427      1,021,654      1,611,496
-------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $34.89         $23.33          $7.63         $16.53         $12.02         $12.35
-------------------------------------------------------------------------------------------------------------------------
CLASS C: NET ASSETS             $      126,020  $     795,036  $   2,684,053  $   1,113,310  $     497,845  $   1,462,767
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                       3,557         34,086        346,982         66,820         41,397        118,461
-------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                        $35.43         $23.32          $7.74         $16.66         $12.03         $12.35
-------------------------------------------------------------------------------------------------------------------------
CLASS Y: NET ASSETS             $           --  $  13,539,852  $     119,380  $  10,985,720  $   7,568,855  $     809,090
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                          --        577,931         15,277        657,357        629,566         65,526
-------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share                $--         $23.43          $7.81         $16.71         $12.02         $12.35
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $   78,496,801  $  19,827,036  $  62,038,636  $  57,310,065  $  88,746,873  $  84,924,620
-------------------------------------------------------------------------------------------------------------------------


                                 TAX-EXEMPT
                                   INCOME         MANAGED      MONEY MARKET
                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
                                -------------  --------------  -------------
ASSETS:
------------------------------------------------------------------------------------------
  Investments at value          $  26,503,988  $  351,308,044  $  76,351,973
---------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (identified cost-$760,389)              --              --             --
------------------------------------------------------------------------------------------------------------------------

  Receivable for fund shares
   sold                                   680         755,354      4,145,011
-------------------------------------------------------------------------------------------------------------------------

  Receivable for investments
   sold                                    --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Dividends and interest
   receivable                         456,868         169,250        144,460
-------------------------------------------------------------------------------------------------------------------------

  Due from investment adviser          20,411              --         21,272
-------------------------------------------------------------------------------------------------------------------------

  Forward currency contracts
   (net) receivable                        --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Cash and other assets                20,041         229,224        141,760
-------------------------------------------------------------------------------------------------------------------------

    Total assets                $  27,001,988  $  352,461,872  $  80,804,476
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------

  Payable for fund shares
   redeemed                           105,287         218,679      2,467,599
-------------------------------------------------------------------------------------------------------------------------

  Payable for investments
   purchased                               --              --             --
-------------------------------------------------------------------------------------------------------------------------

  Dividends and distributions
   payable                             67,979         410,430         15,984
-------------------------------------------------------------------------------------------------------------------------

  Investment advisory fee
   payable                             11,263         220,721         21,769
-------------------------------------------------------------------------------------------------------------------------

  Distribution fee payable             11,413         153,550         21,049
-------------------------------------------------------------------------------------------------------------------------

  Other accrued expenses               43,838         142,849        110,911
-------------------------------------------------------------------------------------------------------------------------

    Total liabilities           $     239,780  $    1,146,229  $   2,637,312
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS                      $  26,762,208  $  351,315,643  $  78,167,164
-------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

Accumulated paid-in capital        25,002,395     278,149,429     78,167,164
-------------------------------------------------------------------------------------------------------------------------

Undistributed net investment
 income (loss)                             --              --             --
-------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on investments                     19         376,227             --
-------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on futures                         --              --             --
-------------------------------------------------------------------------------------------------------------------------

Unrealized appreciation
 (depreciation) of investments
 and foreign currencies
 denominated amounts                1,759,794      72,789,987             --
-------------------------------------------------------------------------------------------------------------------------

Net assets                      $  26,762,208  $  351,315,643  $  78,167,164
-------------------------------------------------------------------------------------------------------------------------

CLASS A: NET ASSETS             $  23,694,668  $  156,608,488  $  68,465,856
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                  1,698,887      16,925,856     68,465,856
-------------------------------------------------------------------------------------------------------------------------

Net asset value and redemption
 price per share                       $13.95           $9.25          $1.00
-------------------------------------------------------------------------------------------------------------------------

Sales charge per share                  $0.70           $0.46             --
-------------------------------------------------------------------------------------------------------------------------

Maximum offering price per
 share, including sales charge
 of 4.75%                              $14.65           $9.71          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS B: NET ASSETS             $   2,883,323  $  110,213,485  $   5,980,247
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                    206,727      11,999,101      5,980,247
-------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.95           $9.19          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS C: NET ASSETS             $     184,217  $    3,614,264  $   1,020,966
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                     13,208         392,464      1,020,966
-------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.95           $9.21          $1.00
-------------------------------------------------------------------------------------------------------------------------

CLASS Y: NET ASSETS             $          --  $   80,879,406  $   2,700,095
-------------------------------------------------------------------------------------------------------------------------

Shares outstanding                         --       8,721,945      2,700,095
-------------------------------------------------------------------------------------------------------------------------

Net asset value, offering and
 redemption price per share               $--           $9.27          $1.00
-------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AT COST             $  24,744,194  $  278,518,057  $  76,351,973
-------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     79

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                 GROWTH
                                                                   AND          GROWTH           EQUITY          CAPITAL
                                   GROWTH          EQUITY        INCOME       AND INCOME         INCOME        APPRECIATION
                                  PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                -------------     ---------     ---------     -----------     ------------     ------------
                                                                10/1/97-       10/1/96-
INVESTMENT INCOME:                                              12/31/97        9/30/97
---------------------------------------------------------------------------------------------------------------------------
 Dividends                      $   2,884,404(2)  $  25,170(2)  $ 67,631(2)   $   176,910     $  2,264,555(2)  $    510,236(2)
---------------------------------------------------------------------------------------------------------------------------
  Interest                            918,321        14,805       35,456           51,917          535,273          200,262
---------------------------------------------------------------------------------------------------------------------------
    Total                           3,802,725        39,975      103,087          228,827        2,799,828          710,498
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------------
  Management fees                   3,331,589        15,970       38,283           78,818          739,501          903,281
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A        1,402,951         6,778        2,806              427          389,808          512,845
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B          974,967         5,598        4,960            1,103          115,503           64,302
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C           88,865           634          777               95            4,258              417
---------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y                                                       22,502
---------------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                 596,611        40,436       19,846           81,581          224,935          321,112
---------------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                                90,953(1)     24,195       10,165           12,109           52,123           47,765
---------------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                 60,661        13,421        5,073           18,179           29,328           31,441
---------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders             128,632        13,200        5,798           25,489           46,177           74,698
---------------------------------------------------------------------------------------------------------------------------
  Registration fees                    43,489         5,481        4,449           25,737           42,534           40,828
---------------------------------------------------------------------------------------------------------------------------
  Directors' fees                       4,571         3,176        1,015            7,889            4,572            4,572
---------------------------------------------------------------------------------------------------------------------------
  Other expenses                       50,513         7,881          979              758           11,649           17,544
---------------------------------------------------------------------------------------------------------------------------
      Total expenses                6,773,802       136,770       94,151          274,687        1,660,388        2,018,805
---------------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                    (58,412)(1)   (99,274)     (31,988)        (151,471)        (115,504)              --
---------------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  6,715,390        37,496       62,163          123,216        1,544,884        2,018,805
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)       (2,912,665)        2,479       40,924          105,611        1,254,944       (1,308,307)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions           18,241,515        60,709       69,380          348,420        9,306,031       15,731,336
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                   --            --           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                    --            --           --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions            89,190,233       374,636      (22,006)       3,204,139       12,427,285        7,731,763
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS       107,431,748       435,345       47,374        3,552,559       21,733,316       23,463,099
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ 104,519,083     $ 437,824     $ 88,298      $ 3,658,170     $ 22,988,260     $ 22,154,792
---------------------------------------------------------------------------------------------------------------------------

(1) Reflects total expense before reduction for brokerage commission credits which are reflected as expense reimbursement.

(2) Net of foreign taxes withheld of $8,262 for Growth, $74 for Equity, $24 for Growth and Income, $8,754 for Equity Income, $5,768 for Capital Appreciation, $173,266 for International Growth, $366 for High-Yield Bond and $17,741 for Managed.
See notes to financial statements.

80                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                   SMALL          SMALL         SMALL
                                  COMPANY        COMPANY       COMPANY      INTERNATIONAL     GOVERNMENT    HIGH-YIELD
                                   GROWTH        GROWTH         VALUE          GROWTH         SECURITIES       BOND
                                 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO
                                ------------   -----------   ------------   -------------     -----------   -----------
                                  10/1/97-      10/1/96-
INVESTMENT INCOME:                12/31/97       9/30/97
-----------------------------------------------------------------------------------------------------------------------
  Dividends                     $      6,256   $     9,782   $    413,752    $  1,215,471(2)  $        --   $    28,625(2)
-----------------------------------------------------------------------------------------------------------------------
  Interest                             8,416        51,580        241,068         191,520       5,995,972     6,865,976
-----------------------------------------------------------------------------------------------------------------------
    Total                             14,672        61,362        654,820       1,406,991       5,995,972     6,894,601
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Management fees                     51,613       118,526        275,321         478,833         483,366       436,989
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A           4,364         1,174        120,773         170,870         309,926       266,469
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B           5,248           974         87,187          75,658          83,531       129,485
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C           1,035           318          6,279           4,452           1,099         3,653
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y                        20,407
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                 20,498        82,617        115,333         172,007         168,431       133,755
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                               11,097        58,789         49,795         172,738          49,866        64,619
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                 5,056        18,179         22,339          25,186          27,064        26,398
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders              5,823        25,489         20,550          29,271          31,204        24,579
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                    4,450        25,737         46,150          43,260          41,799        42,748
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                      1,015         7,889          4,571           4,572           4,572         4,572
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                       1,002           600         12,911           9,827           8,478         8,530
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                 111,201       360,699        761,209       1,186,674       1,209,336     1,141,797
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                   (28,296)     (148,473)       (69,743)        (62,527)       (130,007)     (123,123)
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                    82,905       212,226        691,466       1,124,147       1,079,329     1,018,674
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (68,233)     (150,864)       (36,646)        282,844       4,916,643     5,875,927
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions            (158,828)      523,987      4,633,929       2,832,942         (70,610)    2,743,109
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                  --            --             --         118,763              --            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                   --            --             --              --              --       (62,305)
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions           (1,916,083)    2,373,082      7,400,618      (1,379,627)      1,607,251       349,675
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS       (2,074,911)    2,897,069     12,034,547       1,572,078       1,536,641     3,030,479
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ (2,143,144)  $ 2,746,205   $ 11,997,901    $  1,854,922     $ 6,453,284   $ 8,906,406
-----------------------------------------------------------------------------------------------------------------------

                                   TAX-
                                  EXEMPT                          MONEY
                                  INCOME        MANAGED          MARKET
                                 PORTFOLIO     PORTFOLIO        PORTFOLIO
                                -----------   ------------     -----------

INVESTMENT INCOME:
--------------------------------------------------------------------------------------
  Dividends                     $        --   $  3,283,501(2)  $        --
---------------------------------------------------------------------------------------------------
  Interest                        1,614,084      2,388,229       3,696,185
----------------------------------------------------------------------------------------------------------------
    Total                         1,614,084      5,671,730       3,696,185
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Management fees                   141,160      2,180,923         231,118
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A        117,327        600,976         180,719
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B         21,263        849,143          37,787
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C            331          9,806           1,326
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class Y
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                55,953        492,357         229,207
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                              35,360         75,136          42,996
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees               20,795         49,279          21,750
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders            20,807        104,828          24,575
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                  40,800         58,546          51,820
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                     4,572          4,572           4,572
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                      4,664         48,387          14,934
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                463,032      4,473,953         840,804
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                 (108,255)            --        (158,757)
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  354,777      4,473,953         682,047
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      1,259,307      1,197,777       3,014,138
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions            372,519     12,784,062              --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain on foreign
   currency transactions                 --             --              --
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss from
   futures transactions                  --             --              --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments
   and foreign currency
   related transactions             229,121     38,518,875              --
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS         601,640     51,302,937              --
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ 1,860,947   $ 52,500,714     $ 3,014,138
-----------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     81

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   EQUITY                        GROWTH AND
                                                                  PORTFOLIO                   INCOME PORTFOLIO
                                                                -------------   ---------------------------------------------
                                           GROWTH                  FOR THE         FOR THE
                                          PORTFOLIO                PERIOD          PERIOD
                                -----------------------------    MAY 1, 1997     OCTOBER 1,                       FOR YEAR
                                 YEAR ENDED      YEAR ENDED        THROUGH      1997 THROUGH     YEAR ENDED         ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                    1997            1996            1997            1997            1997            1996
                                -------------   -------------   -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $  (2,912,665)  $    (762,775)  $      2,479    $     40,924    $    105,611    $     85,853
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                     18,241,515      11,317,236         60,709          69,380         348,420         364,855
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                     --              --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments      89,190,233      36,890,580        374,636         (22,006)      3,204,139         980,258
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       104,519,083      47,445,041        437,824          88,298       3,658,170       1,430,966
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                       --              --         (2,460)        (18,371)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                       --              --             --         (11,694)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                       --              --           (208)         (2,192)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                       --              --             --         (69,364)        (93,534)        (86,059)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (8,614,445)    (10,559,038)       (52,758)        (71,049)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B             (3,431,799)     (1,957,665)       (30,175)        (57,595)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C               (493,612)             --         (4,690)         (9,938)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (906,323)       (124,046)            --        (273,727)       (338,162)             --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders    (13,446,179)    (12,640,749)       (90,291)       (513,930)       (431,696)        (86,059)
-----------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                     260,192,148     106,776,181      2,924,258       3,059,535       1,088,636              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    8,246,727      10,017,857         55,088          86,011              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (108,981,528)    (74,805,079)       (59,944)       (160,185)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                        159,457,347      41,988,959      2,919,402       2,985,361       1,088,636              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                     117,131,669      28,798,411      1,782,097       2,266,006         977,832              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    3,282,897       1,812,775         27,982          66,791              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (7,865,656)     (1,074,883)       (56,145)         (8,694)            (30)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        112,548,910      29,536,303      1,753,934       2,324,103         977,802              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                      28,408,390              --        306,566         459,347          97,483              --
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      478,133              --          4,380          11,908              --
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (2,696,749)             --        (33,314)         (2,071)            (75)             --
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                         26,189,774              --        277,632         469,184          97,408              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
  Shares sold                      44,900,757       5,950,078             --         382,747       4,708,756       2,533,992
-----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      480,824         124,046             --         341,911         431,185          86,059
-----------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (7,816,150)     (3,959,203)            --        (313,478)     (1,767,589)       (757,380)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                         37,565,431       2,114,921             --         411,180       3,372,352       1,862,671
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       335,761,462      73,640,183      4,950,968       6,189,828       5,536,198       1,862,671
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       426,834,366     108,444,475      5,298,501       5,764,196       8,762,672       3,207,578
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 235,574,582   $ 127,130,107   $         --    $ 17,627,688    $  8,865,016    $  5,657,438
-----------------------------------------------------------------------------------------------------------------------------
  End of period                 $ 662,408,948   $ 235,574,582   $  5,298,501    $ 23,391,884    $ 17,627,688    $  8,865,016
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

82                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                                                                       SMALL
                                                                                                  COMPANY GROWTH
                                                                                                     PORTFOLIO
                                          EQUITY                        CAPITAL             ---------------------------
                                          INCOME                     APPRECIATION             FOR THE
                                         PORTFOLIO                     PORTFOLIO               PERIOD
                                ---------------------------   ---------------------------    OCTOBER 1,      FOR YEAR
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    1997 THROUGH      ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    SEPTEMBER
                                    1997           1996           1997           1996           1997         30, 1997
                                ------------   ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)  $  1,254,944   $ 1,289,804    $ (1,308,307)  $ (1,109,093)  $   (68,233)   $  (150,864)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                     9,306,031     5,664,492      15,731,336     10,763,909      (158,828)       523,987
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                    --            --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments     12,427,285     4,614,269       7,731,763      9,326,093    (1,916,083)     2,373,082
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       22,988,260    11,568,565      22,154,792     18,980,909    (2,143,144)     2,746,205
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                              (1,072,290)   (1,197,980)             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                (119,901)      (63,375)             --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                 (10,306)           --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                      --            --              --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A            (6,834,121)   (4,726,758)    (15,427,334)   (11,466,091)     (111,554)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B            (1,334,999)     (369,926)     (1,092,295)      (501,250)      (64,497)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C              (130,982)           --         (17,309)            --       (18,302)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                    --            --              --             --      (310,189)      (665,013)
-----------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders    (9,502,599)   (6,358,039)    (16,536,938)   (11,967,341)     (504,542)      (665,013)
-----------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     17,272,166     9,911,599       8,448,481     19,727,741     3,329,056      1,977,903
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   7,703,613     5,727,817      14,967,124     10,709,311       109,857             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (12,389,236)  (10,005,618)    (31,521,891)   (43,391,759)     (177,096)       (23,177)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                        12,586,543     5,633,798      (8,106,286)   (12,954,707)    3,261,817      1,954,726
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     12,399,165     4,189,055       2,827,251      2,946,771     2,166,644      1,059,895
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   1,368,111       392,623       1,059,795        466,933        61,101             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (1,216,943)     (155,615)     (1,112,978)      (331,951)     (230,849)       (23,506)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        12,550,333     4,426,063       2,774,068      3,081,753     1,996,896      1,036,389
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                      1,846,156            --         124,776             --       645,548        189,019
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     124,710            --          16,626             --        17,752             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                    (11,463)           --          (1,512)            --       (26,689)          (170)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                         1,959,403            --         139,890             --       636,611        188,849
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                             --            --              --             --       384,008     10,548,168
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                          --            --              --             --       301,209        656,535
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                         --            --              --             --      (651,790)    (4,317,735)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                                --            --              --             --        33,427      6,886,968
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       27,096,279    10,059,861      (5,192,328)    (9,872,954)    5,928,751     10,066,932
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       40,581,940    15,270,387         425,526     (2,859,386)    3,281,065     12,148,124
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 78,261,780   $62,991,393    $120,300,019   $123,159,405   $18,757,018    $ 6,608,894
-----------------------------------------------------------------------------------------------------------------------
  End of period                 $118,843,720   $78,261,780    $120,725,545   $120,300,019   $22,038,083    $18,757,018
-----------------------------------------------------------------------------------------------------------------------


                                                          SMALL
                                                      COMPANY VALUE
                                                        PORTFOLIO
                                  FOR YEAR     ---------------------------
                                   ENDED        YEAR ENDED     YEAR ENDED
                                 SEPTEMBER     DECEMBER 31,   DECEMBER 31,
                                  30, 1996         1997           1996
                                ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)  $   (61,578)   $   (36,646)   $   (24,765)
----------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      697,630      4,633,929      1,473,113
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                                  --             --
--------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments       926,887      7,400,618        795,406
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       1,562,939     11,997,901      2,243,755
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                                    --             --
-----------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                     --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A                          (2,902,903)      (868,453)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                          (1,418,458)      (131,977)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                            (172,913)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y             (252,458)        (7,578)      (100,931)
-----------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (252,458)    (4,501,852)    (1,101,361)
-----------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --     24,183,248      4,307,659
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                 2,817,488        831,465
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --     (5,179,631)    (8,474,210)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                               --     21,821,105     (3,335,086)
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --     17,761,763      1,845,129
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                 1,337,536        122,778
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --       (912,538)      (260,393)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                               --     18,186,761      1,707,514
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                            --      2,602,460             --
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                                   158,448             --
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --        (49,665)            --
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                               --      2,711,243             --
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------
  Shares sold                     2,748,861        133,172        847,748
-----------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    250,995          7,533          1,728
-----------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (651,909)    (2,069,409)    (1,938,659)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                        2,347,947     (1,928,704)    (1,089,183)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       2,347,947     40,790,405     (2,716,755)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       3,658,428     48,286,454     (1,574,361)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 2,950,466    $21,839,605    $23,413,966
-----------------------------------------------------------------------------------------------------------------------
  End of period                 $ 6,608,894    $70,126,059    $21,839,605
-----------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     83

--------------------------------------------------------------------------------

                                        INTERNATIONAL                    GOVERNMENT
                                           GROWTH                        SECURITIES
                                          PORTFOLIO                       PORTFOLIO
                                -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1997            1996            1997            1996
                                -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $     282,844   $     269,629   $   4,916,643   $   5,172,678
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      2,951,705       2,656,487         (70,610)        342,253
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                     --              --              --              --
---------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments      (1,379,627)      2,020,264       1,607,250        (754,744)
---------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         1,854,922       4,946,380       6,453,283       4,760,187
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                 (143,750)       (173,156)     (4,240,611)     (4,942,104)
---------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                   (7,274)        (13,172)       (463,583)       (230,737)
---------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                   (4,922)             --          (5,921)             --
---------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                  (89,451)        (79,688)       (206,528)             --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (2,418,648)     (1,684,658)             --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B               (631,985)       (208,721)             --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                (71,424)             --              --              --
---------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (692,785)       (424,530)             --              --
---------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (4,060,239)     (2,583,925)     (4,916,643)     (5,172,841)
---------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
  Shares sold                       9,664,091       9,214,469       9,968,742       8,082,041
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    2,483,065       1,776,922       3,239,373       3,653,159
---------------------------------------------------------------------------------------------
  Shares redeemed                  (7,918,925)     (6,715,142)    (19,528,142)    (23,815,232)
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                          4,228,231       4,276,249      (6,320,027)    (12,080,032)
---------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------
  Shares sold                       8,132,892       3,267,075       7,500,863       4,496,001
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      618,379         213,154         366,928         177,788
---------------------------------------------------------------------------------------------
  Shares redeemed                  (2,560,054)       (393,878)     (1,468,710)     (1,153,825)
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                          6,191,217       3,086,351       6,399,081       3,519,964
---------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------
  Shares sold                       1,623,970              --         491,753              --
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       64,561              --           5,436              --
---------------------------------------------------------------------------------------------
  Shares redeemed                    (411,829)             --          (1,730)             --
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                          1,276,702              --         495,459              --
---------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------
  Shares sold                       5,152,548       6,700,676       7,776,475              --
---------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      782,252         504,218         203,007              --
---------------------------------------------------------------------------------------------
  Shares redeemed                  (3,371,537)     (1,819,421)       (476,237)             --
---------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                          2,563,263       5,385,473       7,503,245              --
---------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions        14,259,413      12,748,073       8,077,758      (8,560,068)
---------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        12,054,096      15,110,528       9,614,398      (8,972,722)
---------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------
  Beginning of period           $  47,942,097   $  32,831,569   $  79,375,576   $  88,348,298
---------------------------------------------------------------------------------------------
  End of period                 $  59,996,193   $  47,942,097   $  88,989,974   $  79,375,576
---------------------------------------------------------------------------------------------

See notes to financial statements.

84                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                         HIGH-YIELD                     TAX-EXEMPT                       MANAGED
                                       BOND PORTFOLIO                INCOME PORTFOLIO                   PORTFOLIO
                                -----------------------------   ---------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    1997            1996            1997           1996           1997            1996
                                -------------   -------------   ------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $   5,875,927   $   4,626,639   $  1,259,307   $  1,503,075   $   1,197,777   $   1,722,342
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      2,743,109         746,203        372,519         54,614      12,784,062       4,191,029
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                (62,305)        (16,406)            --             --              --              --
---------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments         349,675       1,549,219        229,121       (497,297)     38,518,875      25,922,892
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         8,906,406       6,905,655      1,860,947      1,060,392      52,500,714      31,836,263
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                               (4,853,097)     (4,227,766)    (1,174,218)    (1,437,694)       (591,297)       (799,735)
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                 (972,857)       (398,943)       (83,769)       (65,432)         (7,511)       (286,048)
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                  (24,986)             --         (1,321)            --         (18,130)             --
---------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                  (24,987)             --             --             --        (607,068)       (643,498)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A                     --              --       (322,461)            --      (5,861,184)     (1,790,459)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B                     --              --        (39,833)            --      (4,171,627)     (1,012,095)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C                     --              --         (2,497)            --        (136,070)             --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y                     --              --             --             --      (3,007,927)     (1,018,912)
---------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (5,875,927)     (4,626,709)    (1,624,099)    (1,503,126)    (14,400,814)     (5,550,747)
---------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                      20,360,902      12,189,056      2,691,749      2,501,597      52,752,538      48,360,893
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    3,697,275       3,065,474      1,171,184      1,077,601       6,249,605       2,491,364
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (14,219,658)    (15,310,792)    (8,876,454)    (8,294,044)    (21,520,190)    (10,298,814)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                          9,838,519         (56,262)    (5,013,521)    (4,714,845)     37,481,953      40,553,443
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                      14,068,528       5,149,262      1,466,262      1,482,068      45,496,427      35,850,528
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                      701,407         269,854        100,177         57,257       3,984,094       1,222,567
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (3,320,942)       (754,001)      (728,264)      (403,587)     (6,915,745)     (2,767,399)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                         11,448,993       4,665,115        838,175      1,135,738      42,564,776      34,305,696
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                       1,690,084              --        181,367             --       3,630,893              --
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       18,460              --          3,787             --         143,683              --
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                    (255,370)             --             --             --         (69,464)             --
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                          1,453,174              --        185,154             --       3,705,112              --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------------------------------------
  Shares sold                         775,896              --             --             --      29,017,460      30,665,682
---------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                       24,887              --             --             --       3,614,889       1,662,410
---------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        (897)             --             --             --     (19,022,024)     (8,914,287)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                            799,886              --             --             --      13,610,325      23,413,805
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions        23,540,572       4,608,853     (3,990,192)    (3,579,107)     97,362,166      98,272,944
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        26,571,051       6,887,799     (3,753,344)    (4,021,841)    135,462,066     124,558,460
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $  62,020,878   $  55,133,079   $ 30,515,552   $ 34,537,393   $ 215,853,577   $  91,295,117
---------------------------------------------------------------------------------------------------------------------------
  End of period                 $  88,591,929   $  62,020,878   $ 26,762,208   $ 30,515,552   $ 351,315,643   $ 215,853,577
---------------------------------------------------------------------------------------------------------------------------


                                         MONEY MARKET
                                           PORTFOLIO
                                -------------------------------
                                  YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,
                                     1997             1996
                                --------------   --------------
FROM OPERATIONS:
  Net investment income (loss)  $    3,014,138   $    2,023,539
-------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                              --               --
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --               --
---------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) of investments               --               --
---------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets resulting from
 operations                          3,014,138        2,023,539
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                                (2,766,936)      (1,984,743)
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                  (181,537)         (38,796)
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   C                                    (6,468)              --
---------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                   (59,197)              --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class C                      --               --
---------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y                      --               --
---------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders      (3,014,138)      (2,023,539)
---------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------

CLASS A
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                      186,445,537      155,780,333
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                     2,799,348        1,843,341
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                 (179,852,529)    (138,874,791)
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class A                           9,392,356       18,748,883
---------------------------------------------------------------------------------------------------------------------------

CLASS B
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                       16,428,666        4,456,552
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                       165,715           35,289
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                  (11,957,685)      (3,542,604)
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class B                           4,636,696          949,237
---------------------------------------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                        3,804,829               --
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                         5,853               --
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                   (2,789,716)              --
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class C                           1,020,966               --
---------------------------------------------------------------------------------------------------------------------------

CLASS Y
---------------------------------------------------------------------------------------------------------------------------

  Shares sold                        3,225,033               --
---------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                        55,490               --
---------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                     (580,428)              --
---------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class Y                           2,700,095               --
---------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions         17,750,113       19,698,120
---------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                         17,750,113       19,698,120
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------

  Beginning of period           $   60,417,051   $   40,718,931
---------------------------------------------------------------------------------------------------------------------------

  End of period                 $   78,167,164   $   60,417,051
---------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     85

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

(A) Annualized.
(B) Not annualized.
(C) Total return does not include one time sales charge.
(D) Total return does not include contingent deferred sales charge.
(E) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(F) Effective September 1, 1995, ratio includes expenses paid indirectly.
(G) Based on average monthly shares outstanding.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
GROWTH PORTFOLIO (CLASS A)                            1997           1996           1995          1994         1993
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   13.10      $   10.44      $    7.76     $   8.26     $   7.96
Net Investment Income (Loss)                            (0.07)         (0.04)         (0.03)       (0.02)        0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                             4.23           3.44           3.13        (0.06)        0.84
                                                    ---------      ---------      ---------     --------     --------
Total from Investment Operations                         4.16           3.40           3.10        (0.08)        0.85
                                                    ---------      ---------      ---------     --------     --------
Dividends from Net Investment Income                       --             --             --           --         0.01
Distributions from Capital Gains                         0.35           0.74           0.42         0.42         0.54
                                                    ---------      ---------      ---------     --------     --------
Total Distributions                                      0.35           0.74           0.42         0.42         0.55
                                                    ---------      ---------      ---------     --------     --------
Net Asset Value End of Period                       $   16.91      $   13.10      $   10.44     $   7.76     $   8.26
                                                    ---------      ---------      ---------     --------     --------
Total Return(C)                                         31.76%         32.60%         39.99%      (0.99)%       10.59%
Net Assets End of Period (in thousands)             $ 424,280      $ 196,752      $ 122,559     $ 88,375     $ 90,902
Ratio of Expenses to Average Net Assets                  1.43%(F)       1.53%(F)       1.60%        1.56%        1.60%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.43%(F)       1.53%(F)       1.60%        1.56%        1.61%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.55)%        (0.39)%        (0.35)%      (0.30)%        0.10%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (0.55)%        (0.39)%        (0.35)%      (0.30)%        0.06%
Portfolio Turnover Rate                                 22.28%         29.90%         45.30%       64.50%      107.90%
Average commission per share(E)                     $  0.0509      $  0.0636

                                                          YEAR ENDED
                                                         DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------      -------------------------
GROWTH PORTFOLIO (CLASS B)                            1997           1996         5/1/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.97      $  10.41               $ 8.69
Net Investment Income (Loss)                            (0.11)        (0.06)               (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             4.15          3.36                 2.16
                                                    ---------      --------               ------
Total from Investment Operations                         4.04          3.30                 2.14
                                                    ---------      --------               ------
Dividends from Net Investment Income                       --            --                   --
Distributions from Capital Gains                         0.35          0.74                 0.42
                                                    ---------      --------               ------
Total Distributions                                      0.35          0.74                 0.42
                                                    ---------      --------               ------
Net Asset Value End of Period                       $   16.66      $  12.97               $10.41
                                                    ---------      --------               ------
Total Return(D)                                         31.15%        31.73%               24.66%(B)
Net Assets End of Period (in thousands)             $ 166,932      $ 36,483               $4,572
Ratio of Expenses to Average Net Assets                  1.98%(F)      2.10%(F)             2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.98%(F)      2.10%(F)             2.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.10)%       (0.96)%              (0.82)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.10)%       (0.96)%              (0.82)%(A)
Portfolio Turnover Rate                                 22.28%        29.90%               45.30%(A)
Average commission per share(E)                     $  0.0509      $ 0.0636

                       See notes to financial statements.

86                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD
                                                      5/1/97 THROUGH
GROWTH PORTFOLIO (CLASS C)                               12/31/97
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $   14.11
Net Investment Income (Loss)                                 (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  3.15
                                                           -------
Total from Investment Operations                              3.09
                                                           -------
Dividends from Net Investment Income                            --
Distributions from Capital Gains                              0.35
                                                           -------
Total Distributions                                           0.35
                                                           -------
Net Asset Value End of Period                            $   16.85
                                                           -------
Total Return(D)                                              21.91%
Net Assets End of Period (in thousands)                  $  26,601
Ratio of Expenses to Average Net Assets                       1.97%(F)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.97%(F)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (1.10)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (1.10)%
Portfolio Turnover Rate                                      22.28%
Average commission per share(E)                          $  0.0509

                                                                             FOR THE PERIOD
                                                       YEAR ENDED       -------------------------
GROWTH PORTFOLIO (CLASS Y)                          DECEMBER 31, 1997    8/8/96 THROUGH 12/31/96
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 13.12                 $ 11.96
Net Investment Income (Loss)                               (0.02)                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                4.27                    1.90
                                                         -------                 -------
Total from Investment Operations                            4.25                    1.90
                                                         -------                 -------
Dividends from Net Investment Income                          --                      --
Distributions from Capital Gains                            0.35                    0.74
                                                         -------                 -------
Total Distributions                                         0.35                    0.74
                                                         -------                 -------
Net Asset Value End of Period                            $ 17.02                 $ 13.12
                                                         -------                 -------
Total Return                                               32.40%                  15.91%(B)
Net Assets End of Period (in thousands)                  $44,596                 $ 2,339
Ratio of Expenses to Average Net Assets                     0.97%(F)                1.10%(A)(F)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   0.97%(F)                1.10%(A)(F)
Ratio of Net Investment Income (loss) to Average
 Net Assets                                               (0.10)%                   0.04%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets (Excluding Waivers)                           (0.10)%                   0.04%(A)
Portfolio Turnover Rate                                    22.28%                  29.90%(A)
Average commission per share(E)                          $0.0509                 $0.0636

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     87

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS A)                          05/01/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                     0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.05
                                                              -------
Total from Investment Operations                                 1.06
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.96
                                                              -------
Total Return(C)                                                 21.30%(B)
Net Assets End of Period (in thousands)                     $   3,196
Ratio of Expenses to Average Net Assets                          1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.52%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      0.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (4.66)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS B)                          05/01/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                    (0.00)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.04
                                                              -------
Total from Investment Operations                                 1.04
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.94
                                                              -------
Total Return(D)                                                 20.80%(B)
Net Assets End of Period (in thousands)                     $   1,820
Ratio of Expenses to Average Net Assets                          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.21%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets                                                    (0.23)%(A)
Ratio of Net Investment Income (loss) to Average
 Net Assets (Excluding Waivers)                                (4.29)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                       See notes to financial statements.

88                    THE ENTERPRISE GROUP OF FUNDS, INC.

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
EQUITY PORTFOLIO (CLASS C)                          05/01/97 THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $    5.00
Net Investment Income (Loss)                                     0.00
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     1.04
                                                              -------
Total from Investment Operations                                 1.04
                                                              -------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                                 0.10
                                                              -------
Total Distributions                                              0.10
                                                              -------
Net Asset Value End of Period                               $    5.94
                                                              -------
Total Return(D)                                                 20.89%(B)
Net Assets End of Period (in thousands)                     $     283
Ratio of Expenses to Average Net Assets                          2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        6.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (4.07)%(A)
Portfolio Turnover Rate                                         68.73%(A)
Average commission per share(E)                             $  0.0564

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     89

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD        FOR THE PERIOD
                                                            10/1/97                7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS A)                   THROUGH 12/31/97       THROUGH 9/30/97
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 25.71                $ 25.05
Net Investment Income (Loss)                                   0.01                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.04                   0.66
                                                            -------                -------
Total from Investment Operations                               0.05                   0.66
                                                            -------                -------
Dividends from Net Investment Income                           0.11                     --
Distributions from Capital Gains                               0.46                     --
                                                            -------                -------
Total Distributions                                            0.57                     --
                                                            -------                -------
Net Asset Value End of Period                               $ 25.19                $ 25.71
                                                            -------                -------
Total Return(C)                                                0.20%(B)               2.63%
Net Assets End of Period (in thousands)                     $ 4,032                $ 1,109
Ratio of Expenses to Average Net Assets                        1.50%(A)               1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.11%(A)               4.47%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.56%(A)               0.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.04)%(A)             (2.90)%
Portfolio Turnover Rate                                        1.46%(A)              15.69%
Average commission per share(E)                             $0.0600                $0.0560

                                                     FOR THE PERIOD    FOR THE PERIOD
                                                        10/1/97            7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS B)               THROUGH 12/31/97   THROUGH 9/30/97
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.68            $ 25.05
Net Investment Income (Loss)                              (0.01)             (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.03               0.64
                                                        -------            -------
Total from Investment Operations                           0.02               0.63
                                                        -------            -------
Dividends from Net Investment Income                       0.09                 --
Distributions from Capital Gains                           0.46                 --
                                                        -------            -------
Total Distributions                                        0.55                 --
                                                        -------            -------
Net Asset Value End of Period                           $ 25.15            $ 25.68
                                                        -------            -------
Total Return(D)                                            0.07%(B)           2.51%
Net Assets End of Period (in thousands)                 $ 3,257            $   992
Ratio of Expenses to Average Net Assets                    2.05%(A)           2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.66%(A)           4.59%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.02)%(A)         (0.34)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.63)%(A)         (2.87)%
Portfolio Turnover Rate                                    1.46%(A)          15.69%
Average commission per share(E)                         $0.0600            $0.0560

                       See notes to financial statements.

90                    THE ENTERPRISE GROUP OF FUNDS, INC.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD    FOR THE PERIOD
                                                        10/1/97            7/17/97
GROWTH AND INCOME PORTFOLIO (CLASS C)               THROUGH 12/31/97   THROUGH 9/30/97
--------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.68            $ 25.05
Net Investment Income (Loss)                             (0.02)              (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.05               0.64
                                                        -------            -------
Total from Investment Operations                           0.03               0.63
                                                        -------            -------
Dividends from Net Investment Income                       0.10                 --
Distributions from Capital Gains                           0.46                 --
Other                                                      0.00                 --
                                                        -------            -------
Total Distributions                                        0.56                 --
                                                        -------            -------
Net Asset Value End of Period                           $ 25.15            $ 25.68
                                                        -------            -------
Total Return(D)                                            0.10%(B)           2.51%
Net Assets End of Period (in thousands)                 $   561            $    99
Ratio of Expenses to Average Net Assets                    2.05%(A)           2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.64%(A)           4.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.03%(A)         (0.39)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.56)%(A)         (2.94)%
Portfolio Turnover Rate                                    1.46%(A)          15.69%
Average commission per share(E)                         $0.0600            $0.0560

                                                     FOR THE PERIOD
                                                        10/1/97          YEAR       YEAR       YEAR       YEAR       YEAR
                                                        THROUGH         ENDED      ENDED      ENDED      ENDED      ENDED
GROWTH AND INCOME PORTFOLIO (CLASS Y)                   12/31/97       9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.73        $  20.11   $  16.69   $  12.72   $  12.08   $  10.98
Net Investment Income (Loss)                               0.06             .35       0.21       0.13       0.15       0.18
Net Realized and Unrealized Gain (Loss) on
 Investments                                               0.02            6.18       3.45       4.22       0.74       1.84
                                                        -------        --------   --------   --------   --------   --------
Total from Investment Operations                           0.08            6.53       3.66       4.35       0.89       2.02
                                                        -------        --------   --------   --------   --------   --------
Dividends from Net Investment Income                       0.11             .20       0.24       0.16       0.14       0.28
Distributions from Capital Gains                           0.46            0.71         --       0.22       0.11       0.64
Other                                                      0.00              --         --         --         --         --
                                                        -------        --------   --------   --------   --------   --------
Total Distributions                                        0.57             .91       0.24       0.38       0.25       0.92
                                                        -------        --------   --------   --------   --------   --------
Net Asset Value End of Period                             25.24        $  25.73   $  20.11   $  16.69   $  12.72   $  12.08
                                                        -------        --------   --------   --------   --------   --------
Total Return                                               0.31%(B)       33.55%     22.21%     35.24%      7.47%     19.39%
Net Assets End of Period (in thousands)                 $15,542        $ 15,428   $  8,865   $  5,657   $  3,639   $  3,094
Ratio of Expenses to Average Net Assets                    1.05%(A)         .99%      0.97%      0.90%      0.90%      0.90%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  1.68%(A)        2.20%      2.05%      2.20%      2.23%      3.33%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                0.96%(A)        0.88%      1.23%      1.52%      1.17%      1.31%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            0.33%(A)      (0.33)%      0.15%      0.22%    (0.16)%    (1.12)%
Portfolio Turnover Rate                                    1.46%(A)       15.69%     18.08%     25.49%      9.64%     21.79%
Average commission per share(E)                         $0.0600        $ 0.0560   $ 0.0600         --         --         --

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     91

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------
EQUITY INCOME PORTFOLIO (CLASS A)                1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  22.44   $  20.73   $  16.43   $  17.75   $  16.93
Net Investment Income (Loss)                       0.17       0.41       0.45       0.44       0.52
Net Realized and Unrealized Gain (Loss) on
 Investments                                       5.95       3.27       5.00      (0.53)      1.74
                                               --------   --------   --------   --------   --------
Total from Investment Operations                   6.12       3.68       5.45      (0.09)      2.26
                                               --------   --------   --------   --------   --------
Dividends from Net Investment Income               0.15       0.40       0.45       0.44       0.50
Distributions from Capital Gains                   1.99       1.57       0.70       0.79       0.94
                                               --------   --------   --------   --------   --------
Total Distributions                                2.14       1.97       1.15       1.23       1.44
                                               --------   --------   --------   --------   --------
Net Asset Value End of Period                  $  26.42   $  22.44   $  20.73   $  16.43   $  17.75
                                               --------   --------   --------   --------   --------
Total Return(C)                                   28.08%     17.86%     33.38%    (0.49)%     13.45%
Net Assets End of Period (in thousands)        $ 97,932   $ 72,647   $ 61,906   $ 50,926   $ 49,920
Ratio of Expenses to Average Net Assets            1.50%      1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                               1.62%      1.68%      1.78%      1.73%      1.91%
Ratio of Net Investment Income to Average Net
 Assets                                            1.35%      1.87%      2.33%      2.50%      2.90%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                        1.23%      1.69%      2.06%      2.30%      2.51%
Portfolio Turnover Rate                           32.89%     33.22%     25.60%     41.40%     39.90%
Average commission per share(E)                $ 0.0600   $ 0.0615

                                                   YEAR ENDED
                                                  DECEMBER 31,            FOR THE PERIOD
                                               -------------------   -------------------------
EQUITY INCOME PORTFOLIO (CLASS B)                1997       1996      5/1/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  22.30   $  20.67            $18.12
Net Investment Income (Loss)                   $   0.12       0.24              0.29
Net Realized and Unrealized Gain (Loss) on
 Investments                                       5.83       3.30              3.40
                                               --------   --------            ------
Total from Investment Operations                   5.95       3.54              3.69
                                               --------   --------            ------
Dividends from Net Investment Income               0.09       0.34              0.44
Distributions from Capital Gains                   1.99       1.57              0.70
                                               --------   --------            ------
Total Distributions                                2.08       1.91              1.14
                                               --------   --------            ------
Net Asset Value End of Period                  $  26.17   $  22.30            $20.67
                                               --------   --------            ------
Total Return(D)                                   27.35%     17.22%            20.57%(B)
Net Assets End of Period (in thousands)        $ 19,055   $  5,615            $1,086
Ratio of Expenses to Average Net Assets            2.05%      2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                               2.17%      2.23%             2.23%(A)
Ratio of Net Investment Income to Average Net
 Assets                                            0.77%      1.32%             1.56%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                        0.65%      1.14%             1.33%(A)
Portfolio Turnover Rate                           32.89%     33.22%            25.60%(A)
Average commission per share(E)                $ 0.0600   $ 0.0615

                       See notes to financial statements.

92                    THE ENTERPRISE GROUP OF FUNDS, INC.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD FROM
EQUITY INCOME PORTFOLIO (CLASS C)                     5/1/97 THROUGH 12/31/97
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $ 24.26
Net Investment Income (Loss)                                     0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     4.14
                                                              -------
Total from Investment Operations                                 4.18
                                                              -------
Dividends from Net Investment Income                             0.14
Distributions from Capital Gains                                 1.99
                                                              -------
Total Distributions                                              2.13
                                                              -------
Net Asset Value End of Period                                   26.31
                                                              -------
Total Return(D)                                                 18.21%(B)
Net Assets End of Period (in thousands)                       $ 1,857
Ratio of Expenses to Average Net Assets                          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        2.20%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      0.69%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                  0.54%(A)
Portfolio Turnover Rate                                         32.89%(A)
Average commission per share(E)                               $0.0600

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     93

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS A)              1997        1996           1995        1994        1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   34.21   $   32.54      $   28.54   $   31.10   $   29.42
Net Investment Income (Loss)                            (0.37)      (0.31)         (0.25)      (0.13)      (0.15)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             7.31        5.69           7.59       (0.95)       1.83
                                                    ---------   ---------      ---------   ---------   ---------
Total from Investment Operations                         6.94        5.38           7.34       (1.08)       1.68
                                                    ---------   ---------      ---------   ---------   ---------
Dividends from Net Investment Income                       --          --             --          --          --
Distributions from Capital Gains                         5.61        3.71           3.34        1.48          --
                                                    ---------   ---------      ---------   ---------   ---------
Total Distributions                                      5.61        3.71           3.34        1.48          --
                                                    ---------   ---------      ---------   ---------   ---------
Net Asset Value End of Period                       $   35.54   $   34.21      $   32.54   $   28.54   $   31.10
                                                    ---------   ---------      ---------   ---------   ---------
Total Return(C)                                         20.27%      16.52%         25.72%     (3.46)%       5.71%
Net Assets End of Period (in thousands)             $ 112,738   $ 115,253      $ 121,207   $ 101,237   $ 103,187
Ratio of Expenses to Average Net Assets                  1.65%       1.60%(F)       1.65%       1.66%       1.64%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.65%       1.60%(F)       1.65%       1.66%       1.64%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.06)%     (0.87)%        (0.82)%     (0.50)%     (0.60)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.06)%     (0.87)%        (0.82)%     (0.50)%     (0.60)%
Portfolio Turnover Rate                                 60.73%      66.42%         65.20%      74.40%      61.90%
Average commission per share(E)                     $  0.0463   $  0.0486

                                                    YEAR ENDED DECEMBER
                                                            31,                  FOR THE PERIOD
                                                    -------------------     -------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS B)              1997       1996        5/1/95 THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  33.86   $  32.42              $30.04
Net Investment Income (Loss)                           (0.45)     (0.35)              (0.12)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            7.09       5.50                5.84
                                                    --------   --------              ------
Total from Investment Operations                        6.64       5.15                5.72
                                                    --------   --------              ------
Dividends from Net Investment Income                      --         --                  --
Distributions from Capital Gains                        5.61       3.71                3.34
                                                    --------   --------              ------
Total Distributions                                     5.61       3.71                3.34
                                                    --------   --------              ------
Net Asset Value End of Period                       $  34.89   $  33.86              $32.42
                                                    --------   --------              ------
Total Return(D)                                        19.60%     15.87%              18.99%(B)
Net Assets End of Period (in thousands)             $  7,862   $  5,047              $1,953
Ratio of Expenses to Average Net Assets                 2.21%      2.14%(F)            2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.21%      2.14%(F)            2.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (1.61)%    (1.43)%             (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (1.61)%    (1.43)%             (1.41)%(A)
Portfolio Turnover Rate                                60.73%     66.42%              65.20%(A)
Average commission per share(E)                     $ 0.0463   $ 0.0486

                       See notes to financial statements.

94                    THE ENTERPRISE GROUP OF FUNDS, INC.

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                              FROM
CAPITAL APPRECIATION PORTFOLIO (CLASS C)             5/1/97 THROUGH 12/31/97
                                                    -------------------------
Net Asset Value Beginning of Period                          $ 33.54
Net Investment Income (Loss)                                   (0.19)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                    7.69
                                                             -------
Total from Investment Operations                                7.50
                                                             -------
Dividends from Net Investment Income                            0.00
Distributions from Capital Gains                                5.61
                                                             -------
Total Distributions                                             5.61
                                                             -------
Net Asset Value End of Period                                $ 35.43
                                                             -------
Total Return(D)                                                22.35%(B)
Net Assets End of Period (in thousands)                      $   126
Ratio of Expenses to Average Net Assets                         2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                       2.21%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (1.88)%(A)
Portfolio Turnover Rate                                        60.73%(A)
Average commission per share(E)                              $0.0463

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     95

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS A)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.61                    $ 24.54
Net Investment Income (Loss)                                   0.18                      (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.85)                      2.12
                                                            -------                    -------
Total from Investment Operations                              (2.67)                      2.07
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.39                    $ 26.61
                                                            -------                    -------
Total Return(C)                                             (10.04)%(B)                   8.44%
Net Assets End of Period (in thousands)                     $ 4,861                    $ 2,102
Ratio of Expenses to Average Net Assets                        1.85%(A)                   1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.38%(A)                   4.48%
Ratio of Net Investment Income to Average Net
 Assets                                                      (1.56)%(A)                 (1.61)%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                                  (2.09)%(A)                 (4.25)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS B)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.58                    $ 24.54
Net Investment Income (Loss)                                   0.15                      (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.86)                      2.09
                                                            -------                    -------
Total from Investment Operations                              (2.70)                      2.04
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.33                    $ 26.58
                                                            -------                    -------
Total Return(D)                                             (10.16)%(B)                   8.31%
Net Assets End of Period (in thousands)                     $ 2,842                    $ 1,099
Ratio of Expenses to Average Net Assets                        2.40%(A)                   2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.93%(A)                   5.52%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (2.11)%(A)                 (2.18)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (2.64)%(A)                 (5.29)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                       See notes to financial statements.

96                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD FROM          FOR THE PERIOD
SMALL COMPANY GROWTH PORTFOLIO (CLASS C)            10/1/97 THROUGH 12/31/97   7/17/97 THROUGH 9/30/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 26.57                    $ 24.54
Net Investment Income (Loss)                                   0.16                      (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (2.86)                      2.10
                                                            -------                    -------
Total from Investment Operations                              (2.70)                      2.03
                                                            -------                    -------
Dividends from Net Investment Income                             --                         --
Distributions from Capital Gains                               0.55                         --
Other                                                            --                         --
                                                            -------                    -------
Total Distributions                                            0.55                         --
                                                            -------                    -------
Net Asset Value End of Period                               $ 23.32                    $ 26.57
                                                            -------                    -------
Total Return(D)                                             (10.16)%(B)                   8.27%
Net Assets End of Period (in thousands)                     $   795                    $   201
Ratio of Expenses to Average Net Assets                        2.40%(A)                   2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.93%(A)                   5.91%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (2.11)%(A)                 (2.15)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (2.64)%(A)                 (5.65)%
Portfolio Turnover Rate                                       23.68%(A)                 157.51%
Average commission per share(E)                             $0.0518                    $0.0503

                                                    FOR THE PERIOD FROM     YEAR       YEAR       YEAR       YEAR       YEAR
                                                      10/1/97 THROUGH      ENDED      ENDED      ENDED      ENDED      ENDED
SMALL COMPANY GROWTH PORTFOLIO (CLASS Y)                 12/31/97         9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 26.62         $  25.08   $  19.05   $  14.01   $  14.74   $  11.83
Net Investment Income (Loss)                                 0.16            (0.13)     (0.17)     (0.12)     (0.04)     (0.13)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                (2.81)            3.73       7.62       5.49       1.58       4.36
                                                          -------         --------   --------   --------   --------   --------
Total from Investment Operations                            (2.64)            3.60       7.45       5.37       1.54       4.23
                                                          -------         --------   --------   --------   --------   --------
Dividends from Net Investment Income                           --               --         --         --         --       0.11
Distributions from Capital Gains                             0.55             2.06       1.42       0.33       2.27       1.21
Other                                                          --               --
                                                          -------         --------   --------   --------   --------   --------
Total Distributions                                          0.55             2.06       1.42       0.33       2.27       1.32
                                                          -------         --------   --------   --------   --------   --------
Net Asset Value End of Period                             $ 23.43         $  26.62   $  25.08   $  19.05   $  14.01   $  14.74
                                                          -------         --------   --------   --------   --------   --------
Total Return                                               (9.92)%(B)        16.24%     42.07%     39.20%     11.89%     38.05%
Net Assets End of Period (in thousands)                   $13,540         $ 15,355   $  6,609   $  2,950   $  1,825   $  1,352
Ratio of Expenses to Average Net Assets                      1.40%(A)         1.84%      1.96%      1.85%      1.85%      1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    1.96%(A)         3.08%      3.46%      5.15%      6.16%      8.06%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                (1.12)%(A)       (1.30)%    (1.43)%    (1.33)%    (1.37)%    (1.34)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            (1.68)%(A)       (2.54)%    (2.93)%    (4.63)%    (5.68)%    (7.55)%
Portfolio Turnover Rate                                     23.68%(A)       157.51%     77.94%     84.05%     72.59%    144.49%
Average commission per share(E)                           $0.0518         $ 0.0503   $ 0.0486         --         --         --

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     97

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------------------------   -------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS A)               1997       1996       1995       1994     10/1/93 THROUGH 12/31/93
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.74   $   5.43   $   5.17   $   5.29            $ 5.00
Net Investment Income (Loss)                            0.01      (0.01)      0.02       0.03              0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.53       0.62       0.46      (0.01)             0.29
                                                    --------   --------   --------   --------            ------
Total from Investment Operations                        2.54       0.61       0.48       0.02              0.30
                                                    --------   --------   --------   --------            ------
Dividends from Net Investment Income                      --         --       0.02       0.03              0.01
Distributions from Capital Gains                        0.53       0.30       0.20       0.11                --
                                                    --------   --------   --------   --------            ------
Total Distributions                                     0.53       0.30       0.22       0.14              0.01
                                                    --------   --------   --------   --------            ------
Net Asset Value End of Period                       $   7.75   $   5.74   $   5.43   $   5.17            $ 5.29
                                                    --------   --------   --------   --------            ------
Total Return(C)                                        44.24%     11.28%      9.28%      0.34%             5.92%(B)
Net Assets End of Period (in thousands)             $ 45,310   $ 17,308   $ 19,720   $ 22,120            $8,118
Ratio of Expenses to Average Net Assets                 1.75%      1.75%      1.75%      1.75%             1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.95%      2.38%      2.21%      2.15%             4.00%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.05%    (0.13)%      0.32%      0.60%             0.10%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                           (0.15)%    (0.76)%    (0.14)%      0.18%           (1.54)%(A)
Portfolio Turnover Rate                                62.51%    143.58%     36.50%     16.70%               --%
Average commission per share(E)                     $ 0.0470   $ 0.0483

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS B)               1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.69   $   5.41            $ 5.28
Net Investment Income (Loss)                              --      (0.03)            (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.47       0.61              0.36
                                                    --------   --------            ------
Total from Investment Operations                        2.47       0.58              0.35
                                                    --------   --------            ------
Dividends from Net Investment Income                      --         --              0.02
Distributions from Capital Gains                        0.53       0.30              0.20
                                                    --------   --------            ------
Total Distributions                                     0.53       0.30              0.22
                                                    --------   --------            ------
Net Asset Value End of Period                       $   7.63   $   5.69            $ 5.41
                                                    --------   --------            ------
Total Return(D)                                        43.40%     10.77%             6.87%(B)
Net Assets End of Period (in thousands)             $ 22,013   $  2,606            $  862
Ratio of Expenses to Average Net Assets                 2.30%      2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.44%      2.92%             2.78%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.67)%    (0.77)%           (0.40)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (0.81)%    (1.39)%           (0.90)%(A)
Portfolio Turnover Rate                                62.51%    143.58%            36.50%(A)
Average commission per share(E)                     $ 0.0470   $ 0.0483

                       See notes to financial statements.

98                    THE ENTERPRISE GROUP OF FUNDS, INC.

SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
SMALL COMPANY VALUE PORTFOLIO (CLASS C)             5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $  6.14
Net Investment Income (Loss)                                  (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   2.15
                                                            -------
Total from Investment Operations                               2.13
                                                            -------
Dividends from Net Investment Income                             --
Distributions from Capital Gains                               0.53
                                                            -------
Total Distributions                                            0.53
                                                            -------
Net Asset Value End of Period                               $  7.74
                                                            -------
Total Return(D)                                               34.68%(B)
Net Assets End of Period (in thousands)                     $ 2,684
Ratio of Expenses to Average Net Assets                        2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.38%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.95)%(A)
Portfolio Turnover Rate                                       62.51%(A)
Average commission per share(E)                             $0.0470

                                                    YEAR ENDED DECEMBER
                                                            31,                 FOR THE PERIOD
                                                    -------------------   --------------------------
SMALL COMPANY VALUE PORTFOLIO (CLASS Y)               1997       1996      5/25/95 THROUGH 12/31/95
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   5.77   $   5.43            $  5.37
Net Investment Income (Loss)                            1.45       0.01               0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                            1.12       0.63               0.26
                                                    --------   --------             ------
Total from Investment Operations                        2.57       0.64               0.30
                                                    --------   --------             ------
Dividends from Net Investment Income                      --         --               0.04
Distributions from Capital Gains                        0.53       0.30               0.20
                                                    --------   --------             ------
Total Distributions                                     0.53       0.30               0.24
                                                    --------   --------             ------
Net Asset Value End of Period                       $   7.81   $   5.77            $  5.43
                                                    --------   --------             ------
Total Return                                           44.53%     11.83%              5.55%(B)
Net Assets End of Period (in thousands)             $    119   $  1,926            $ 2,832
Ratio of Expenses to Average Net Assets                 1.30%      1.30%              1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.85%      1.92%              1.81%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 2.74%      0.35%              0.18%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             2.19%    (0.27)%            (0.33)%(A)
Portfolio Turnover Rate                                62.51%    143.58%             36.50%(A)
Average commission per share(E)                     $ 0.0470   $ 0.0483

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     99

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS A)              1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  17.10   $  16.08   $  14.70   $  17.44   $  13.23
Net Investment Income (Loss)                            0.08       0.10       0.11      (0.01)     (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.73       1.88       2.12      (0.49)      4.79
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.81       1.98       2.23      (0.50)      4.77
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.07       0.09       0.09         --         --
Distributions from Capital Gains                        1.13       0.87       0.76       2.24       0.17
Other                                                     --         --         --         --       0.39
                                                    --------   --------   --------   --------   --------
Total Distributions                                     1.20       0.96       0.85       2.24       0.56
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  16.71   $  17.10   $  16.08   $  14.70   $  17.44
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         4.75%     12.32%     15.17%    (2.82)%     36.05%
Net Assets End of Period (in thousands)             $ 38,020   $ 34,837   $ 28,628   $ 27,523   $ 22,900
Ratio of Expenses to Average Net Assets                 2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.11%      2.19%      2.40%      2.51%      3.06%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             0.50%      0.61%      0.70%    (0.20)%    (0.10)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         0.39%      0.42%      0.30%    (0.70)%    (1.15)%
Portfolio Turnover Rate                                27.08%     23.79%     31.10%    116.10%     70.10%
Average commission per share(E)                     $ 0.0275   $ 0.0221

                                                        YEAR ENDED
                                                       DECEMBER 31,            FOR THE PERIOD
                                                    -------------------   -------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS B)              1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  16.97   $  16.02            $14.82
Net Investment Income (Loss)                            0.01       0.01             (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.69       1.87              2.08
                                                    --------   --------            ------
Total from Investment Operations                        0.70       1.88              2.06
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.01       0.06              0.10
Distributions from Capital Gains                        1.13       0.87              0.76
Other                                                     --         --                --
                                                    --------   --------            ------
Total Distributions                                     1.14       0.93              0.86
                                                    --------   --------            ------
Net Asset Value End of Period                       $  16.53   $  16.97            $16.02
                                                    --------   --------            ------
Total Return(D)                                         4.17%     11.72%            13.88%(B)
Net Assets End of Period (in thousands)             $  9,878   $  4,276            $1,094
Ratio of Expenses to Average Net Assets                 2.55%      2.55%             2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.67%      2.75%             2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.06)%      0.09%           (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (0.18)%    (0.11)%           (0.85)%(A)
Portfolio Turnover Rate                                27.08%     23.79%            31.10%(A)
Average commission per share(E)                     $ 0.0275   $ 0.0221

                       See notes to financial statements.

100                   THE ENTERPRISE GROUP OF FUNDS, INC.

INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
INTERNATIONAL GROWTH PORTFOLIO (CLASS C)            5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 17.51
Net Investment Income (Loss)                                  (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.39
                                                            -------
Total from Investment Operations                               0.36
                                                            -------
Dividends from Net Investment Income                           0.08
Distributions from Capital Gains                               1.13
                                                            -------
Total Distributions                                            1.21
                                                            -------
Net Asset Value End of Period                               $ 16.66
                                                            -------
Total Return(D)                                                2.07%(B)
Net Assets End of Period (in thousands)                     $ 1,113
Ratio of Expenses to Average Net Assets                        2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.71)%(A)
Portfolio Turnover Rate                                       27.08%(A)
Average commission per share(E)                             $0.0275

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
INTERNATIONAL GROWTH PORTFOLIO (CLASS Y)              1997       1996      7/5/95 THROUGH 12/31/95
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  17.10   $  16.07            $14.93
Net Investment Income (Loss)                            0.17       0.14              0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.72       1.92              2.02
                                                    --------   --------            ------
Total from Investment Operations                        0.89       2.06              2.04
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.15       0.16              0.14
Distributions from Capital Gains                        1.13       0.87              0.76
                                                    --------   --------            ------
Total Distributions                                 $   1.28       1.03              0.90
                                                    --------   --------            ------
Net Asset Value End of Period                       $  16.71   $  17.10            $16.07
                                                    --------   --------            ------
                                                    --------   --------            ------
Total Return                                            5.21%     12.86%            13.65%(B)
Net Assets End of Period (in thousands)             $ 10,986   $  8,828            $3,109
Ratio of Expenses to Average Net Assets                 1.55%      1.55%             1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.66%      1.75%             1.75%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.95%      1.03%             0.26%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             0.84%      0.84%             0.05%(A)
Portfolio Turnover Rate                                27.08%     23.79%            31.10%(A)
Average commission per share(E)                     $ 0.0275   $ 0.0221

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    101

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)             1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.80   $  11.83   $  10.62   $  12.44   $   12.47
Net Investment Income (Loss)                            0.73       0.74       0.76       0.87        0.92
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.23      (0.03)      1.21      (1.82)       0.21
                                                    --------   --------   --------   --------   ---------
Total from Investment Operations                        0.96       0.71       1.97      (0.95)       1.13
                                                    --------   --------   --------   --------   ---------
Dividends from Net Investment Income                    0.73       0.74       0.76       0.87        0.92
Distributions from Capital Gains                          --         --         --         --        0.24
                                                    --------   --------   --------   --------   ---------
Total Distributions                                     0.73       0.74       0.76       0.87        1.16
                                                    --------   --------   --------   --------   ---------
Net Asset Value End of Period                       $  12.03   $  11.80   $  11.83   $  10.62   $   12.44
                                                    --------   --------   --------   --------   ---------
Total Return(C)                                         8.39%      6.29%     19.00%    (7.81)%       9.26%
Net Assets End of Period (in thousands)             $ 68,639   $ 73,693   $ 86,224   $ 84,431   $ 106,541
Ratio of Expenses to Average Net Assets                 1.30%      1.30%      1.30%      1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.46%      1.42%      1.44%      1.35%       1.44%
Ratio of Net Investment Income to Average Net
 Assets                                                 6.16%      6.35%      6.66%      7.60%       7.20%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             6.00%      6.23%      6.52%      7.59%       7.03%
Portfolio Turnover Rate                                 9.61%      0.17%        --%     27.20%      90.10%

                                                        YEAR ENDED
                                                       DECEMBER 31,           FOR THE PERIOD
                                                    ------------------   -------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS B)             1997      1996      5/1/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.79   $ 11.83            $11.12
Net Investment Income (Loss)                            0.66      0.68              0.44
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.23     (0.04)             0.71
                                                    --------   -------            ------
Total from Investment Operations                        0.89      0.64              1.15
                                                    --------   -------            ------
Dividends from Net Investment Income                    0.66      0.68              0.44
Distributions from Capital Gains                          --        --                --
                                                    --------   -------            ------
Total Distributions(D)                                  0.66      0.68              0.44
                                                    --------   -------            ------
Net Asset Value End of Period                       $  12.02   $ 11.79            $11.83
                                                    --------   -------            ------
Total Return                                            7.81%     5.61%            10.47%(B)
Net Assets End of Period (in thousands)             $ 12,285   $ 5,683            $2,124
Ratio of Expenses to Average Net Assets                 1.85%     1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.01%     1.96%             1.91%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 5.55%     5.79%             5.64%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             5.39%     5.68%             5.58%(A)
Portfolio Turnover Rate                                 9.61%     0.17%               --%(A)

                       See notes to financial statements.

102                   THE ENTERPRISE GROUP OF FUNDS, INC.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
GOVERNMENT SECURITIES PORTFOLIO (CLASS C)           5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $11.63
Net Investment Income (Loss)                                  0.46
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.40
                                                            ------
Total from Investment Operations                              0.86
                                                            ------
Dividends from Net Investment Income                          0.46
Distributions from Capital Gains                                --
                                                            ------
Total Distributions                                           0.46
                                                            ------
Net Asset Value End of Period                               $12.03
                                                            ------
Total Return(D)                                               7.49%(B)
Net Assets End of Period (in thousands)                     $  498
Ratio of Expenses to Average Net Assets                       1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     2.03%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   5.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               5.21%(A)
Portfolio Turnover Rate                                       9.61%(A)

                                                        FOR THE PERIOD
                                                       7/17/97 THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS Y)                  12/31/97
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $11.87
Net Investment Income (Loss)                                  0.35
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.15
                                                            ------
Total from Investment Operations                              0.50
                                                            ------
Dividends from Net Investment Income                          0.35
Distributions from Capital Gains                                --
                                                            ------
Total Distributions                                           0.35
                                                            ------
Net Asset Value End of Period                               $12.02
                                                            ------
Total Return                                                  4.02%(B)
Net Assets End of Period (in thousands)                     $7,569
Ratio of Expenses to Average Net Assets                       0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.02%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                       6.40%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                                   6.23%(A)
Portfolio Turnover Rate                                       9.61%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    103

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31, 1997
                                                    ----------------------------------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS A)                   1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.84   $  11.39   $  10.72   $  11.70   $  10.83
Net Investment Income (Loss)                            0.99       0.94       0.99       0.97       0.95
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.51       0.45       0.67      (0.97)      0.89
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        1.50       1.39       1.66         --       1.84
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.99       0.94       0.99       0.98       0.97
Distributions from Capital Gains                          --         --         --         --         --
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.99       0.94       0.99       0.98       0.97
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  12.35   $  11.84   $  11.39   $  10.72   $  11.70
                                                    --------   --------   --------   --------   --------
Total Return(C)                                        13.18%     12.78%     16.00%      0.05%     17.58%
Net Assets End of Period (in thousands)             $ 66,422   $ 54,129   $ 52,182   $ 44,822   $ 44,361
Ratio of Expenses to Average Net Assets                 1.30%      1.30%      1.30%      1.30%      1.30%(G)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.47%      1.50%      1.52%      1.45%      1.59%
Ratio of Net Investment Income to Average Net
 Assets                                                 8.20%      8.21%      8.80%      8.60%      8.20%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             8.03%      8.01%      8.58%      8.52%      7.95%
Portfolio Turnover Rate                               175.38%    180.13%     88.50%    113.00%    121.20%

                                                    YEAR ENDED DECEMBER
                                                            31,                FOR THE PERIOD
                                                    -------------------   -------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS B)                   1997       1996      5/1/95 THROUGH 12/31/95
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  11.84   $  11.39            $11.11
Net Investment Income (Loss)                            0.77       0.88              0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.51       0.45              0.28
                                                    --------   --------            ------
Total from Investment Operations                        1.28       1.33              0.89
                                                    --------   --------            ------
Dividends from Net Investment Income                    0.77       0.88              0.61
Distributions from Capital Gains                          --         --                --
                                                    --------   --------            ------
Total Distributions                                     0.77       0.88              0.61
                                                    --------   --------            ------
Net Asset Value End of Period                       $  12.35   $  11.84            $11.39
                                                    --------   --------            ------
Total Return(D)                                        12.59%     12.16%             8.12%(B)
Net Assets End of Period (in thousands)             $ 19,898   $  7,892            $2,951
Ratio of Expenses to Average Net Assets                 1.85%      1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.02%      2.05%             2.09%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 7.51%      7.74%             7.84%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             7.35%      7.55%             7.68%(A)
Portfolio Turnover Rate                               175.38%    180.13%            88.50%(A)

                       See notes to financial statements.

104                   THE ENTERPRISE GROUP OF FUNDS, INC.

HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    5/1/97 THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS C)                    12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 11.71
Net Investment Income (Loss)                              0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.64
                                                       -------
Total from Investment Operations                          1.25
                                                       -------
Dividends from Net Investment Income                      0.61
Distributions from Capital Gains                            --
                                                       -------
Total Distributions                                       0.61
                                                       -------
Net Asset Value End of Period                          $ 12.35
                                                       -------
Total Return(D)                                          10.87%(B)
Net Assets End of Period (in thousands)                $ 1,463
Ratio of Expenses to Average Net Assets                   1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 2.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               6.84%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           6.68%(A)
Portfolio Turnover Rate                                 175.38%(A)

                                                    FOR THE PERIOD
                                                       7/25/97
                                                       THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS Y)                    12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 12.17
Net Investment Income (Loss)                              0.67
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.18
                                                       -------
Total from Investment Operations                          0.85
                                                       -------
Dividends from Net Investment Income                      0.67
Distributions from Capital Gains                            --
                                                       -------
Total Distributions                                       0.67
                                                       -------
Net Asset Value End of Period                          $ 12.35
                                                       -------
Total Return                                              5.24%(B)
Net Assets End of Period (in thousands)                $   809
Ratio of Expenses to Average Net Assets                   0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 1.02%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                   8.26%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                               8.09%(A)
Portfolio Turnover Rate                                 175.38%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    105

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS A)                 1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  13.83   $  13.99   $  12.80   $  14.31   $  13.60
Net Investment Income (Loss)                            0.63       0.64       0.65       0.67       0.70
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.31      (0.16)      1.21      (1.48)      0.73
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.94       0.48       1.86      (0.81)      1.43
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.63       0.64       0.65       0.68       0.70
Distributions from Capital Gains                        0.19         --       0.02       0.02       0.02
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.82       0.64       0.67       0.70       0.72
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  13.95   $  13.83   $  13.99   $  12.80   $  14.31
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         6.96%      3.54%     14.85%    (5.69)%     10.76%
Net Assets End of Period (in thousands)             $ 23,695   $ 28,478   $ 33,626   $ 34,297   $ 41,702
Ratio of Expenses to Average Net Assets                 1.22%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.60%      1.41%      1.42%      1.28%      1.39%
Ratio of Net Investment Income to Average Net
 Assets                                                 4.50%      4.64%      4.82%      5.00%      4.90%
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             4.12%      4.48%      4.65%      4.97%      4.79%
Portfolio Turnover Rate                                 0.94%      0.91%      0.75%     25.70%      8.30%

                                                       YEAR ENDED
                                                      DECEMBER 31,           FOR THE PERIOD
                                                    -----------------   -------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS B)                1997      1996      5/1/95 THROUGH 12/31/95
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $ 13.83   $ 13.99            $13.44
Net Investment Income (Loss)                           0.55      0.56              0.38
Net Realized and Unrealized Gain (Loss) on
 Investments                                           0.31    (0.16)              0.57
                                                    -------   -------            ------
Total from Investment Operations                       0.86      0.40              0.95
                                                    -------   -------            ------
Dividends from Net Investment Income                   0.55      0.56              0.38
Distributions from Capital Gains                       0.19        --              0.02
                                                    -------   -------            ------
Total Distributions                                    0.74      0.56              0.40
                                                    -------   -------            ------
Net Asset Value End of Period                       $ 13.95   $ 13.83            $13.99
                                                    -------   -------            ------
Total Return(D)                                        6.36%     2.96%             7.18%(B)
Net Assets End of Period (in thousands)             $ 2,883   $ 2,037            $  912
Ratio of Expenses to Average Net Assets                1.76%     1.80%             1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              2.16%     1.96%             1.98%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                3.94%     4.07%             4.08%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                            3.54%     3.92%             3.94%(A)
Portfolio Turnover Rate                                0.94%     0.91%             0.75%(A)

                       See notes to financial statements.

106                   THE ENTERPRISE GROUP OF FUNDS, INC.

TAX-EXEMPT INCOME PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                    5/1/97 THROUGH
TAX-EXEMPT INCOME PORTFOLIO (CLASS C)                  12/31/97
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $13.68
Net Investment Income (Loss)                              0.36
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.46
                                                        ------
Total from Investment Operations                          0.82
                                                        ------
Dividends from Net Investment Income                      0.36
Distributions from Capital Gains                          0.19
                                                        ------
Total Distributions                                       0.55
                                                        ------
Net Asset Value End of Period                           $13.95
                                                        ------
Total Return(D)                                           6.14%(B)
Net Assets End of Period (in thousands)                 $  184
Ratio of Expenses to Average Net Assets                   1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 2.34%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               3.99%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           3.32%(A)
Portfolio Turnover Rate                                   0.94%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    107

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,           FOR THE PERIOD
                                                              -------------------------------  -------------------------
MANAGED PORTFOLIO (CLASS A)                                     1997       1996       1995     10/1/94 THROUGH 12/31/94
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $    7.97  $    6.70  $    4.91          $    5.00
Net Investment Income (Loss)                                       0.04       0.06       0.04               0.01
Net Realized and Unrealized Gain (Loss) on Investments             1.64       1.41       1.81             (0.09)
                                                              ---------  ---------  ---------             ------
Total from Investment Operations                                   1.68       1.47       1.85             (0.08)
                                                              ---------  ---------  ---------             ------
Dividends from Net Investment Income                               0.04       0.06       0.03               0.01
Distributions from Capital Gains                                   0.36       0.14       0.03                 --
                                                              ---------  ---------  ---------             ------
Total Distributions                                                0.40       0.20       0.06               0.01
                                                              ---------  ---------  ---------             ------
Net Asset Value End of Period                                 $    9.25  $    7.97  $    6.70          $    4.91
                                                              ---------  ---------  ---------             ------
Total Return(C)                                                   21.05%     22.08%     37.68%            (1.58)%(B)
Net Assets End of Period (in thousands)                       $ 156,608  $ 101,022  $  47,839          $   7,872
Ratio of Expenses to Average Net Assets                            1.49%      1.57%      1.75%              1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)        1.49%      1.57%      1.90%              3.71%(A)
Ratio of Net Investment Income to Average Net Assets               0.47%      1.12%      1.09%              1.30%(A)
Ratio of Net Investment Income to Average Net Assets
 (Excluding Waivers)                                               0.47%      1.12%      0.94%            (0.32)%(A)
Portfolio Turnover Rate                                           28.17%     33.21%     26.40%             27.10%(A)
Average commission per share(E)                               $  0.0552  $  0.0551

                                                              YEAR ENDED DECEMBER
                                                                      31,               FOR THE PERIOD
                                                              --------------------  -----------------------
MANAGED PORTFOLIO (CLASS B)                                     1997       1996     5/1/95 THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $    7.93  $    6.68         $    5.68
Net Investment Income (Loss)                                     (0.01)       0.02              0.01
Net Realized and Unrealized Gain (Loss) on Investments             1.63       1.41              1.05
                                                              ---------  ---------           -------
Total from Investment Operations                                   1.62       1.43              1.06
                                                              ---------  ---------           -------
Dividends from Net Investment Income                                 --       0.04              0.03
Distributions from Capital Gains                                   0.36       0.14              0.03
                                                              ---------  ---------           -------
Total Distributions                                                0.36       0.18              0.06
                                                              ---------  ---------           -------
Net Asset Value End of Period                                 $    9.19  $    7.93         $    6.68
                                                              ---------  ---------           -------
Total Return(D)                                                   20.45%     21.50%            18.38%(B)
Net Assets End of Period (in thousands)                       $ 110,213  $  57,037         $  16,792
Ratio of Expenses to Average Net Assets                            2.04%      2.13%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)        2.04%      2.13%             2.45%(A)
Ratio of Net Investment Income to Average Net Assets             (0.09)%      0.52%             0.31%(A)
Ratio of Net Investment Income to Average Net Assets
 (Excluding Waivers)                                             (0.09)%      0.52%             0.14%(A)
Portfolio Turnover Rate                                           28.17%     33.21%            26.40%(A)
Average commission per share(E)                               $  0.0552  $  0.0551

                       See notes to financial statements.

108                   THE ENTERPRISE GROUP OF FUNDS, INC.

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
MANAGED PORTFOLIO (CLASS C)                         5/1/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                        $    8.24
Net Investment Income (Loss)                                   (0.00)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                    1.38
                                                             -------
Total from Investment Operations                                1.38
                                                             -------
Dividends from Net Investment Income                            0.05
Distributions from Capital Gains                                0.36
                                                             -------
Total Distributions                                             0.41
                                                             -------
Net Asset Value End of Period                              $    9.21
                                                             -------
Total Return(D)                                                16.74%(B)
Net Assets End of Period (in thousands)                    $   3,614
Ratio of Expenses to Average Net Assets                         2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                       2.06%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (0.18)%(A)
Portfolio Turnover Rate                                        28.17%(A)
Average commission per share                               $  0.0552

                                                    YEAR ENDED DECEMBER
                                                            31,               FOR THE PERIOD
                                                    -------------------   -----------------------
MANAGED PORTFOLIO (CLASS Y)                           1997       1996     7/5/95 THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   7.98   $   6.70           $  6.17
Net Investment Income (Loss)                            0.08       0.09              0.03
Net Realized and Unrealized Gain (Loss) on
 Investments                                            1.64       1.42              0.57
                                                    --------   --------           -------
Total from Investment Operations                        1.72       1.51              0.60
                                                    --------   --------           -------
Dividends from Net Investment Income                    0.07       0.09              0.04
Distributions from Capital Gains                        0.36       0.14              0.03
                                                    --------   --------           -------
Total Distributions                                     0.43       0.23              0.07
                                                    --------   --------           -------
Net Asset Value End of Period                       $   9.27   $   7.98           $  6.70
                                                    --------   --------           -------
Total Return                                           21.60%     22.63%             9.80%(B)
Net Assets End of Period (in thousands)             $ 80,879   $ 57,794           $26,664
Ratio of Expenses to Average Net Assets                 1.04%      1.12%             1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.04%      1.12%             1.41%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                 0.92%      1.57%             1.39%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                             0.92%      1.57%             1.28%(A)
Portfolio Turnover Rate                                28.17%     33.21%            26.40%(A)
Average commission per share(E)                     $ 0.0552   $ 0.0551

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    109

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
MONEY MARKET PORTFOLIO (CLASS A)                      1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net Investment Income (Loss)                            0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                    0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Total Distributions                                     0.05       0.04       0.05       0.03       0.02
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
Total Return(C)                                         4.69%      4.51%      5.05%      3.34%      2.24%
Net Assets End of Period (in thousands)             $ 68,466   $ 59,074   $ 40,325   $ 32,334   $ 18,302
Ratio of Expenses to Average Net Assets                 1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.24%      1.18%      1.35%      1.33%      1.72%
Ratio of Net Investment Income to Average Net
 Assets                                                 4.59%      4.42%      4.92%      3.30%      2.20%
Ratio of Net Investment to Average Net Assets
 (Excluding Waivers)                                    4.35%      4.24%      4.57%      3.08%      1.47%

                                                       YEAR ENDED
                                                      DECEMBER 31,           FOR THE PERIOD
                                                    -----------------   -------------------------
MONEY MARKET PORTFOLIO (CLASS B)                     1997      1996      5/1/95 THROUGH 12/31/95
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  1.00   $  1.00             $1.00
Net Investment Income (Loss)                           0.04      0.04              0.03
                                                    -------   -------             -----
Total from Investment Operations                       0.04      0.04              0.03
                                                    -------   -------             -----
Dividends from Net Investment Income                   0.04      0.04              0.03
                                                    -------   -------             -----
Total Distributions                                    0.04      0.04              0.03
                                                    -------   -------             -----
Net Asset Value End of Period                       $  1.00   $  1.00             $1.00
                                                    -------   -------             -----
Total Return(D)                                        4.11%     3.94%             2.95%(B)
Net Assets End of Period (in thousands)             $ 5,980   $ 1,344             $ 394
Ratio of Expenses to Average Net Assets                1.55%     1.55%             1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              1.79%     1.73%             1.88%(A)
Ratio of Net Investment Income to Average Net
 Assets                                                4.09%     3.85%             4.23%(A)
Ratio of Net Investment Income to Average Net
 Assets (Excluding Waivers)                            3.85%     3.68%             3.90%(A)

                       See notes to financial statements.

110                   THE ENTERPRISE GROUP OF FUNDS, INC.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD
                                                    -----------------------
MONEY MARKET PORTFOLIO (CLASS C)                    5/1/97 THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 1.00
Net Investment Income (Loss)                                  0.02
                                                            ------
Total from Investment Operations                              0.02
                                                            ------
Dividends from Net Investment Income                          0.02
                                                            ------
Total Distributions                                           0.02
                                                            ------
Net Asset Value End of Period                               $ 1.00
                                                            ------
Total Return(D)                                               2.86%(B)
Net Assets End of Period (in thousands)                     $1,021
Ratio of Expenses to Average Net Assets                       1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     1.85%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   4.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               3.85%(A)

                                                         FOR THE PERIOD
                                                    ------------------------
MONEY MARKET PORTFOLIO (CLASS Y)                    7/17/97 THROUGH 12/31/97
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                          $ 1.00
Net Investment Income (Loss)                                   0.02
                                                             ------
Total from Investment Operations                               0.02
                                                             ------
Dividends from Net Investment Income                           0.02
                                                             ------
Total Distributions                                            0.02
                                                             ------
Net Asset Value End of Period                                $ 1.00
                                                             ------
Total Return                                                   2.31%(B)
Net Assets End of Period (in thousands)                      $2,700
Ratio of Expenses to Average Net Assets                        0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      0.95%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    4.96%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                4.71%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    111

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND

The Enterprise Group of Funds, Inc. (the "Fund") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios.

Prior to July 17, 1997, the Growth and Income and Small Company Growth Portfolios were part of Retirement System Fund, Inc. ("RSF"). On July 17, 1997, the Fund acquired all of the assets and liabilities of these RSF portfolios. The acquisition, which was approved by the shareholders of Retirement System Fund, Inc. was accomplished by an even exchange of shares of the Fund for the shares then outstanding of RSF as follows:

PORTFOLIO                                                                           SHARES      RSF NAV
--------------------------------------------------------------------------------  ----------  -----------
Growth and Income                                                                    600,588   $   25.21
Small Company Growth                                                                 578,969       24.76

In addition, on July 17, 1997, the Fund acquired the net assets of the Intermediate-Term Fixed-Income Fund and Money Market Fund which were combined with the net assets of the Fund's Government Securities and Money Market Portfolios, respectively.

Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The net assets of the corresponding RSF Growth and Income Portfolio, Small Company Growth Portfolio, Government Securities Portfolio and Money Market Portfolio were $15,141,711, $14,335,622, $6,865,850 and $2,061,980, respectively. The tax and book year-end of the Growth and Income and Small Company Growth Portfolios has been changed to December 31 after the close of the previous year end September 30, 1997.

The Fund offers Class A, B, C and Y shares. Shares of each Class represent an identical interest in the investments of their respective portfolios and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares are subject to a maximum sales charge of 4.75%. Upon redemption, Class B shares are subject to a maximum contingent sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares will automatically convert to Class A shares of the same fund eight years after purchase. On May 1, 1997, the Fund began offering Class C shares which are subject to a maximum contingent sales charge of 1%, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to sales charges.

112                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION -- Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities. Securities held by the Money Market Portfolio are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%.

SPECIAL VALUATION RISKS -- As part of its investment program, the Government Securities Portfolio invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower-rated securities in which the High-Yield Bond Portfolio may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower-quality bonds may be less active and less liquid than the trading market for higher-quality bonds.

REPURCHASE AGREEMENTS -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value is at least equal to the repurchase price.

FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract a Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

FOREIGN CURRENCY TRANSLATION -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    113

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The fund does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premium and discounts on securities are amortized for both financial and tax purposes.

EXPENSES -- Each portfolio and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL INCOME TAXES -- No provision for federal income or excise taxes is required, because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Portfolios are charged management fees by Enterprise Capital Management, Inc. ("Enterprise Capital") for furnishing management and administrative services. Enterprise Capital has also agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. Enterprise Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of Enterprise Capital, serves as principal underwriter for shares of the Fund. The Directors of the Fund have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Portfolio will pay

114                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
the Distributor a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are equal to the following annual percentage of average net assets for each class of shares:

                                                                                              MAXIMUM
                                                           DISTRIBUTION FEE               EXPENSE AMOUNT
                                                      ---------------------------  -----------------------------
PORTFOLIO                            MANAGEMENT FEE    A       B       C      Y      A       B       C       Y
-----------------------------------  --------------   ----   -----   -----   ----  -----   -----   -----   -----
Growth                                     .75%       .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Equity                                     .75%       .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Growth and Income                          .75%       .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Equity Income                              .75%       .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Capital Appreciation                       .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Small Company Growth                      1.00%       .45%   1.00%   1.00%   none  1.85%   2.40%   2.40%   1.40%
Small Company Value                        .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
International Growth                       .85%       .45%   1.00%   1.00%   none  2.00%   2.55%   2.55%   1.55%
Government Securities                      .60%       .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
High-Yield Bond                            .60%       .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
Tax-Exempt Income                          .50%       .45%   1.00%   1.00%   none  1.10%   1.65%   1.65%    .65%
Managed                                    .75%       .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Money Market                               .35%       .30%    .85%    .85%   none  1.00%   1.55%   1.55%    .70%

Prior to October 1, 1997, the maximum expense amount for the Tax-Exempt Income Portfolio was 1.25%, 1.80%, 1.80%, and .80% for Classes A, B, C, and Y, respectively.

Prior to July 17, 1997, Retirement System Investors Inc. ("RSI") served as adviser, Retirement Systems Distributors Inc. ("RSD") served as distributor, and Retirement Systems Consultants Inc. ("RSC") served as transfer agent and registrar to RSF. The fees paid to RSI, RSD, and RSC as a percentage of net assets and in dollars are as follows:

PORTFOLIO                                           RSI MANAGEMENT FEE     RSD DISTRIBUTION FEE      RSC SERVICE FEE
------------------------------------------------  ----------------------  -----------------------  -------------------
Growth and Income                                            .60%                     .25%                   .60%
Small Company Growth (10/1/96-3/31/97)                      1.20%                     .25%                   .60%
Small Company Growth (4/1/97-7/16/97)                        .85%                     .25%                   .60%

                                                                       RSD DISTRIBUTION
PORTFOLIO                                        RSI MANAGEMENT FEE           FEE          RSC SERVICE FEE
-----------------------------------------------  -------------------  -------------------  ---------------
Growth and Income                                    $    54,002          $    22,502        $    54,002
Small Company Growth                                      85,221               20,407             48,979

MAXIMUM EXPENSE AMOUNTS -- For the period October 1, 1996, through July 16, 1997, RSF waived .20% of its management fee on Small Company Growth. In addition, RSD limited its distribution fee for Growth and Income and Small Company Growth to .20% for the period October 1, 1996, through July 16, 1997. For the period October 1, 1996, through July 16, 1997, RSF and its affiliates reimbursed fees for the Growth and Income and Small Company Growth Portfolios amounting to $80,829 and $72,400, respectively.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    115

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

Enterprise Capital is a wholly owned subsidiary of The Mutual Life Insurance Company of New York, Inc. ("MONY") MONY and its subsidiaries and affiliates had the following investments in the portfolios as of December 31, 1997:

PORTFOLIO                                                          A           B           C            Y
------------------------------------------------------------  -----------  ----------  ----------  -----------
Growth                                                        $   197,832          --  $    1,225           --
Equity                                                          1,210,536  $    1,208       1,209           --
Growth and Income                                                   1,028       1,026       1,026           --
Equity Income                                                   1,094,659          --       1,179           --
Capital Appreciation                                                   --          --       1,223           --
Small Company Growth                                                  976         973         973           --
Small Company Value                                               319,382          --       1,351           --
International Growth                                            2,387,191          --       1,028  $10,919,839
Government Securities                                           1,132,110          --       1,076           --
High-Yield Bond                                                   102,098          --       1,112           --
Tax-Exempt Income                                                      --          --       1,062           --
Managed                                                         2,814,593          --       1,167   77,606,554
Money Market                                                           --          --       1,029           --

Enterprise Capital has subadvisory agreements with various investment advisors as Portfolio Managers for the Portfolios of the Fund. The management fee, as a percentage of average net assets of a Portfolio, is paid to Enterprise Capital which pays a portion of the fee to the Portfolio Manager. 1740 Advisers, Inc., a wholly owned subsidiary of MONY, is the Portfolio Manager for the Equity Income Portfolio. For the year ended December 31, 1997, Enterprise Capital incurred subadvisory fees payable to 1740 Advisers, Inc., related to the Equity Income Portfolio of $29,056.

The portion of sales charges paid to MONY Securities Corporation, a wholly owned subsidiary of MONY, from the proceeds of the sale of fund shares was $6,308,464 for the year ended December 31, 1997. The portion of sales charges paid to the Distributor was $1,231,024 for the year ended December 31, 1997.

The Distributor uses its distribution fee from the Fund to pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with the Distributor. During 1997, the Distributor incurred $1,083,135 of services fees payable to MONY Securities Corporation.

4. FINANCIAL INSTRUMENTS

As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio will enter into forward contracts only for hedging purposes. The Portfolio may be required to set aside liquid assets in a segregated custodial account to cover its obligations. At December 31, 1997, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is

116                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1997, are as follows:

                        CONTRACT TO               NET UNREALIZED
SETTLEMENT  ------------------------------------   APPRECIATION/
   DATE          RECEIVE            DELIVER       (DEPRECIATION)
----------  -----------------  -----------------  ---------------
 1/20/98    USD  1,257,269     AUD 1,700,000         $ 148,801
 1/20/98    USD  1,204,489     BEL 44,000,000           15,555
 1/20/98    CAD 1,400,000      USD  1,033,973          (53,595)
 1/20/98    CHF  3,300,000     USD  2,288,171          (24,234)
 1/20/98    USD   760,982      CHF  1,100,000            6,337
 1/20/98    DEM   822,000      USD   458,577            (1,510)
 1/20/98    USD   310,980      DEM   550,000             4,886
 1/20/98    DKK 3,500,000      USD   518,488            (7,151)
 1/20/98    FRF  7,000,000     USD  1,145,827           18,602
 1/20/98    USD  3,677,200     GBP  2,200,000           67,210
 1/20/98    USD   900,131      HKD 7,000,000            (2,460)
 1/20/98    HKD 2,400,000      USD   307,207             2,253
 1/20/98    USD   308,462      ITL 525,000,000          11,739
 1/20/98    JPY 441,000,000    USD  3,748,482         (361,192)
 1/20/98    USD  2,350,874     JPY 281,000,000         192,533
 1/20/98    USD   525,328      MYR 1,400,000           165,086
 1/20/98    USD   477,147      NLG   950,000             8,035
 1/20/98    NLG 2,000,000      USD   998,029           (10,424)
 1/20/98    NOK 2,400,000      USD   341,710           (16,373)
 1/20/98    SEK 11,000,000     USD  1,420,546          (34,356)
 1/20/98    USD   981,646      SEK  7,600,000           23,914
 1/20/98    USD   613,079      SGD   900,000            80,641
                                                  ---------------
                                                     $ 234,297
                                                  ---------------
                                                  ---------------

As part of its investment program, the High-Yield Bond Portfolio enters into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position, (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1997, in the High-Yield Bond Portfolio.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    117

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

For the year ended December 31, 1997, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                             U.S. GOVERNMENT           OTHER INVESTMENT
                                                               OBLIGATIONS                SECURITIES
                                                         ------------------------  -------------------------
PORTFOLIO                                                 PURCHASES      SALES      PURCHASES       SALES
-------------------------------------------------------  -----------  -----------  ------------  -----------
Growth                                                            --           --  $400,262,393  $94,233,790
Equity                                                            --           --     5,435,366    1,244,128
Growth and Income                                                 --           --     3,801,558      262,855
Equity Income                                                     --           --    43,593,059   29,148,264
Capital Appreciation                                              --           --    70,559,804   95,909,382
Small Company Growth                                              --           --    10,114,510    4,748,258
Small Company Value                                               --           --    49,067,852   20,573,402
International Growth                                              --           --    25,212,967   14,219,663
Government Securities                                    $15,304,375  $10,114,437            --           --
High-Yield Bond                                            4,817,738    1,764,961   138,147,090  119,892,429
Tax-Exempt Income                                                 --           --       260,505    4,978,989
Managed                                                           --           --   113,942,080   69,217,684

118                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

5. FUND SHARE TRANSACTIONS

At December 31, 1997, the Fund, excluding the Money Market Portfolio, has 300,000,000 authorized shares at $.10 par value. The Money Market Portfolio has 500,000,000 authorized shares at $.10 par value. The following tables summarize the fund share activity for the years ended December 31, 1997 and 1996:

                                                                                                 GROWTH AND INCOME
                                         GROWTH PORTFOLIO         EQUITY PORTFOLIO                   PORTFOLIO
                                     ------------------------  ----------------------  -------------------------------------
                                        YEAR         YEAR         YEAR        YEAR     THREE MONTHS     YEAR        YEAR
                                        ENDED        ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                      DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,     DEC. 31,     SEPT. 30,   SEPT. 30,
                                        1997         1996         1997        1996         1997         1997        1996
                                     -----------  -----------  -----------  ---------  -------------  ---------  -----------
CLASS A
Shares sold                           16,798,417    8,738,168     537,283          --      119,722       43,148          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions            488,201      764,679       9,243          --        3,414           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                       (7,220,904)  (6,216,899)    (10,128)         --       (6,251)          --          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               10,065,714    3,285,948     536,398          --      116,885       43,148          --
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                            7,535,787    2,318,350     311,371          --       88,542       38,624          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions            196,989      139,776       4,711          --        2,656           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (523,041)     (85,206)     (9,754)                    (340)          (1)         --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                7,209,735    2,372,920     306,328          --       90,858       38,623          --
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                            1,710,077           --      52,431          --       18,085        3,842          --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions             28,376           --         737          --          473           --          --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (159,968)          --      (5,573)         --          (81)          (3)         --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                1,578,485           --      47,595          --       18,477        3,839          --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                            2,914,866      467,776          --          --       14,920      216,623     138,929
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions             28,250        9,455          --          --       13,546       20,982       5,104
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                         (501,167)    (298,930)         --          --      (12,369)     (78,821)    (42,161)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                2,441,949      178,301          --          --       16,097      158,784     101,872
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)         21,295,883    5,837,169     890,321          --      242,317      244,394     101,872
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    119

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                                                           CAPITAL APPRECIATION                 SMALL COMPANY
                               EQUITY INCOME PORTFOLIO          PORTFOLIO                     GROWTH PORTFOLIO
                               ------------------------  ------------------------  ---------------------------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   THREE MONTHS   YEAR ENDED   YEAR ENDED
                                DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,        ENDED       SEPT. 30,    SEPT. 30,
                                  1997         1996         1997         1996      DEC. 31, 1997     1997         1996
                               -----------  -----------  -----------  -----------  -------------  -----------  -----------
CLASS A
Shares sold                       658,272      445,852      226,042      575,596       131,634        79,965           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions     291,471      255,843      421,161      312,878         4,697            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                  (480,133)    (451,181)    (843,612)  (1,243,989)       (7,480)         (955)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           469,610      250,514     (196,409)    (355,515)      128,851        79,010           --
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                       471,024      188,604       76,065       84,267        87,205        42,270           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions      52,259       17,631       30,380       13,789         2,619            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                   (47,084)      (6,975)     (30,197)      (9,219)       (9,338)         (933)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)           476,199      199,260       76,248       88,837        80,486        41,337           --
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                        66,249           --        3,123           --        26,874         7,580           --
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions       4,740           --          469           --           761            --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                      (409)          --          (35)          --        (1,122)           (7)          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)            70,580           --        3,557           --        26,513         7,573           --
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                            --           --           --           --        15,422       481,796      125,953
--------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions          --           --           --           --        12,856        30,325       13,991
--------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                        --           --           --           --       (27,103)     (198,869)     (31,299)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                --           --           --           --         1,175       313,252      108,645
--------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)   1,016,389      449,774     (116,604)    (266,678)      237,025       441,172      108,645
--------------------------------------------------------------------------------------------------------------------------

120                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                                                 SMALL COMPANY VALUE       INTERNATIONAL GROWTH     GOVERNMENT SECURITIES
                                                      PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                               ------------------------  ------------------------  ------------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                                  1997         1996         1997         1996         1997         1996
                                               -----------  -----------  -----------  -----------  -----------  -----------
CLASS A
Shares sold                                     3,235,542      747,903      528,097      547,159      840,014      693,755
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     364,015      144,852      148,597      103,914      274,184      314,104
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (768,577)  (1,511,602)    (438,610)    (394,928)  (1,654,266)  (2,050,440)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         2,830,980     (618,847)     238,084      256,145     (540,068)  (1,042,581)
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                     2,379,023      323,495      448,885      194,193      633,414      385,535
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     175,399       21,578       37,407       12,561       30,968       15,300
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (127,118)     (46,439)    (140,802)     (23,124)    (124,591)     (98,589)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         2,427,304      298,634      345,490      183,630      539,791      302,246
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       332,692           --       85,857           --       41,088           --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                      20,471           --        3,875           --          453           --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                    (6,181)          --      (22,912)          --         (144)          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           346,982           --       66,820           --       41,397           --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                                        21,005      150,961      276,478      399,982      652,423           --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                         963          293       46,815       29,486       16,945           --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (340,603)    (339,207)    (182,169)    (106,743)     (39,802)          --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (318,635)    (187,953)     141,124      322,725      629,566           --
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                   5,286,631     (508,166)     791,518      762,500      670,686     (740,335)
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    121

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

                       HIGH-YIELD BOND         TAX-EXEMPT INCOME
                          PORTFOLIO                PORTFOLIO            MANAGED PORTFOLIO
                   ------------------------  ----------------------  ------------------------     MONEY MARKET PORTFOLIO
                   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED   ----------------------------
                    DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     YEAR ENDED     YEAR ENDED
                      1997         1996         1997        1996        1997         1996      DEC. 31, 1997  DEC. 31, 1996
                   -----------  -----------  ----------  ----------  -----------  -----------  -------------  -------------
CLASS A
Shares sold         1,682,960    1,061,881     193,960     182,258    5,986,736    6,602,960     186,445,536    155,780,333
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions        306,270      266,718      84,287      78,413      675,645      312,623       2,799,349      1,843,341
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed    (1,180,212)  (1,340,318)   (638,188)   (604,753)  (2,408,149)  (1,385,991)   (179,852,529)  (138,874,791)
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           809,018      (11,719)   (359,941)   (344,082)   4,254,232    5,529,592       9,392,356     18,748,883
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold         1,161,593      449,539     104,859     107,623    5,149,999    4,899,330      16,428,666      4,456,552
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions         57,929       23,405       7,203       4,171      433,505      154,174         165,715         35,289
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed      (274,381)     (65,696)    (52,601)    (29,665)    (776,922)    (374,396)    (11,957,685)    (3,542,604)
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           945,141      407,248      59,461      82,129    4,806,582    4,679,108       4,636,696        949,237
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold           137,745           --      12,937          --      384,001           --       3,804,829             --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions          1,503           --         271          --       15,601           --           5,853             --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed       (20,787)          --           0          --       (7,138)          --      (2,789,719)            --
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)           118,461           --      13,208          --      392,464           --       1,020,963             --
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold            63,572           --          --          --    3,318,402    4,254,875       3,225,033             --
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of
 Distributions          2,027           --          --          --      389,953      208,342          55,490             --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed           (73)          --          --          --   (2,225,883)  (1,204,112)       (580,428)            --
---------------------------------------------------------------------------------------------------------------------------
Net Increase
 (Decrease)            65,526           --          --          --    1,482,472    3,259,105       2,700,095             --
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase
 (Decrease)         1,938,146      395,529    (287,272)   (261,953)  10,935,750   13,467,805      17,750,110     19,698,120
---------------------------------------------------------------------------------------------------------------------------

In the Growth and Income Portfolio, two shareholders owned 14.42% of the fund as of December 31, 1997.

122                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

At December 31, 1997, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                                                     NET
                                                                                       UNREALIZED   UNREALIZED    UNREALIZED
PORTFOLIO                                                                 TAX COST        GAIN         LOSS      GAIN (LOSS)
----------------------------------------------------------------------  ------------  ------------  -----------  ------------
Growth                                                                  $491,684,576  $176,118,738  $(9,917,520) $166,201,218
-----------------------------------------------------------------------------------------------------------------------------
Equity                                                                     4,915,731       402,325      (27,689)      374,636
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income                                                         17,245,348     6,061,161      (73,816)    5,987,345
-----------------------------------------------------------------------------------------------------------------------------
Equity Income                                                             85,840,471    33,483,933     (604,369)   32,879,564
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                                      78,496,801    44,292,716     (641,148)   43,651,568
-----------------------------------------------------------------------------------------------------------------------------
Small Company Growth                                                      19,853,958     3,296,594   (1,052,154)    2,244,440
-----------------------------------------------------------------------------------------------------------------------------
Small Company Value                                                       62,051,868     9,946,273   (1,068,142)    8,878,131
-----------------------------------------------------------------------------------------------------------------------------
International Growth                                                      58,336,382     8,798,970   (7,054,621)    1,744,349
-----------------------------------------------------------------------------------------------------------------------------
Government Securities                                                     88,746,873       608,153     (736,845)     (128,692)
-----------------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                           84,876,880     3,120,105     (430,566)    2,689,539
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income                                                         24,744,194     1,766,951       (7,157)    1,759,794
-----------------------------------------------------------------------------------------------------------------------------
Managed                                                                  278,520,855    77,525,752   (4,738,563)   72,787,189
-----------------------------------------------------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, pay downs, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1997, the following Portfolios had capital loss carryforwards for federal tax purposes of:

                                                                                     EXPIRING
                                                                          BALANCE    THROUGH
                                                                        -----------  --------
Government Securities Portfolio                                         $ 4,065,514     2004
---------------------------------------------------------------------------------------------
Money Market Portfolio                                                        4,140     2005
---------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    123

--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

The capital gains distribution paid to shareholders for 1997, whether taken in additional shares or cash, is as follows:

                                                                        20% CAPITAL   28% CAPITAL
                                                                           GAINS         GAINS
                                                                        ------------  ------------
Growth Portfolio                                                        $ 11,502,466  $  1,933,365
--------------------------------------------------------------------------------------------------
Growth and Income                                                            337,504        66,433
--------------------------------------------------------------------------------------------------
Equity Income Portfolio                                                    3,942,594     3,910,954
--------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                            13,135,869     3,401,068
--------------------------------------------------------------------------------------------------
Small Company Growth                                                         209,625       294,917
--------------------------------------------------------------------------------------------------
Small Company Value Portfolio                                                614,465       843,454
--------------------------------------------------------------------------------------------------
International Growth Portfolio                                               843,959     1,024,026
--------------------------------------------------------------------------------------------------
Tax-Exempt Income Portfolio                                                  295,151        69,640
--------------------------------------------------------------------------------------------------
Managed Portfolio                                                          3,315,174     3,849,340
--------------------------------------------------------------------------------------------------

The Tax-Exempt Income Portfolio has designated all income dividends paid as exempt interest dividends. Thus 100% of the net investment income distributions are exempt from federal income tax.

7. SUBSEQUENT EVENTS

Effective January 1, 1998, the 12b-1 Distribution Fee has been eliminated on the Money Market Portfolio.

Effective January 1, 1998, the Portfolio Manager for the Tax-Exempt Income Portfolio has been changed to MBIA Capital Management Corp.

124                   THE ENTERPRISE GROUP OF FUNDS, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Enterprise Group of Funds,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios of The Enterprise Group of Funds, Inc. as of December 31, 1997, the statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or periods) in the period then ended of Growth, Equity Income, Capital Appreciation, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed, and Money Market Portfolios; the statement of operations, statement of changes in net assets and financial highlights of the Equity Portfolio for the period May 1, 1997 through December 31, 1997; and the statements of operations, statements of changes in net assets and financial highlights of Growth and Income and Small Company Growth Portfolios for the periods October 1, 1997 through December 31, 1997 and for the year (or period) ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for each of the four years in the period ended September 30, 1996 for Growth and Income and Small Company Growth Portfolios of The Enterprise Group of Funds, Inc. were audited by other auditors whose report dated November 15, 1996, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value (formerly Small Company), International Growth, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Portfolios of The Enterprise Group of Funds, Inc. as of December 31, 1997, the results of their operations, and the changes in their net assets, and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

Atlanta, Georgia
February 19, 1998

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    125
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







                     DIRECTORS AND OFFICERS


                           DIRECTORS

                         Victor Ugolyn
                     CHAIRMAN AND DIRECTOR


        Arthur T. Dietz                  Arthur Howell
           DIRECTOR                         DIRECTOR


   William A. Mitchell, Jr.               Lonnie H. Pope
           DIRECTOR                         DIRECTOR


      Samuel J. Foti                     Michael I. Roth
          DIRECTOR                          DIRECTOR


                           OFFICERS

                         Victor Ugolyn
             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       Phillip G. Goff
                        VICE PRESIDENT


    Herbert M. Williamson          Catherine R. McClellan
         TREASURER AND                   SECRETARY
    ASSISTANT SECRETARY

                             INVESTMENT ADVISER
                      Enterprise Capital Management, Inc.
                          Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022

                                 DISTRIBUTOR
                       Enterprise Fund Distributors, Inc.
                          Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022
                           Telephone: 1-800-432-4320

                                   CUSTODIAN
                       State Street Bank and Trust Company
                                   Boston, MA

                                 TRANSFER AGENT
                       National Financial Data Services, Inc.
                         1004 Baltimore Ave., 2nd Floor
                           Kansas City, MO 64105-2112
                            Telephone: 1-800-368-3527

                               INDEPENDENT ACCOUNTANTS
                               Coopers & Lybrand L.L.P.
                                    Atlanta, GA

                         MEMBER - INVESTMENT COMPANY INSTITUTE

                             [LOGO] ENTERPRISE
                                    GROUP OF FUNDS
                             INVEST WITH THE PROS THE PROFESSIONALS USE

                                      1-800-432-4320
                                www.enterprisegroup.com

                     THIS REPORT IS NOT TO BE USED IN CONNECTION WITH
                  THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR
                          PRECEDED BY AN EFFECTIVE PROSPECTUS.